UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23117

JPMorgan Trust IV

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: October 31

Date of reporting period: November 1, 2019 through April 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

[INSERT— International Equity (10), Seed—International Equity Plus (1) and Seed—Macro Opportunities (1) – semi-annual report dated April 30, 2020]

Semi-Annual Report

J.P. Morgan International Equity Funds

April 30, 2020 (Unaudited)

JPMorgan Emerging Markets Equity Fund

JPMorgan Emerging Markets Research Enhanced Equity Fund

JPMorgan Europe Dynamic Fund

JPMorgan International Advantage Fund

JPMorgan International Equity Fund

JPMorgan International Focus Fund

(formerly known as JPMorgan International Unconstrained Equity Fund)

JPMorgan International Hedged Equity Fund

JPMorgan International Research Enhanced Equity Fund

JPMorgan International Value Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

June 11, 2020 (Unaudited)

Dear Shareholders,

Many have faced significant challenges since my last letter, whether related to the COVID-19 pandemic or the recent acts of racism and discrimination around the world. While many have endured uncertainty and abrupt changes in their personal and professional lives related to these challenges, you can be confident that J.P. Morgan Asset Management is well-prepared for adverse events and is taking action to ensure that our clients and mutual fund shareholders continue to receive the service that is the foundation of our enterprise.

“Our extensive planning and testing of resiliency protocols enabled us to provide uninterrupted and expanded assistance to our clients and fund shareholders even as the COVID-19 crisis dramatically increased the volume of client questions and the demand for investment solutions.” — Andrea L. Lisher

Our extensive planning and testing of resiliency protocols enabled us to provide uninterrupted and expanded assistance to our clients and fund shareholders even as the COVID-19 crisis dramatically increased the volume of client questions and the demand for investment solutions. While our own employees transitioned to working from home, they worked tirelessly to guide our clients and shareholders through this unprecedented time. We are here for you — our clients and fund shareholders — regardless of the economic, market or social and civic environment. That’s how we have always operated and we will not waiver in that commitment.

JPMorgan Chase & Co. has also recommitted its firm stance against any form of racism, discrimination, or social injustice. As Brian Lamb, Global Head of Diversity & Inclusion, recently said, “We are working across the entire firm — being intentional to strengthen our inclusive environment where our employees, customers and partners feel welcomed and valued in the communities where we do business.” To learn more, please visit JPMorgan Chase & Co.’s Diversity & Inclusion website.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your assets. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	1

J.P. Morgan International Equity Funds

MARKET OVERVIEW

SIX MONTHS ENDED APRIL 30, 2020 (Unaudited)

While developed equity markets generally rallied in the final months of 2019, the global response to the COVID-19 pandemic led to a dramatic increase in financial market volatility and drove asset prices sharply lower in February and March of 2020 before equity prices posted a small rebound in April.

Global equity markets, led by the U.S. and Europe, largely recorded gains for the final two months of 2019 on the back of accommodative policies from leading central banks and investor expectations of a reduction in trade tensions. Even as economic data showed slowing or flat growth in China, Europe and the U.S. in the final quarter of 2019, there were no indicators that the longest recorded economic expansion in the U.S. would necessarily end. In the second half of December 2019, the U.S. and China reached a “Phase One” agreement that reduced trade tariffs and headed off the implementation of new tariffs. Combined with less aggressive U.S. trade rhetoric toward Mexico and toward European and Japanese auto industries, the U.S.-China trade agreement fueled price gains in developed equity markets.

In the U.K., the Conservative Party won a large majority in national elections in December, which appeared to remove investor concerns about the possibility of a non-negotiated “hard Brexit” departure from the EU. Equity prices in the U.K. and the British pound briefly rallied on the election result.

Early January 2020 saw continued investor support for global equities that weathered a brief flare up of military tension between the U.S. and Iran. However, investor sentiment began to turn as the outbreak of COVID-19 began to impact large parts of China’s economy. Emerging markets equities led a slump in global equity markets and U.S. and European government bonds largely gained. Notably, prices for benchmark Brent crude oil plummeted 11.9% in January amid shrinking demand from China and other economies hit by the pandemic.

U.S. equity prices found support in early February as companies began to report better-than-expected earnings from the final quarter of 2019. By the end of the month, global equity prices had fallen significantly and global demand for petroleum had declined for the first time since the 2009 financial crisis. China’s central bank responded to the impact of COVID-19 by cutting the prime lending rate and regional authorities across China enacted a range of actions to counter the sharp drop in economic activity. By the end of February, yields on benchmark 10-year U.S. Treasury bonds had fallen to a record low 1.1% as investors sought the perceived safety of government-backed bonds.

The month of March proved to be worse for global equities and a range of other asset classes as COVID-19 was declared a pandemic and national, regional and municipal governments implemented at-home quarantines and a range of other actions designed to prevent hospitals and health care systems from being overwhelmed. The U.S. Federal Reserve slashed interest rates, restarted its quantitative easing or asset purchasing program, and unleashed an array of programs to maintain liquidity and functioning in short-term commercial debt markets. The European Central Bank also stepped in to shore up economic activity via negative interest rates and a commitment to continue purchasing assets until no longer necessary. Statements of broad support from both central banks, along with fiscal stimulus and/or wage protection policies from national governments across the globe, helped to reduce record high volatility in financial markets. However, leading equity indexes lost 20% or more of their value during the first quarter of 2020. Corporate bond prices generally fell and the prices of Brent crude oil ended the first quarter down by 60%. Only developed market sovereign bonds and commodity gold experienced price appreciation in March 2020.

Global equity markets rebounded slightly in April and fixed income markets rallied somewhat as investors reacted positively to the actions of central banks and national governments to mitigate the economic impact of the pandemic. Price gains were seen in large cap technology stocks and pharmaceutical sector stocks. Fixed income investments benefitted from accommodative central bank policies and high quality corporate credit outperformed government bonds for the month. However, a glut in global petroleum markets sent futures prices for benchmark West Texas Intermediate crude oil into negative territory.

For the six months ended April 30, 2020, the S&P 500 Index returned -3.16%, the MSCI EAFE Index returned -14.00% and the MSCI Emerging Markets Index returned 10.39%. Among bond market indexes, the Bloomberg Barclays U.S. Aggregate Index returned 4.86% and the Bloomberg Barclays Emerging Markets Index returned -5.69%.

2	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	(10.07)%
MSCI Emerging Markets Index (net of foreign withholding taxes)	(10.50)%

Net Assets as of 4/30/2020 (In Thousands)	$7,785,761

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Markets Equity Fund (the “Fund”) seeks to provide high total return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares outperformed the MSCI Emerging Markets Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2020.

By sector, the Fund’s underweight allocation to the energy sector and its security selection in the communication services sector were leading contributors to performance relative to the Benchmark, while the Fund’s overweight allocation and security selection in the financials sector and its overweight allocation to the consumer staples sector were leading detractors from relative performance.

By country, the Fund’s overweight allocations to China and Belarus were leading contributors to performance relative to the Benchmark, while the Fund’s overweight allocation and security selection in India and its underweight allocation to Taiwan were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s out-of-Benchmark position in EPAM Systems Inc., its overweight position in Wuxi Biologics (Cayman) Inc., and its underweight position in Petroleo Brasiliero SA. Shares of EPAM Systems, a U.S.-based global provider of software development and platform engineering services, rose after the company raised its forecast for first quarter 2020 results. Shares of Wuxi Biologics (Cayman), a Chinese developer of biological testing and drug research, rose amid investor expectations of increased demand for its products and services in response to the COVID-19 pandemic. Shares of Petroleo Brasiliero, a Brazilian oil & natural gas producer, fell amid a global decline in demand for petroleum and a sharp drop in oil prices in 2020.

Leading individual detractors from relative performance included the Fund’s out-of-Benchmark positions in IndusInd Bank Ltd. and HDFC Bank Ltd., and its overweight position in Grupo Financiero Banorte SA de CV. Shares of IndusInd Bank and HDFC Bank, both Indian banking and financial services providers, fell amid investor expectations at-home quarantine orders issued by the Indian government in response to the COVID-19 pandemic would lead to a sharp contraction in the India’s economy. Shares of Grupo Financiero Banorte, a Mexican banking and financial services company, fell amid investor expectations for a sharp contraction in Mexico’s economy in response to the COVID-19 pandemic.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed an active strategy in which portfolio construction was focused on the highest-conviction ideas found at the security level. The Fund’s portfolio managers used bottom-up fundamental research to determine the Fund’s security weightings, researching companies in an attempt to determine their underlying value and potential for future earnings growth.

As a result of this process, the Fund’s largest sector overweight allocations relative to the Benchmark were in the financials and consumer staples sectors and its largest relative underweight allocations were in the energy and materials sectors. The Fund’s largest country overweight allocations relative to the Benchmark were in India and China and its largest relative underweight allocations were in South Korea and Taiwan.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	3

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2020 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Alibaba Group Holding Ltd., ADR (China)	5.8%
2.	Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	5.3
3.	Tencent Holdings Ltd. (China)	4.9
4.	Samsung Electronics Co. Ltd. (South Korea)	4.1
5.	Housing Development Finance Corp. Ltd. (India)	3.1
6.	EPAM Systems, Inc. (United States)	3.1
7.	AIA Group Ltd. (Hong Kong)	3.0
8.	Ping An Insurance Group Co. of China Ltd., Class H (China)	2.5
9.	Tata Consultancy Services Ltd. (India)	2.4
10.	NetEase, Inc., ADR (China)	2.4

PORTFOLIO COMPOSITION BY COUNTRY***
China	34.9%
India	16.3
Taiwan	8.9
Hong Kong	6.4
South Korea	5.5
Brazil	4.8
United States	3.1
Mexico	2.4
Argentina	2.2
Indonesia	2.1
South Africa	1.7
Portugal	1.6
Hungary	1.5
Macau	1.3
Turkey	1.2
Others (each less than 1.0%)	2.9
Short-Term Investments	3.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2020. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge**		(14.98)%	(12.50)%	2.71%	2.21%
Without Sales Charge		(10.26)	(7.65)	3.82	2.77
CLASS C SHARES	February 28, 2006
With CDSC***		(11.48)	(9.14)	3.30	2.25
Without CDSC		(10.48)	(8.14)	3.30	2.25
CLASS I SHARES	September 10, 2001	(10.14)	(7.43)	4.07	3.02
CLASS L SHARES	November 15, 1993	(10.07)	(7.33)	4.21	3.17
CLASS R2 SHARES	July 31, 2017	(10.37)	(7.93)	3.59	2.65
CLASS R3 SHARES	July 31, 2017	(10.25)	(7.70)	3.80	2.76
CLASS R4 SHARES	July 31, 2017	(10.17)	(7.49)	4.04	3.00
CLASS R5 SHARES	September 9, 2016	(10.08)	(7.32)	4.22	3.17
CLASS R6 SHARES	December 23, 2013	(10.05)	(7.24)	4.32	3.23

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/10 TO 4/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R5 Shares and Class R6 Shares prior to their inception dates are based on the performance of Class L Shares. The actual returns of Class R5 Shares and Class R6 Shares would have been different than those shown because Class R5 Shares and Class R6 Shares have different expenses than Class L Shares.

Returns shown for Class R2 Shares and Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. The actual returns of Class R2 Shares and Class R3 Shares would have been lower than those shown because Class R2 Shares and Class R3 Shares have higher expenses than Class A Shares.

Returns for Class R4 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Emerging Markets Equity Fund and the MSCI Emerging Markets Index (net of foreign withholding taxes) from April 30, 2010 to April 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The MSCI Emerging Markets Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	5

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2020 (Unaudited) (continued)

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

JPMorgan Emerging Markets Research Enhanced Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class R6 Shares)*	(11.73)%
MSCI Emerging Markets Index (net of foreign withholding taxes)	(10.50)%

Net Assets as of 4/30/2020 (In Thousands)	$2,382,905

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Markets Research Enhanced Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class R6 Shares underperformed the MSCI Emerging Markets Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2020.

By sector, the Fund’s security selection in the financials and industrials sectors was a leading contributor to relative performance, while the Fund’s security selection in the energy and consumer discretionary sectors was a leading detractor from relative performance.

By country, the Fund’s security selection in South Korea and Taiwan was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in Saudi Arabia and Poland was a leading contributor relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Itau Unibanco Holding SA, CVC Brasil Operadora SA and China Oilfield Services Ltd. Shares of Itau Unibanco Holding, a Brazilian banking and financial services company, fell amid investor expectations for a sharp contraction in Brazil’s economy in response to the COVID-19 pandemic. Shares of CVC Brasil Operadora, a Brazilian travel agency, fell amid investor expectations that its leisure travel would be severely curtailed in response to the COVID-19 pandemic. Shares of China Oilfield Services Ltd., a Chinese offshore oilfield services provider, fell amid a sharp decline in global prices for petroleum and natural gas in 2020.

Leading individual contributors to relative performance included the Fund’s underweight positions in HDFC Ltd. and Axis Bank Ltd. and its overweight position in Yonyou Network Technology Co. Shares of HDFC, and Indian banking and financial services company, fell amid investor expectations that at-home quarantine orders issued by the Indian government in response to the COVID-19 pandemic would lead to a sharp contraction in the India’s economy. Shares of Axis Bank, an Indian financial services company, fell after it reported a loss for the quarter ended March 31, 2020. Shares of Yonyou Network Technology, a Chinese provider of cloud computing, software and services to businesses, rose amid investor expectation that cloud computing services would experience greater demand during at-home quarantines in response to the COVID-19 pandemic.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a combination of disciplined portfolio construction with in-depth fundamental research conducted by a global network of research analysts to identify what they believed to be overvalued and undervalued stocks.

As a result of this process, the Fund’s smallest underweight allocations relative to the Benchmark were in the consumer discretionary and real estate sectors and its largest relative underweight allocations were in the financials and materials sectors. By country, the Fund’s largest overweight allocations relative to the Benchmark were in Mexico and Russia and its largest relative underweight allocations were in Taiwan and Malaysia.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Alibaba Group Holding Ltd., ADR (China)	7.1%
2.	Tencent Holdings Ltd. (China)	6.1
3.	Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	5.1
4.	Samsung Electronics Co. Ltd. (South Korea)	4.6
5.	China Construction Bank Corp., Class H (China)	1.8
6.	Ping An Insurance Group Co. of China Ltd., Class H (China)	1.5
7.	Reliance Industries Ltd. (India)	1.2
8.	Housing Development Finance Corp. Ltd. (India)	1.1
9.	Naspers Ltd., Class N (South Africa)	1.0
10.	SK Hynix, Inc. (South Korea)	0.9

PORTFOLIO COMPOSITION BY COUNTRY***
China	39.3%
South Korea	12.3
Taiwan	12.0
India	8.7
Brazil	4.6
Russia	4.1
South Africa	3.5
Mexico	2.4
Saudi Arabia	2.4
Thailand	1.6
Indonesia	1.6
Turkey	1.1
Malaysia	1.1
Others (each less than 1.0%)	4.0
Short-Term Investments	1.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2020. The Fund’s portfolio composition is subject to change.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	7

JPMorgan Emerging Markets Research Enhanced Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS I SHARES	January 30, 2019	(11.79)%	(12.63)%	(0.58)%
CLASS R6 SHARES	December 11, 2018	(11.73)	(12.51)	(0.44)

*	Not annualized.

LIFE OF FUND PERFORMANCE (12/11/18 TO 4/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 11, 2018.

Returns for Class I Shares prior to its inception date are based on the performance of Class R6 Shares. The actual returns of Class I Shares would have been lower than those shown because Class I Shares have higher expenses than Class R6 Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan Emerging Markets Research Enhanced Equity Fund and the MSCI Emerging Markets Index (net of foreign withholding taxes) from December 11, 2018 to April 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The MSCI Emerging Markets Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. Investors cannot invest directly in an index.

Class R6 Shares have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

JPMorgan Europe Dynamic Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	(16.65)%
MSCI Europe Index (net of foreign withholding taxes)	(15.47)%

Net Assets as of 4/30/2020 (In Thousands)	$417,455

INVESTMENT OBJECTIVE**

The JPMorgan Europe Dynamic Fund (the “Fund”) seeks total return from long-term capital growth. Total return consists of capital growth and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the MSCI Europe Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2020.

By sector, the Fund’s underweight allocation and security selection in the food, beverages & tobacco sector and its security selection in the transportation sector were leading detractors from performance relative to the Benchmark. The Fund’s security selection in the consumer services sector and its underweight allocation in the banks sector were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s out-of-Benchmark positions in Nestle SA and Dart Group PLC and its overweight position in Peugeot SA. Shares of Nestle, a Swiss maker of prepared foods and consumer goods, fell after the company reported a decline in sales for the first quarter of 2020. Shares of Dart Group, a U.K. provider of leisure airline travel, distribution and logistics, fell amid a halt to most airline traffic in response to the COVID-19 pandemic. Shares of Peugeot, a French automaker, fell amid a sharp decline in new car sales in early 2020.

Leading individual contributors to relative performance included the Fund’s overweight positions in Roche Holding SA, Evolution Gaming Group AB and Polymetal International PLC. Shares of Roche Holding, a Swiss pharmaceutical company, rose amid investor expectations that it would benefit from a potential vaccine, treatment or test for the COVID-19 virus. Shares of Evolution Gaming Group, a Swedish online casino and gaming provider not held in the Benchmark, rose as investors sought companies they believed were well positioned to weather financial market volatility in 2020. Shares of Polymetal International, a gold and silver mining company not held in the Benchmark, rose amid investor expectations for rising demand for precious metals in the face of financial market volatility in 2020.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers believe that attractively valued, high quality securities with positive momentum have the potential to outperform the market. During the reporting period, the Fund’s portfolio managers invested in securities that they believed had these style characteristics. Portfolio positions were based on bottom-up security selection rather than top-down asset allocation decisions.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	9

JPMorgan Europe Dynamic Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2020 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Roche Holding AG (Switzerland)	4.7%
2.	Novartis AG (Registered) (Switzerland)	3.9
3.	Nestle SA (Registered) (Switzerland)	3.4
4.	Sanofi (France)	3.2
5.	Allianz SE (Registered) (Germany)	2.2
6.	Linde plc (United Kingdom)	2.1
7.	Enel SpA (Italy)	2.1
8.	Koninklijke Ahold Delhaize NV (Netherlands)	2.1
9.	Kering SA (France)	1.9
10.	Swisscom AG (Registered) (Switzerland)	1.8

PORTFOLIO COMPOSITION BY COUNTRY***
Switzerland	19.0%
United Kingdom	15.9
France	13.6
Germany	11.9
Netherlands	7.4
Italy	4.5
Sweden	3.6
Belgium	2.2
Australia	2.1
Austria	2.0
Finland	1.8
Russia	1.8
Ireland	1.7
Spain	1.3
Others (each less than 1.0%)	1.3
Short-Term Investments	9.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2020. The Fund’s portfolio composition is subject to change.

10	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 2, 1995
With Sales Charge**		(21.02)%	(19.45)%	(3.87)%	2.83%
Without Sales Charge		(16.65)	(14.97)	(2.83)	3.39
CLASS C SHARES	November 1, 1998
With CDSC***		(17.82)	(16.36)	(3.31)	2.87
Without CDSC		(16.82)	(15.36)	(3.31)	2.87
CLASS I SHARES	September 10, 2001	(16.56)	(14.73)	(2.56)	3.67
CLASS L SHARES	September 10, 2001	(16.47)	(14.63)	(2.41)	3.86
CLASS R6 SHARES	October 1, 2018	(16.44)	(14.56)	(2.39)	3.87

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/10 TO 4/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class L Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Europe Dynamic Fund and the MSCI Europe Index (net of foreign withholding taxes) from April 30, 2010 to April 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the MSCI Europe Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The MSCI Europe Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	11

JPMorgan International Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	(16.19)%
MSCI EAFE Index (net of foreign withholding taxes)	(14.21)%

Net Assets as of 4/30/2020 (In Thousands)	$1,494,850

INVESTMENT OBJECTIVE**

The JPMorgan International Advantage Fund (the “Fund”) seeks to maximize long-term capital growth by investing primarily in equity securities in developed markets outside the U.S.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2020.

By sector, the Fund’s security selection in the industrials sector and its underweight allocation and security selection in the consumer staples sector were leading detractors from performance relative to the Benchmark, while the Fund’s overweight allocation in the information technology sector and its security selection in the communication services sector were leading contributors to relative performance.

By country, the Fund’s security selection in Germany and Japan was a leading detractor from relative performance, while the Fund’s security selection in the U.K. and its underweight allocation to France were leading contributors to relative performance.

The Fund targeted investments in companies that exhibited specific growth, value and quality characteristics during the period. Due to the relatively large number of securities held in the Fund during the reporting period, the impact of individual holdings on the Fund’s relative performance tended to be small.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers believe that attractively valued, high quality securities with positive momentum have the potential to outperform the market. During the reporting period, the Fund’s portfolio managers invested in securities that they believed were attractive based on their proprietary multifactor model.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Nestle SA (Registered) (Switzerland)	2.8%
2.	Roche Holding AG (Switzerland)	2.7
3.	Novartis AG (Registered) (Switzerland)	2.2
4.	Sanofi (France)	1.9
5.	BHP Group Ltd. (Australia)	1.6
6.	Novo Nordisk A/S, Class B (Denmark)	1.5
7.	Toyota Motor Corp. (Japan)	1.5
8.	Allianz SE (Registered) (Germany)	1.5
9.	Rio Tinto plc (Australia)	1.3
10.	Schneider Electric SE (France)	1.3

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	24.5%
Switzerland	11.3
United Kingdom	10.5
Australia	8.9
France	6.7
Netherlands	6.2
Germany	6.0
Sweden	2.6
Denmark	2.4
Hong Kong	2.4
Singapore	2.4
Spain	1.8
Belgium	1.2
Italy	1.1
Norway	1.0
Others (each less than 1.0%)	4.2
Short-Term Investments	6.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2020. The Fund’s portfolio composition is subject to change.

12	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 30, 2001
With Sales Charge**		(20.58)%	(19.93)%	(3.55)%	1.79%
Without Sales Charge		(16.19)	(15.51)	(2.50)	2.34
CLASS C SHARES	February 28, 2006
With CDSC***		(17.34)	(16.92)	(2.98)	1.83
Without CDSC		(16.34)	(15.92)	(2.98)	1.83
CLASS I SHARES	February 28, 2006	(16.01)	(15.27)	(2.19)	2.62
CLASS R2 SHARES	November 3, 2008	(16.29)	(15.77)	(2.76)	2.07
CLASS R6 SHARES	May 29, 2015	(15.95)	(15.12)	(2.02)	2.85

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/10 TO 4/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of the now liquidated Institutional Class Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan International Advantage Fund and the MSCI EAFE Index (net of foreign withholding taxes) from April 30, 2010 to April 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI EAFE Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	13

JPMorgan International Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(12.50)%
MSCI EAFE Index (net of foreign withholding taxes)	(14.21)%

Net Assets as of 4/30/2020 (In Thousands)	$2,667,454

INVESTMENT OBJECTIVE**

The JPMorgan International Equity Fund (the “Fund”) seeks total return from long-term capital growth and income. Total return consists of capital growth and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2020.

By sector, the Fund’s security selection in the financials sector and its security selection and overweight allocation to the information technology sector were leading contributors to performance relative to the Benchmark, while the Fund’s underweight position in the health care sector and its security selection in the consumer staples sector were leading detractors from relative performance.

By region, the Fund’s security selection in Europe, excluding the U.K., and in the Pacific, excluding Japan, was a leading contributor to performance relative to the Benchmark, while the Fund’s underweight allocation to Japan was the sole regional detractor from relative performance.

Leading individual contributors to the Fund’s relative performance included the Fund’s overweight positions in Roche Holding SA, Tencent Holdings Ltd. and Novo Nordisk A/S. Shares of Roche Holding, a Swiss pharmaceutical company, rose amid investor expectations that it would benefit from a potential vaccine, treatment or test for the COVID-19 virus. Shares of Tencent Holdings, a Hong Kong online gaming, advertising and services company, rose amid growth in earnings and revenue and investor expectations for increased traffic to its services during at-home quarantines as a result of the COVID-19 pandemic. Shares of Novo Nordisk, a Danish pharmaceuticals company, rose after the company reported better-than-expected results for the fourth quarter of 2019.

Leading individual detractors from the Fund’s relative performance included its overweight positions in Itau Unibanco Holding SA, ING Groep NV and Royal Dutch Shell PLC. Shares of Itau Unibanco Holding, a Brazilian banking and financial services company, fell amid investor expectations for a sharp contraction in Brazil’s economy in response to the COVID-19 pandemic. Shares of ING Groep, a Dutch banking, financial services and insurance provider, fell after the company reported lower-than-expected earnings for the fourth quarter of 2019. Shares of Royal Dutch Shell, a British/Dutch oil and natural gas producer and retailer, fell as global energy demand contracted and global oil prices fell sharply in 2020.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to focus on security selection to build a portfolio of international equities. They used bottom-up fundamental research to identify what they believed were attractively priced securities of companies with solid financial positions that possessed the potential to increase their earnings faster than their industry peers.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Nestle SA (Registered) (Switzerland)	4.0%
2.	Roche Holding AG (Switzerland)	3.5
3.	Novartis AG (Registered) (Switzerland)	2.6
4.	AIA Group Ltd. (Hong Kong)	2.3
5.	GlaxoSmithKline plc (United Kingdom)	2.3
6.	Novo Nordisk A/S, Class B (Denmark)	2.2
7.	ASML Holding NV (Netherlands)	2.1
8.	Diageo plc (United Kingdom)	2.0
9.	SAP SE (Germany)	2.0
10.	Sony Corp. (Japan)	1.9

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	14.8%
United Kingdom	14.2
Switzerland	13.3
France	12.8
Germany	7.8
Netherlands	4.1
Denmark	4.0
Hong Kong	4.0
China	3.6
Australia	3.4
Sweden	2.3
Taiwan	1.6
South Korea	1.4
Finland	1.2
India	1.2
United States	1.2
Spain	1.0
Singapore	1.0
Others (each less than 1.0%)	2.0
Short-Term Investments	5.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2020. The Fund’s portfolio composition is subject to change.

14	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2002
With Sales Charge**		(17.21)%	(14.00)%	(1.02)%	2.89%
Without Sales Charge		(12.60)	(9.25)	0.05	3.45
CLASS C SHARES	January 31, 2003
With CDSC***		(13.88)	(10.79)	(0.46)	2.92
Without CDSC		(12.88)	(9.79)	(0.46)	2.92
CLASS I SHARES	January 1, 1997	(12.50)	(9.03)	0.30	3.70
CLASS R2 SHARES	November 3, 2008	(12.77)	(9.55)	(0.23)	3.17
CLASS R5 SHARES	May 15, 2006	(12.45)	(8.94)	0.44	3.88
CLASS R6 SHARES	November 30, 2010	(12.43)	(8.86)	0.52	3.95

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/10 TO 4/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Equity Fund and the MSCI EAFE Index (net of foreign withholding taxes) from April 30, 2010 to April 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The

MSCI EAFE Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	15

JPMorgan International Focus Fund

(formerly known as JPMorgan International Unconstrained Equity Fund)

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(9.60)%
MSCI All Country World Index, Ex-U.S. (net of foreign withholding taxes)	(13.22)%

Net Assets as of 4/30/2020 (In Thousands)	$2,535,256

INVESTMENT OBJECTIVE**

The JPMorgan International Focus Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the MSCI All Country World Index, Ex-U.S. (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2020.

By sector, the Fund’s security selection in the consumer discretionary and financials sectors was a leading contributor to performance relative to the Benchmark. The Fund’s security selection in the health care and materials sectors was a leading detractor from relative performance.

By region, the Fund’s security selection in continental Europe and the U.K. was a leading contributor to relative performance, while the Fund’s underweight position in Japan was the sole regional detractor from relative performance.

Leading individual contributors to the Fund’s relative performance included its overweight positions in Delivery Hero AG, Tencent Holdings Ltd. and Novo Nordisk A/S. Shares of Delivery Hero, a German online food delivery service, rose amid investor expectations for increased demand during at-home quarantines as a result of the COVID-19 pandemic. Shares of Tencent Holdings, a Hong Kong online gaming, advertising and services company, rose amid growth in earnings and revenue and investor expectations for increased traffic to its services during at-home quarantines as a result of the COVID-19 pandemic. Shares of Novo Nordisk, a Danish pharmaceuticals company, rose after the company reported better-than-expected results for the fourth quarter of 2019.

Leading individual detractors from the Fund’s relative performance included its overweight positions in Airbus SE, Continental AG and HDFC Bank Ltd. Shares of Airbus, a French airplanes and aerospace company, fell after the company slashed production due to decreased demand amid the COVID-19 pandemic. Shares of Continental, a German rubber tire manufacturer, fell amid a sharp decline in automobile sales in 2020. Shares of HDFC Bank, an Indian banking and financial services provider, fell amid investor expectations that at-home quarantine orders issued by the Indian government in response to the COVID-19 pandemic would lead to a sharp contraction in India’s economy.

HOW WAS THE FUND POSITIONED?

By harnessing their team’s global sector specialists, the Fund’s portfolio managers sought to build a high-conviction, benchmark-agnostic portfolio of growth, value and unique companies, whose future prospects, the managers believed, were under-appreciated by the market and thus possessed the potential to deliver higher-than-expected earnings that could have a positive effect on the share price.

16	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Nestle SA (Registered) (Switzerland)	4.7%
2.	Tencent Holdings Ltd. (China)	3.6
3.	AIA Group Ltd. (Hong Kong)	3.3
4.	HDFC Bank Ltd., ADR (India)	3.1
5.	Alibaba Group Holding Ltd., ADR (China)	3.0
6.	Ping An Insurance Group Co. of China Ltd., Class H (China)	2.9
7.	Roche Holding AG (Switzerland)	2.7
8.	GlaxoSmithKline plc (United Kingdom)	2.7
9.	Novo Nordisk A/S, Class B (Denmark)	2.6
10.	Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	2.6

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	18.9%
Switzerland	10.5
Germany	9.5
China	9.4
Canada	6.4
France	6.3
Japan	5.3
Hong Kong	3.3
India	3.1
Sweden	2.9
Denmark	2.6
Taiwan	2.6
Netherlands	2.5
South Korea	2.3
Australia	1.9
Belgium	1.5
United States	1.5
Indonesia	1.4
Finland	1.3
Short-Term Investments	6.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2020. The Fund’s portfolio composition is subject to change.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	17

JPMorgan International Focus Fund

(formerly known as JPMorgan International Unconstrained Equity Fund)

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	November 30, 2011
With Sales Charge**		(14.49)%	(12.08)%	0.30%	5.16%
Without Sales Charge		(9.75)	(7.21)	1.39	5.84
CLASS C SHARES	November 30, 2011
With CDSC***		(10.92)	(8.67)	0.89	5.31
Without CDSC		(9.92)	(7.67)	0.89	5.31
CLASS I SHARES	November 30, 2011	(9.60)	(6.96)	1.69	6.14
CLASS R2 SHARES	November 30, 2011	(9.86)	(7.48)	1.11	5.55
CLASS R5 SHARES	November 30, 2011	(9.54)	(6.84)	1.80	6.29
CLASS R6 SHARES	November 30, 2011	(9.53)	(6.79)	1.87	6.35

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/11 TO 4/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Focus Fund and the MSCI All Country World Index, ex-U.S. (net of foreign withholding taxes) from November 30, 2011 to April 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI All Country World Index, ex-U.S. (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI All Country World Index, ex-U.S. (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through May 30, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside of the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

JPMorgan International Hedged Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(8.56)%
MSCI EAFE Index (net of foreign withholding taxes)	(14.21)%
ICE BofAML 3-Month U.S. Treasury Bill Index	0.85%

Net Assets as of 4/30/2020 (In Thousands)	$95,467

INVESTMENT OBJECTIVE**

The JPMorgan International Hedged Equity Fund (the “Fund”) seeks to provide capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) and underperformed the ICE BofAML 3-Month U.S. Treasury Bill Index for the six months ended April 30, 2020.

By sector, the Fund’s security selection in the utilities and basic industries sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the retail and consumer staples sectors was a leading detractor from relative performance.

By country, the Fund’s overweight position and security selection in Australia and its security selection in Italy were leading contributors to performance relative to the Benchmark, while the Fund’s security selection and underweight position in Japan and its security selection in France were leading detractors from relative performance.

Leading individual contributors to the Fund’s relative performance included the Fund’s overweight positions in Roche Holding SA, Novo Nordisk A/S and Nintendo Ltd. Shares of Roche Holding, a Swiss pharmaceutical company, rose amid investor expectations that it would benefit from a potential vaccine, treatment or test for the COVID-19. Shares of Novo Nordisk, a Danish pharmaceuticals company, rose after the company reported better-than-expected results for the fourth quarter of 2019. Shares of Nintendo, a Japanese developer of home entertainment products, rose amid increased demand for its products by households under quarantine as a result of the COVID-19 pandemic.

Leading individual detractors from relative performance included the Fund’s overweight positions in Airbus SE, Anheuser-Busch InBev SA and Standard Chartered PLC. Shares of Airbus, a French airplanes and aerospace company, fell after the company slashed production due to decreased demand amid the COVID-19 pandemic. Shares of Anheuser-Busch, a Belgian beer and beverages company, fell after it reported a sharp decline in fourth quarter 2019 profit as sales in China declined sharply amid COVID-19 quarantines and U.S. sales were hurt by increased demand for alcoholic seltzer products. Shares of Standard Chartered, a U.K. banking and financial services company, fell after the company cancelled dividend payments to shareholders under pressure from regulators to free up capital for lending during the COVID-19 pandemic.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to focus on security selection to build a portfolio of international equities. They used bottom-up fundamental research to identify what they believed were attractively priced securities of companies with solid financial positions that possessed the potential to increase their earnings faster than their industry peers.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Nestle SA (Registered) (Switzerland)	3.9%
2.	Roche Holding AG (Switzerland)	3.0
3.	Novartis AG (Registered) (Switzerland)	2.4
4.	Toyota Motor Corp. (Japan)	2.2
5.	ASML Holding NV (Netherlands)	2.1
6.	SAP SE (Germany)	2.0
7.	Sanofi (France)	2.0
8.	Novo Nordisk A/S, Class B (Denmark)	2.0
9.	Air Liquide SA (France)	1.6
10.	Diageo plc (United Kingdom)	1.5

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	23.7%
United Kingdom	15.9
France	12.6
Switzerland	11.7
Germany	9.7
Netherlands	4.7
Australia	4.7
Denmark	3.3
Spain	3.2
Hong Kong	2.1
Italy	2.1
Sweden	1.3
Ireland	1.0
Others (each less than 1.0%)	3.1
Short-Term Investments	0.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2020. The Fund’s portfolio composition is subject to change.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	19

JPMorgan International Hedged Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	March 15, 2019
With Sales Charge**		(13.44)%	(11.40)%	(9.03)%
Without Sales Charge		(8.67)	(6.51)	(4.57)
CLASS C SHARES	March 15, 2019
With CDSC***		(9.86)	(7.94)	(5.02)
Without CDSC		(8.86)	(6.94)	(5.02)
CLASS I SHARES	March 15, 2019	(8.56)	(6.28)	(4.32)
CLASS R5 SHARES	March 15, 2019	(8.46)	(6.11)	(4.16)
CLASS R6 SHARES	March 15, 2019	(8.44)	(6.04)	(4.09)

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (3/15/19 TO 4/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 15, 2019.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Hedged Equity Fund, the MSCI EAFE Index (net of foreign withholding taxes) and the ICE BofAML 3-Month U.S. Treasury Bill Index from March 15, 2019 to April 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the ICE BofAML 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks, if applicable. The MSCI EAFE Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The ICE BofAML 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

20	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

JPMorgan International Research Enhanced Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(15.11)%
MSCI EAFE Index (net of foreign withholding taxes)	(14.21)%

Net Assets as of 4/30/2020 (In Thousands)	$4,303,710

INVESTMENT OBJECTIVE**

The JPMorgan International Research Enhanced Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2020.

By sector, the Fund’s security selection in the retail and consumer staples sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the utilities and basic industries sectors was a leading contributor to relative performance.

By region, the Fund’s security selection in Japan and Europe was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the Pacific, excluding Japan, was the sole regional contributor to relative performance.

Due to the Fund holding a relatively large number of securities during the reporting period, the impact of individual holdings on the Fund’s relative performance tended to be small.

HOW WAS THE FUND POSITIONED?

The Fund sought to outperform the Benchmark over time, while seeking to achieve sector, geographic and risk characteristics similar to that of the Benchmark. Using the fundamental equity insights generated by analysts, the Fund’s portfolio managers took a marginally overweight position in securities included within the universe of the Benchmark that they considered undervalued, while marginally underweighting or not holding securities in the Benchmark that they considered overvalued.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Nestle SA (Registered) (Switzerland)	3.6%
2.	Roche Holding AG (Switzerland)	2.8
3.	Novartis AG (Registered) (Switzerland)	2.2
4.	Toyota Motor Corp. (Japan)	1.9
5.	ASML Holding NV (Netherlands)	1.9
6.	SAP SE (Germany)	1.8
7.	Sanofi (France)	1.8
8.	Novo Nordisk A/S, Class B (Denmark)	1.8
9.	Air Liquide SA (France)	1.5
10.	Diageo plc (United Kingdom)	1.4

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	21.4%
United Kingdom	14.5
France	11.5
Switzerland	10.6
Germany	8.8
Australia	4.3
Netherlands	4.3
Denmark	3.0
Spain	2.9
Italy	1.9
Hong Kong	1.9
Sweden	1.2
Others (each less than 1.0%)	3.9
Short-Term Investments	9.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2020. The Fund’s portfolio composition is subject to change.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	21

JPMorgan International Research Enhanced Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 23, 1993
With Sales Charge**		(19.65)%	(17.56)%	(1.84)%	2.11%
Without Sales Charge		(15.21)	(12.98)	(0.77)	2.66
CLASS I SHARES	October 28, 1992	(15.11)	(12.76)	(0.52)	2.92
CLASS R6 SHARES	November 1, 2017	(15.10)	(12.69)	(0.47)	2.95

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.

TEN YEAR PERFORMANCE (4/30/10 TO 4/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Research Enhanced Equity Fund and the MSCI EAFE Index (net of foreign withholding taxes) from April 30, 2010 to April 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI EAFE Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside of the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

22	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

JPMorgan International Value Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	(23.10)%
MSCI EAFE Value Index (net of foreign withholding taxes)	(21.28)%

Net Assets as of 4/30/2020 (In Thousands)	$274,690

INVESTMENT OBJECTIVE**

The JPMorgan International Value Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares underperformed the MSCI EAFE Value Index (net of foreign withholding taxes) (the “Benchmark”) for the six months ended April 30, 2020.

By sector, the Fund’s underweight allocations to the utilities sector and the pharmaceuticals, biotechnology and life sciences sector were leading detractors from performance relative to the Benchmark. The Fund’s security selection in the materials and real estate sectors was a leading contributor to relative performance.

By region, the Fund’s security selection in continental Europe and the U.K. was a leading detractor from relative performance, while the Fund’s security selection in the Pacific, excluding Japan, was the sole regional contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight positions in Sanofi SA, Softbank Group Corp. and Takeda Pharmaceutical Co. Shares of Sanofi, a French pharmaceuticals company not held in the Fund, rose after the company reported growth in earnings and sales for the first quarter of 2020. Shares of Softbank, a Japanese investment company not held by the Fund, rose after the company announced it would sell an estimated $41 billion in assets and repurchase $18 billion of its shares. Shares of Takeda Pharmaceutical, a Japanese drug maker not held in the Fund, rose amid investor expectations that the company could benefit from the development of tests, treatments or a vaccine for COVID-19.

Leading individual contributors to relative performance included the Fund’s underweight positions in BP PLC, Banco Santander SA and HSBC Holdings PLC. Shares of BP, a U.K. oil and natural gas producer and retailer, fell amid declining global demand for petroleum and a sharp drop in global oil prices in 2020. Shares of Banco Santander, a Spanish banking and financial services company not held in the Fund, fell after the company reported a sharp drop in earnings as it set aside funds for anticipated loan losses amid the COVID-19 pandemic. Shares of HSBC Holdings, a U.K. banking and financial services company, fell after the company reported a sharp drop in earnings in the face of the COVID-19 pandemic.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed behavioral-based and quantitative screens in addition to conducting fundamental analysis to seek out companies that they believed had attractive valuations. As a result of this process, the Fund’s largest overweight sector positions relative to the Benchmark were in the media & entertainment and materials sectors, while the largest underweight sector positions were in the utilities and capital goods sectors.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	23

JPMorgan International Value Fund

FUND COMMENTARY

SIX MONTHS ENDED APRIL 30, 2020 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Toyota Motor Corp. (Japan)	2.6%
2.	Royal Dutch Shell plc, Class A (Netherlands)	2.5
3.	BHP Group Ltd. (Australia)	1.9
4.	British American Tobacco plc (United Kingdom)	1.9
5.	Novartis AG (Registered) (Switzerland)	1.8
6.	TOTAL SA (France)	1.7
7.	BP plc (United Kingdom)	1.6
8.	Rio Tinto plc (Australia)	1.4
9.	Bayer AG (Registered) (Germany)	1.3
10.	Allianz SE (Registered) (Germany)	1.1

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	25.5%
United Kingdom	13.8
Germany	8.2
France	7.9
Australia	7.6
Switzerland	7.4
Netherlands	5.1
Sweden	3.1
Spain	2.7
Norway	2.5
Hong Kong	2.1
Italy	1.9
Finland	1.7
Belgium	1.3
Singapore	1.2
Denmark	1.1
Others (each less than 1.0%)	3.9
Short-Term Investments	3.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2020. The Fund’s portfolio composition is subject to change.

24	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

AVERAGE ANNUAL TOTAL RETURNS AS OF APRIL 30, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge**		(27.30)%	(27.86)%	(6.47)%	(0.63)%
Without Sales Charge		(23.25)	(23.88)	(5.46)	(0.09)
CLASS C SHARES	July 11, 2006
With CDSC***		(24.44)	(25.28)	(5.93)	(0.60)
Without CDSC		(23.44)	(24.28)	(5.93)	(0.60)
CLASS I SHARES	September 10, 2001	(23.13)	(23.68)	(5.18)	0.18
CLASS L SHARES	November 4, 1993	(23.10)	(23.59)	(5.08)	0.31
CLASS R2 SHARES	November 3, 2008	(23.35)	(24.05)	(5.70)	(0.35)
CLASS R5 SHARES	September 9, 2016	(23.04)	(23.53)	(5.07)	0.31
CLASS R6 SHARES	November 30, 2010	(23.08)	(23.51)	(4.96)	0.42

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month and one year periods and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (4/30/10 TO 4/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective May 2018, some of the Fund’s investment strategies changed. The Fund’s past performance would have been different if the Fund was managed under the current strategies.

Returns for Class R5 Shares and Class R6 Shares prior to their inception dates are based on the performance of Class L Shares. The actual returns of Class R5 Shares and Class R6 Shares would have been different than those shown because Class R5 Shares and Class R6 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan International Value Fund and the MSCI EAFE Value Index (net of foreign withholding taxes) from April 30, 2010 to April 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Value Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI EAFE Value Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the performance of value-oriented stocks in the world’s equity markets, excluding the U.S. and Canada. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	25

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.2%

Argentina — 2.2%

MercadoLibre, Inc. *	298	174,076

Brazil — 4.9%

B3 SA — Brasil Bolsa Balcao	11,978	84,254

Itau Unibanco Holding SA, ADR	18,778	79,056

Lojas Renner SA	11,073	78,379

Pagseguro Digital Ltd., Class A *	963	24,393

Raia Drogasil SA	2,013	38,999

XP, Inc., Class A * (a)	2,949	74,187

		379,268

China — 35.4%

Alibaba Group Holding Ltd., ADR *	2,267	459,399

Budweiser Brewing Co. APAC Ltd. * (a) (b)	47,491	129,053

China Gas Holdings Ltd.	29,783	108,371

Foshan Haitian Flavouring & Food Co. Ltd., Class A	6,237	107,290

Huazhu Group Ltd., ADR(a)	933	33,583

Inner Mongolia Yili Industrial Group Co. Ltd., Class A *	6,631	27,088

Kweichow Moutai Co. Ltd., Class A	406	72,003

Meituan Dianping, Class B * (b)	12,712	170,201

Midea Group Co. Ltd., Class A	11,045	82,463

NetEase, Inc., ADR	544	187,589

New Oriental Education & Technology Group, Inc., ADR *	1,069	136,413

Ping An Bank Co. Ltd., Class A	64,681	125,739

Ping An Insurance Group Co. of China Ltd., Class H	19,123	194,596

Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	1,384	49,394

Shenzhou International Group Holdings Ltd.	8,409	97,055

Sunny Optical Technology Group Co. Ltd.	5,876	81,829

Tencent Holdings Ltd.	7,307	384,120

Wuxi Biologics Cayman, Inc. * (a) (b)	12,029	187,248

Yum China Holdings, Inc.	2,589	125,445

		2,758,879

Egypt — 0.6%

Commercial International Bank Egypt SAE (Registered), GDR (b)	11,635	44,613

Hong Kong — 6.5%

AIA Group Ltd.	25,884	237,559

AIA Group Ltd.	795	7,385

Hong Kong Exchanges & Clearing Ltd.	3,338	107,017

Techtronic Industries Co. Ltd.	20,673	156,749

		508,710

Hungary — 1.5%

OTP Bank Nyrt.	3,991	118,202

INVESTMENTS	SHARES (000)	VALUE ($000)

India — 16.5%

Asian Paints Ltd.	1,773	41,370

Britannia Industries Ltd.	1,686	70,544

HDFC Bank Ltd.	11,598	152,297

HDFC Bank Ltd., ADR	2,412	104,541

HDFC Life Insurance Co. Ltd. * (b)	13,421	88,880

Hindustan Unilever Ltd.	3,253	94,190

Housing Development Finance Corp. Ltd.	9,651	244,117

IndusInd Bank Ltd.	5,379	32,816

ITC Ltd.	39,908	96,146

Kotak Mahindra Bank Ltd.	5,689	102,162

Maruti Suzuki India Ltd.	986	69,993

Tata Consultancy Services Ltd.	7,107	188,139

		1,285,195

Indonesia — 2.1%

Bank Central Asia Tbk. PT	53,178	92,114

Bank Rakyat Indonesia Persero Tbk. PT	401,578	73,042

		165,156

Macau — 1.4%

Sands China Ltd.	26,224	106,169

Mexico — 2.4%

Grupo Financiero Banorte SAB de CV, Class O (a)	24,159	66,140

Infraestructura Energetica Nova SAB de CV	8,509	28,239

Wal-Mart de Mexico SAB de CV	38,929	93,959

		188,338

Panama — 0.5%

Copa Holdings SA, Class A	910	40,244

Peru — 0.8%

Credicorp Ltd.	412	61,377

Portugal — 1.7%

Jeronimo Martins SGPS SA	7,531	127,669

Russia — 0.8%

Sberbank of Russia PJSC	23,235	61,229

Sberbank of Russia PJSC	292	770

		61,999

South Africa — 1.8%

Bid Corp. Ltd.	4,381	57,100

Capitec Bank Holdings Ltd. (a)	1,310	63,883

Mr Price Group Ltd.	2,200	15,675

		136,658

South Korea — 5.6%

NCSoft Corp.	204	107,950

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

South Korea — continued

Samsung Electronics Co. Ltd.	7,901	324,865

		432,815

Spain — 0.1%

Prosegur Cia de Seguridad SA	4,049	8,929

Taiwan — 9.1%

Largan Precision Co. Ltd.	595	81,106

President Chain Store Corp.	4,522	46,761

Sea Ltd., ADR* (a)	2,798	155,486

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	7,941	421,912

		705,265

Turkey — 1.2%

BIM Birlesik Magazalar A/S	10,764	85,471

Ford Otomotiv Sanayi A/S	1,087	9,846

		95,317

United States — 3.1%

EPAM Systems, Inc. *	1,105	244,037

Total Common Stocks (Cost $6,727,034)		7,642,916

Short-Term Investments — 3.2%

Investment Companies — 1.6%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.63% (c) (d) (Cost $124,454)	124,472	124,572

Investment of Cash Collateral from Securities Loaned — 1.6%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.77% (c) (d)	81,033	81,049

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.23% (c) (d)	48,254	48,254

Total Investment of Cash Collateral from Securities Loaned (Cost $129,267)		129,303

Total Short-Term Investments (Cost $253,721)		253,875

Total Investments — 101.4% (Cost $6,980,755)		7,896,791
Liabilities in Excess of Other Assets — (1.4)%		(111,030)

NET ASSETS — 100.0%		7,785,761

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2020

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Banks	14.9%

Internet & Direct Marketing Retail	10.2

Insurance	6.7

IT Services	5.8

Entertainment	5.7

Food & Staples Retailing	5.7

Semiconductors & Semiconductor Equipment	5.3

Interactive Media & Services	4.9

Technology Hardware, Storage & Peripherals	4.1

Capital Markets	3.4

Hotels, Restaurants & Leisure	3.4

Thrifts & Mortgage Finance	3.1

Food Products	2.6

Beverages	2.6

Life Sciences Tools & Services	2.4

Electronic Equipment, Instruments & Components	2.1

Machinery	2.0

Gas Utilities	1.7

Diversified Consumer Services	1.7

Textiles, Apparel & Luxury Goods	1.2

Tobacco	1.2

Household Products	1.2

Household Durables	1.0

Automobiles	1.0

Multiline Retail	1.0

Others (each less than 1.0%)	1.9

Short-Term Investments	3.2

Abbreviations

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PJSC	Public Joint Stock Company
PT	Limited liability company
SGPS	Holding company

(a)	The security or a portion of this security is on loan at April 30, 2020. The total value of securities on loan at April 30, 2020 is approximately $126,114,000.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of April 30, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	27

JPMorgan Emerging Markets Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.7%

Argentina — 0.1%

MercadoLibre, Inc. *	5	2,855

Brazil — 4.5%

Ambev SA *	2,785	5,823

B3 SA — Brasil Bolsa Balcao	980	6,894

Banco Bradesco SA (Preference)	3,493	12,339

Banco do Brasil SA *	859	4,474

Cogna Educacao	1,407	1,428

CVC Brasil Operadora e Agencia de Viagens SA *	274	705

Equatorial Energia SA	455	1,542

Gerdau SA (Preference)	2,732	5,902

Itau Unibanco Holding SA (Preference)	3,309	13,954

Itausa — Investimentos Itau SA (Preference)	2,792	4,626

Localiza Rent a Car SA *	644	4,070

Lojas Renner SA	877	6,206

Petroleo Brasileiro SA (Preference)	3,723	12,364

Raia Drogasil SA	255	4,940

Telefonica Brasil SA (Preference)	311	2,630

TIM Participacoes SA, ADR *	446	5,179

Vale SA, ADR *	1,684	13,890

		106,966

Chile — 0.2%

Banco Santander Chile, ADR (a)	174	2,929

Cencosud SA	1,383	1,673

Cia Cervecerias Unidas SA, ADR	113	1,608

		6,210

China — 38.5%

51job, Inc., ADR * (a)	69	4,164

Aier Eye Hospital Group Co. Ltd., Class A	389	2,404

Alibaba Group Holding Ltd., ADR *	822	166,566

ANTA Sports Products Ltd.	283	2,410

Baidu, Inc., ADR *	115	11,559

Bank of China Ltd., Class H	49,027	18,665

Baoshan Iron & Steel Co. Ltd., Class A	9,459	6,460

BeiGene Ltd., ADR * (a)	13	1,965

Beijing Enterprises Holdings Ltd.	558	1,977

Beijing Shiji Information Technology Co. Ltd., Class A	563	2,407

BOE Technology Group Co. Ltd., Class A	8,025	4,195

CGN Power Co. Ltd., Class H * (b)	20,326	5,113

China Conch Venture Holdings Ltd.	1,452	6,943

China Construction Bank Corp., Class H	51,452	41,299

China Gas Holdings Ltd.	2,652	9,649

China Lesso Group Holdings Ltd.	2,928	4,196

China Life Insurance Co. Ltd., Class H	5,920	12,626

INVESTMENTS	SHARES (000)	VALUE ($000)

China — continued

China Merchants Bank Co. Ltd., Class H	4,005	18,953

China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	2,686	6,415

China Mobile Ltd.	2,339	18,803

China Molybdenum Co. Ltd., Class H	11,691	3,527

China Oilfield Services Ltd., Class H	5,470	4,261

China Overseas Land & Investment Ltd.	3,572	13,195

China Pacific Insurance Group Co. Ltd., Class H	2,055	6,798

China Petroleum & Chemical Corp., Class H	10,358	5,162

China Resources Land Ltd.	2,478	10,240

China Shenhua Energy Co. Ltd., Class H	4,356	7,716

China State Construction International Holdings Ltd.	5,300	4,109

China Unicom Hong Kong Ltd.	9,158	5,923

China Vanke Co. Ltd., Class H	2,742	9,213

CNOOC Ltd.	12,794	14,145

Country Garden Holdings Co. Ltd.	4,357	5,644

Country Garden Services Holdings Co. Ltd.	1,320	6,099

CSPC Pharmaceutical Group Ltd.	3,910	7,741

ENN Energy Holdings Ltd.	649	7,311

Far East Horizon Ltd.	2,895	2,344

Fosun International Ltd.	2,569	3,225

GDS Holdings Ltd., ADR * (a)	70	4,003

Geely Automobile Holdings Ltd.	4,295	6,681

Haier Electronics Group Co. Ltd.	37	102

Hangzhou Robam Appliances Co. Ltd., Class A	1,226	5,451

Industrial & Commercial Bank of China Ltd., Class H	30,390	20,377

Inner Mongolia Yili Industrial Group Co. Ltd., Class A *	692	2,829

Innovent Biologics, Inc. * (b)	1,122	5,526

JD.com, Inc., ADR *	316	13,617

Jiangsu Hengrui Medicine Co. Ltd., Class A *	518	6,709

Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	391	5,398

Jointown Pharmaceutical Group Co. Ltd., Class A	1,186	2,979

Jonjee Hi-Tech Industrial And Commercial Holding Co. Ltd., Class A	515	3,398

Kingdee International Software Group Co. Ltd.	4,746	6,788

Kunlun Energy Co. Ltd.	5,808	3,784

Kweichow Moutai Co. Ltd., Class A	31	5,427

Laobaixing Pharmacy Chain JSC, Class A	443	4,713

Longfor Group Holdings Ltd. (b)	1,993	10,130

Midea Group Co. Ltd., Class A	435	3,246

NARI Technology Co. Ltd., Class A	1,575	4,428

NetEase, Inc., ADR	51	17,720

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

China — continued

New Oriental Education & Technology Group, Inc., ADR *	81	10,361

Nexteer Automotive Group Ltd.	1,507	774

PetroChina Co. Ltd., Class H	11,278	4,051

PICC Property & Casualty Co. Ltd., Class H	7,370	7,053

Ping An Bank Co. Ltd., Class A	3,658	7,112

Ping An Insurance Group Co. of China Ltd., Class H	3,462	35,230

Poly Developments and Holdings Group Co. Ltd., Class A	2,317	5,240

Postal Savings Bank of China Co. Ltd., Class H (b)	13,198	7,886

Prosus NV *	63	4,800

SAIC Motor Corp. Ltd., Class A	2,011	5,306

Shenzhou International Group Holdings Ltd.	715	8,248

Sinopharm Group Co. Ltd., Class H	1,293	3,487

Sunny Optical Technology Group Co. Ltd.	659	9,175

Suofeiya Home Collection Co. Ltd., Class A	2,772	7,274

Tencent Holdings Ltd.	2,728	143,420

Trip.com Group Ltd., ADR *	255	6,578

Vipshop Holdings Ltd., ADR *	193	3,073

Weifu High-Technology Group Co. Ltd., Class A	1,963	5,568

WuXi AppTec Co. Ltd., Class H (b)	177	2,500

Wuxi Biologics Cayman, Inc. * (b)	698	10,865

Xinyangfeng Agricultural Technology Co. Ltd., Class A	3,054	3,602

Yonyou Network Technology Co. Ltd., Class A	690	4,462

Yum China Holdings, Inc.	280	13,578

Zhejiang Chint Electrics Co. Ltd., Class A	1,204	4,200

Zhejiang Supor Co. Ltd., Class A	512	4,733

Zhejiang Weixing New Building Materials Co. Ltd., Class A	1,410	2,411

		917,715

Colombia — 0.1%

Bancolombia SA	336	2,153

Ecopetrol SA, ADR (a)	146	1,523

		3,676

Czech Republic — 0.2%

Komercni banka A/S *	155	3,278

Moneta Money Bank A/S (b)	1,179	2,450

		5,728

Greece — 0.2%

OPAP SA	444	3,977

Hong Kong — 0.3%

Hutchison China MediTech Ltd., ADR * (a)	123	2,652

INVESTMENTS	SHARES (000)	VALUE ($000)

Hong Kong — continued

Sino Biopharmaceutical Ltd.	1,539	2,243

Techtronic Industries Co. Ltd.	475	3,598

		8,493

Hungary — 0.6%

OTP Bank Nyrt.	256	7,570

Richter Gedeon Nyrt.	282	6,031

		13,601

India — 8.5%

Axis Bank Ltd.	1,567	9,157

Bajaj Auto Ltd.	79	2,757

Bosch Ltd.	14	1,926

Container Corp. of India Ltd.	543	2,684

HCL Technologies Ltd.	867	6,220

HDFC Bank Ltd., ADR	84	3,654

Hindalco Industries Ltd.	1,518	2,576

Hindustan Unilever Ltd.	479	13,860

Housing Development Finance Corp. Ltd.	987	24,958

ICICI Bank Ltd., ADR	436	4,256

IndusInd Bank Ltd.	337	2,055

Infosys Ltd., ADR	2,145	19,800

ITC Ltd.	3,235	7,794

Larsen & Toubro Ltd.	527	6,251

Maruti Suzuki India Ltd.	143	10,130

NTPC Ltd.	4,552	5,703

Oil & Natural Gas Corp. Ltd.	3,741	3,959

Petronet LNG Ltd.	1,205	3,881

Power Grid Corp. of India Ltd.	3,181	6,819

Reliance Industries Ltd.	1,400	27,218

Shriram Transport Finance Co. Ltd.	354	3,627

Tata Consultancy Services Ltd.	618	16,372

UltraTech Cement Ltd.	167	7,776

United Spirits Ltd. *	675	4,808

UPL Ltd.	1,026	5,677

		203,918

Indonesia — 1.6%

Astra International Tbk. PT	14,174	3,625

Bank Central Asia Tbk. PT	7,672	13,289

Bank Rakyat Indonesia Persero Tbk. PT	43,424	7,898

Telekomunikasi Indonesia Persero Tbk. PT	49,570	11,399

United Tractors Tbk. PT	1,087	1,186

		37,397

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	29

JPMorgan Emerging Markets Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)

Common Stocks — continued

Malaysia — 1.0%

CIMB Group Holdings Bhd.	3,654	2,921

IHH Healthcare Bhd.	2,936	3,573

Petronas Chemicals Group Bhd.	3,822	4,947

Public Bank Bhd.	1,919	7,294

Tenaga Nasional Bhd.	2,110	5,974

		24,709

Mexico — 2.4%

Alfa SAB de CV, Class A	3,579	1,466

America Movil SAB de CV, Series L	21,024	12,701

Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand (a)	3,086	1,708

Fomento Economico Mexicano SAB de CV, ADR	136	8,726

Grupo Aeroportuario del Pacifico SAB de CV, Class B	538	3,343

Grupo Aeroportuario del Sureste SAB de CV, Class B (a)	407	4,066

Grupo Financiero Banorte SAB de CV, Class O	2,284	6,254

Grupo Mexico SAB de CV, Series B (a)	3,998	8,502

Wal-Mart de Mexico SAB de CV	4,236	10,224

		56,990

Peru — 0.4%

Credicorp Ltd.	65	9,717

Philippines — 0.4%

Ayala Corp.	241	2,746

Ayala Land, Inc.	5,662	3,534

International Container Terminal Services, Inc.	1,434	2,508

		8,788

Poland — 0.5%

CD Projekt SA	84	7,383

Dino Polska SA * (b)	96	4,042

		11,425

Qatar — 0.4%

Qatar National Bank QPSC	1,865	8,796

Russia — 4.0%

Alrosa PJSC	6,268	5,191

Gazprom PJSC, ADR	2,179	11,033

LUKOIL PJSC, ADR	291	18,992

Magnitogorsk Iron & Steel Works PJSC	6,441	3,465

MMC Norilsk Nickel PJSC, ADR	148	4,102

Mobile TeleSystems PJSC, ADR	446	3,819

Moscow Exchange MICEX-RTS PJSC	4,402	7,115

Novatek PJSC, GDR (b)	20	2,814

Sberbank of Russia PJSC, ADR	1,701	17,872

INVESTMENTS	SHARES (000)	VALUE ($000)

Russia — continued

Severstal PJSC, GDR (b)	426	5,073

Tatneft PJSC, ADR	220	9,772

X5 Retail Group NV, GDR (b)	225	6,637

		95,885

Saudi Arabia — 2.4%

Al Rajhi Bank	971	14,761

Alinma Bank *	1,540	6,510

Almarai Co. JSC	363	4,733

Bupa Arabia for Cooperative Insurance Co.	106	3,015

Mouwasat Medical Services Co.	163	3,685

National Commercial Bank	785	7,745

Saudi Basic Industries Corp.	371	7,366

Saudi Telecom Co.	219	5,274

Savola Group (The)	301	3,244

		56,333

Singapore — 0.1%

BOC Aviation Ltd. (b)	331	2,263

South Africa — 3.4%

Absa Group Ltd.	1,052	5,194

Bid Corp. Ltd.	410	5,337

Bidvest Group Ltd. (The)	615	4,993

Capitec Bank Holdings Ltd.	112	5,474

Clicks Group Ltd.	479	5,956

FirstRand Ltd. (a)	4,101	8,950

Mr Price Group Ltd.	560	3,988

MTN Group Ltd.	1,278	3,359

Naspers Ltd., Class N	148	23,065

Pick n Pay Stores Ltd.	983	3,077

Shoprite Holdings Ltd.	313	1,810

SPAR Group Ltd. (The)	593	5,652

Vodacom Group Ltd.	616	4,094

		80,949

South Korea — 12.1%

BGF retail Co. Ltd.	17	2,166

Hana Financial Group, Inc.	346	7,906

Hanon Systems	394	2,970

Hyundai Glovis Co. Ltd.	30	2,536

Hyundai Mobis Co. Ltd.	61	8,609

Hyundai Motor Co.	123	9,543

KB Financial Group, Inc.	350	10,023

Kia Motors Corp.	319	7,789

KIWOOM Securities Co. Ltd.	39	2,403

KT&G Corp.	118	7,903

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

South Korea — continued

LG Chem Ltd.	39	12,248

LG Household & Health Care Ltd.	9	10,680

Lotte Chemical Corp.	34	5,961

Mando Corp.	136	2,663

NAVER Corp.	77	12,538

NCSoft Corp.	20	10,803

POSCO	69	10,456

Samsung Electronics Co. Ltd.	2,602	106,985

Samsung SDI Co. Ltd.	37	8,846

Shinhan Financial Group Co. Ltd.	356	9,038

SK Holdings Co. Ltd.	21	3,205

SK Hynix, Inc.	318	21,869

SK Innovation Co. Ltd.	59	4,781

S-Oil Corp.	99	5,681

		287,602

Taiwan — 11.7%

Advantech Co. Ltd.	544	5,145

ASE Technology Holding Co. Ltd.	1,600	3,564

Catcher Technology Co. Ltd.	1,034	7,832

Chailease Holding Co. Ltd.	2,067	7,852

China Life Insurance Co. Ltd.	7,735	5,282

CTBC Financial Holding Co. Ltd.	18,159	12,101

Delta Electronics, Inc.	2,283	10,648

E.Sun Financial Holding Co. Ltd.	12,076	10,972

Formosa Chemicals & Fibre Corp.	1,361	3,447

Formosa Plastics Corp.	4,186	12,287

Fubon Financial Holding Co. Ltd.	5,107	7,221

Global Unichip Corp.	349	2,804

Globalwafers Co. Ltd.	381	4,849

Hiwin Technologies Corp.	918	8,756

Hon Hai Precision Industry Co. Ltd.	3,154	8,106

Inventec Corp.	2,978	2,340

Largan Precision Co. Ltd.	91	12,405

MediaTek, Inc. *	545	7,526

Nanya Technology Corp.	1,755	3,767

Quanta Computer, Inc.	1,584	3,423

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2,229	118,437

Uni-President Enterprises Corp.	4,350	10,129

Vanguard International Semiconductor Corp.	2,069	4,800

Yuanta Financial Holding Co. Ltd.	11,254	6,415

		280,108

Thailand — 1.6%

Kasikornbank PCL	1,665	4,342

Minor International PCL	5,361	3,464

INVESTMENTS	SHARES (000)	VALUE ($000)

Thailand — continued

PTT Exploration & Production PCL	2,202	5,683

PTT Global Chemical PCL	1,294	1,490

PTT PCL	9,237	10,086

Siam Cement PCL (The) (Registered)	821	8,722

Thai Oil PCL	3,126	3,911

		37,698

Turkey — 1.1%

BIM Birlesik Magazalar A/S	655	5,204

Eregli Demir ve Celik Fabrikalari TAS	2,324	2,679

Ford Otomotiv Sanayi A/S	274	2,482

KOC Holding A/S	1,257	2,759

Tofas Turk Otomobil Fabrikasi A/S	884	2,826

Tupras Turkiye Petrol Rafinerileri A/S *	307	3,993

Turkcell Iletisim Hizmetleri A/S	2,936	5,848

		25,791

United Arab Emirates — 0.3%

DP World plc	200	3,193

Emaar Properties PJSC	4,120	3,022

		6,215

United Kingdom — 0.1%

Mondi plc	102	1,824

Total Common Stocks (Cost $2,532,594)		2,305,629

Short-Term Investments — 1.3%

Investment Companies — 1.0%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.63% (c) (d) (Cost $24,060)	24,064	24,084

Investment of Cash Collateral From Securities Loaned — 0.3%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.77% (c) (d)	2,991	2,991

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.23% (c) (d)	3,246	3,246

Total Investment of Cash Collateral From Securities Loaned (Cost $6,236)		6,237

Total Short-term Investments (Cost $30,296)		30,321

Total Investments — 98.0% (Cost $2,562,890)		2,335,950
Other Assets Less Liabilities — 2.0%		46,955

NET ASSETS — 100.0%		2,382,905

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	31

JPMorgan Emerging Markets Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

Summary of Investments by Industry, April 30, 2020

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Banks	15.3%

Internet & Direct Marketing Retail	9.4

Semiconductors & Semiconductor Equipment	7.2

Interactive Media & Services	7.2

Oil, Gas & Consumable Fuels	6.8

Technology Hardware, Storage & Peripherals	5.4

Insurance	3.3

Metals & Mining	3.1

Real Estate Management & Development	2.8

Food & Staples Retailing	2.6

Chemicals	2.4

Wireless Telecommunication Services	2.3

Electronic Equipment, Instruments & Components	2.3

Automobiles	2.2

IT Services	2.0

Entertainment	1.5

Beverages	1.3

Diversified Financial Services	1.1

Pharmaceuticals	1.1

Diversified Telecommunication Services	1.1

Thrifts & Mortgage Finance	1.1

Food Products	1.0

Gas Utilities	1.0

Auto Components	1.0

Others (each less than 1.0%)	14.2

Short-Term Investments	1.3

Abbreviations

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
JSC	Joint Stock Company
PJSC	Public Joint Stock Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company
RTS	Russian Trading System

(a)	The security or a portion of this security is on loan at April 30, 2020. The total value of securities on loan at April 30, 2020 is approximately $5,853,000.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of April 30, 2020.
*	Non-income producing security.

Futures contracts outstanding as of April 30, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts
MSCI Emerging Markets E-Mini Index	697	06/2020	USD	31,574	2,062

Abbreviations

MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

JPMorgan Europe Dynamic Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.0%

Australia — 2.3%

BHP Group plc	262	4,404

Rio Tinto plc	111	5,142

		9,546

Austria — 2.2%

ams AG *	151	1,981

Erste Group Bank AG	211	4,565

Wienerberger AG	134	2,513

		9,059

Belgium — 2.4%

KBC Group NV	82	4,441

UCB SA *	60	5,485

		9,926

Finland — 2.0%

Neste OYJ	231	8,173

France — 14.9%

Atos SE *	52	3,721

BNP Paribas SA	147	4,620

Credit Agricole SA	338	2,717

Eiffage SA	45	3,715

Kering SA (a)	17	8,619

Peugeot SA	278	3,941

Safran SA	69	6,433

Sanofi (a)	153	14,904

Schneider Electric SE * (a)	68	6,241

TOTAL SA	205	7,270

		62,181

Germany — 13.1%

Allianz SE (Registered)	55	10,189

Bayer AG (Registered)	87	5,718

Deutsche Post AG (Registered)	141	4,176

Deutsche Telekom AG (Registered)	536	7,839

DWS Group GmbH & Co. KGaA (b)	100	3,171

HelloFresh SE *	196	6,972

LEG Immobilien AG	36	4,142

Schaeffler AG (Preference)	800	5,399

TeamViewer AG *	72	3,142

Volkswagen AG (Preference)	28	3,958

		54,706

Ireland — 1.8%

AIB Group plc *	1,884	2,564

Bank of Ireland Group plc	1,358	2,735

INVESTMENTS	SHARES (000)	VALUE ($000)

Ireland — continued

Ryanair Holdings plc, ADR *	37	2,356

		7,655

Italy — 4.9%

Enel SpA	1,413	9,655

Falck Renewables SpA	556	2,731

Nexi SpA * (b)	369	5,593

Poste Italiane SpA (b)	304	2,588

		20,567

Netherlands — 8.1%

ASM International NV	73	8,009

ASR Nederland NV	153	4,121

BE Semiconductor Industries NV * (a)	85	3,526

Euronext NV (b)	31	2,638

Koninklijke Ahold Delhaize NV (a)	395	9,581

Wolters Kluwer NV (a)	83	6,077

		33,952

Norway — 0.7%

Scatec Solar ASA (b)	210	3,052

Russia — 2.0%

Polymetal International plc	398	8,141

South Africa — 0.8%

Anglo American plc	182	3,241

Spain — 1.5%

Endesa SA	276	6,131

Sweden — 3.9%

Embracer Group AB *	110	1,166

Evolution Gaming Group AB (b)	76	3,460

Hennes & Mauritz AB, Class B (a)	215	2,942

Sinch AB * (b)	78	4,036

SKF AB, Class B	307	4,846

		16,450

Switzerland — 20.9%

ALSO Holding AG (Registered) *	6	1,194

LafargeHolcim Ltd. (Registered) *	158	6,581

Nestle SA (Registered)	146	15,483

Novartis AG (Registered)	210	17,949

Roche Holding AG	62	21,405

SIG Combibloc Group AG *	257	4,170

STMicroelectronics NV	200	5,152

Swisscom AG (Registered)	16	8,434

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	33

JPMorgan Europe Dynamic Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Switzerland — continued

Zurich Insurance Group AG	22	6,970

		87,338

United Kingdom — 17.5%

AstraZeneca plc	44	4,606

Barratt Developments plc	676	4,408

Berkeley Group Holdings plc	51	2,688

British American Tobacco plc	109	4,195

Calisen plc *	1,313	3,059

Centrica plc	2,449	1,225

Dialog Semiconductor plc *	111	3,491

Dunelm Group plc	240	2,768

Games Workshop Group plc	23	1,710

Intermediate Capital Group plc	374	5,293

Linde plc	53	9,795

National Express Group plc	611	2,104

Next plc	83	4,942

Prudential plc	220	3,102

Reckitt Benckiser Group plc	45	3,728

Segro plc, REIT	558	5,849

Spirent Communications plc	1,401	4,237

Taylor Wimpey plc	3,193	5,896

		73,096

Total Common Stocks (Cost $427,263)		413,214

Short-Term Investments — 10.9%

Investment Companies — 1.0%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.63% (c) (d) (Cost $4,178)	4,181	4,185

Investment of Cash Collateral from Securities Loaned — 9.9%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.77% (c) (d)	30,000	30,006

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.23% (c) (d)	11,283	11,283

Total Investment of Cash Collateral from Securities Loaned (Cost $41,284)		41,289

Total Short-Term Investments (Cost $45,462)		45,474

Total Investments — 109.9% (Cost $472,725)		458,688
Liabilities in Excess of Other Assets — (9.9)%		(41,233)

NET ASSETS — 100.0%		417,455

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2020

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Pharmaceuticals	15.3%

Insurance	5.9

Semiconductors & Semiconductor Equipment	4.8

Banks	4.7

Metals & Mining	4.6

Diversified Telecommunication Services	3.5

Electric Utilities	3.4

Food Products	3.4

Oil, Gas & Consumable Fuels	3.4

Household Durables	2.8

Capital Markets	2.4

Chemicals	2.1

Food & Staples Retailing	2.1

IT Services	2.0

Construction Materials	2.0

Textiles, Apparel & Luxury Goods	1.9

Automobiles	1.7

Software	1.6

Internet & Direct Marketing Retail	1.5

Aerospace & Defense	1.4

Electrical Equipment	1.4

Professional Services	1.3

Equity Real Estate Investment Trusts (REITs)	1.3

Independent Power and Renewable Electricity Producers	1.3

Specialty Retail	1.2

Auto Components	1.2

Multiline Retail	1.1

Machinery	1.1

Others (each less than 1.0%)	9.7

Short-Term Investments	9.9

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

Abbreviations

ADR	American Depositary Receipt
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust

(a)	The security or a portion of this security is on loan at April 30, 2020. The total value of securities on loan at April 30, 2020 is approximately $35,227,000.

(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of April 30, 2020.
*	Non-income producing security.

Futures contracts outstanding as of April 30, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

EURO STOXX 50 Index	32	06/2020	EUR	1,011	215

FTSE 100 Index	7	06/2020	GBP	517	74

					289

Abbreviations

EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	35

JPMorgan International Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.0%

Australia — 9.3%

AGL Energy Ltd.	414	4,549

Ansell Ltd.	354	6,529

Aurizon Holdings Ltd.	3,801	11,548

Austal Ltd.	975	2,115

Beach Energy Ltd.	4,653	4,535

BHP Group Ltd.	1,213	24,772

Caltex Australia Ltd.	185	2,982

Coca-Cola Amatil Ltd.	881	4,905

Coles Group Ltd.	1,070	10,734

CSL Ltd.	53	10,487

CSR Ltd.	2,498	6,004

Fortescue Metals Group Ltd.	948	7,246

IGO Ltd.	1,327	4,025

IOOF Holdings Ltd.	470	1,312

JB Hi-Fi Ltd. (a)	281	6,344

Lendlease Group *	570	4,538

Metcash Ltd.	1,883	3,037

Orica Ltd.	228	2,641

Rio Tinto plc	444	20,603

		138,906

Austria — 0.4%

BAWAG Group AG * (b)	58	1,961

Wienerberger AG	256	4,788

		6,749

Belgium — 1.3%

Ageas	337	12,131

bpost SA	245	1,712

D’ieteren SA/NV	38	1,925

KBC Group NV	66	3,563

		19,331

China — 0.8%

BOC Hong Kong Holdings Ltd.	3,687	11,316

Denmark — 2.5%

Carlsberg A/S, Class B	95	11,953

Novo Nordisk A/S, Class B	378	24,096

Scandinavian Tobacco Group A/S, Class A (b)	147	1,687

		37,736

France — 7.0%

Capgemini SE	57	5,343

Cie de Saint-Gobain	204	5,427

Eiffage SA	152	12,433

LVMH Moet Hennessy Louis Vuitton SE	17	6,499

Peugeot SA	757	10,737

INVESTMENTS	SHARES (000)	VALUE ($000)

France — continued

Sanofi (a)	295	28,808

Schneider Electric SE * (a)	220	20,306

Sopra Steria Group	30	3,518

SPIE SA	350	5,278

TOTAL SA	103	3,640

Veolia Environnement SA	105	2,234

		104,223

Germany — 6.2%

Allianz SE (Registered)	126	23,259

Bayer AG (Registered)	71	4,653

Deutsche Pfandbriefbank AG (b)	540	3,971

Freenet AG	531	10,079

Hannover Rueck SE	68	10,853

Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	77	16,923

RWE AG	150	4,322

SAP SE	85	10,075

Schaeffler AG (Preference)	1,310	8,845

		92,980

Hong Kong — 2.5%

AIA Group Ltd.	852	7,817

Power Assets Holdings Ltd.	1,705	11,424

VTech Holdings Ltd.	558	4,204

WH Group Ltd. (b)	7,227	6,893

Xinyi Glass Holdings Ltd.	5,866	6,794

		37,132

Ireland — 0.3%

Greencore Group plc	1,151	2,635

Ryanair Holdings plc, ADR *	31	1,951

		4,586

Israel — 0.3%

Israel Discount Bank Ltd., Class A	1,560	5,060

Italy — 1.2%

Enel SpA	566	3,869

Snam SpA	3,013	13,516

		17,385

Japan — 25.4%

Advantest Corp.	182	8,826

Alfresa Holdings Corp.	106	2,112

Amano Corp.	111	2,271

Asahi Group Holdings Ltd.	84	2,895

Astellas Pharma, Inc.	664	10,985

Brother Industries Ltd.	391	6,629

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Japan — continued

Capcom Co. Ltd.	214	6,544

Chugai Pharmaceutical Co. Ltd.	33	3,958

Dai-ichi Life Holdings, Inc.	353	4,420

Digital Garage, Inc.	78	2,780

Fujitsu Ltd.	84	8,170

GMO internet, Inc.	100	2,174

Hikari Tsushin, Inc.	11	2,109

Hitachi Ltd.	365	10,845

Internet Initiative Japan, Inc.	95	3,261

ITOCHU Corp.	485	9,510

Iwatani Corp. (a)	119	4,055

Japan Aviation Electronics Industry Ltd.	123	1,600

Japan Petroleum Exploration Co. Ltd.	60	1,031

Kaken Pharmaceutical Co. Ltd.	31	1,728

KDDI Corp.	432	12,518

Keyence Corp.	6	2,035

K’s Holdings Corp.	210	2,291

Kyudenko Corp.	86	2,408

Marubeni Corp.	1,159	5,581

Medipal Holdings Corp.	158	3,048

Meitec Corp.	49	2,150

Mitsubishi UFJ Financial Group, Inc.	3,319	13,407

Mitsubishi UFJ Lease & Finance Co. Ltd.	1,011	4,828

Mitsui Fudosan Co. Ltd.	454	8,344

Morinaga & Co. Ltd.	95	3,896

MS&AD Insurance Group Holdings, Inc.	126	3,627

Nihon Unisys Ltd.	224	6,470

Nippon Telegraph & Telephone Corp.	424	9,658

Nomura Holdings, Inc.	1,924	7,986

Nomura Real Estate Holdings, Inc.	398	6,463

NTT DOCOMO, Inc.	358	10,536

Obayashi Corp.	323	2,827

Ono Pharmaceutical Co. Ltd.	173	4,166

Open House Co. Ltd.	163	3,547

ORIX Corp.	652	7,668

Otsuka Corp.	101	4,582

Rohto Pharmaceutical Co. Ltd.	137	3,986

Saizeriya Co. Ltd.	76	1,509

Sankyu, Inc.	107	4,112

Sawai Pharmaceutical Co. Ltd.	48	2,605

SCSK Corp.	55	2,485

Sekisui House Ltd.	480	8,231

Shinsei Bank Ltd.	508	6,126

Shionogi & Co. Ltd.	167	9,195

Ship Healthcare Holdings, Inc.	37	1,678

INVESTMENTS	SHARES (000)	VALUE ($000)

Japan — continued

Softbank Corp.	648	8,822

Sony Corp.	267	17,176

Sumitomo Mitsui Financial Group, Inc.	429	11,289

Sumitomo Mitsui Trust Holdings, Inc.	283	8,225

Teijin Ltd.	176	2,813

TIS, Inc.	377	7,191

Tokuyama Corp.	143	3,026

Tokyo Electron Ltd.	54	11,544

Tokyo Tatemono Co. Ltd.	511	5,746

Tokyu Fudosan Holdings Corp.	1,281	6,268

Toyota Motor Corp.	380	23,469

Toyota Tsusho Corp.	180	4,280

TS Tech Co. Ltd.	119	3,238

Zeon Corp.	397	3,477

		380,430

Netherlands — 6.5%

ASM International NV	120	13,241

ASML Holding NV (a)	34	9,910

BE Semiconductor Industries NV *(a)	137	5,658

Euronext NV (b)	135	11,339

EXOR NV	154	8,415

Koninklijke Ahold Delhaize NV	557	13,519

Randstad NV *	145	5,831

Royal Dutch Shell plc, Class B	518	8,293

Signify NV (b)	256	5,217

Wolters Kluwer NV (a)	214	15,712

		97,135

New Zealand — 0.3%

Spark New Zealand Ltd.	1,408	3,811

Norway — 1.0%

DNB ASA	657	7,955

Norwegian Finans Holding ASA *	552	2,947

Scatec Solar ASA (b)	291	4,238

		15,140

Portugal — 0.7%

Jeronimo Martins SGPS SA	587	9,955

Singapore — 2.5%

DBS Group Holdings Ltd.	1,100	15,481

Singapore Telecommunications Ltd.	5,677	11,344

United Overseas Bank Ltd.	691	9,874

		36,699

South Africa — 0.9%

Anglo American plc	784	13,948

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	37

JPMorgan International Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Spain — 1.8%

Enagas SA	467	10,905

Endesa SA	661	14,666

Mediaset Espana Comunicacion SA * (a)	574	2,057

		27,628

Sweden — 2.7%

Skandinaviska Enskilda Banken AB, Class A	952	7,835

Skanska AB, Class B *	578	10,995

SKF AB, Class B	578	9,118

Swedish Match AB	194	12,018

		39,966

Switzerland — 11.7%

Adecco Group AG (Registered)	204	8,922

Galenica AG * (b)	79	5,651

Julius Baer Group Ltd. *	163	6,420

Landis+Gyr Group AG *	109	7,358

Nestle SA (Registered)	404	42,831

Novartis AG (Registered)	409	34,869

Roche Holding AG	122	42,171

Swiss Life Holding AG (Registered)	32	11,278

Swisscom AG (Registered)	23	12,038

Zurich Insurance Group AG	11	3,584

		175,122

United Kingdom — 11.0%

3i Group plc	1,098	10,782

Ashtead Group plc	571	15,605

AstraZeneca plc	91	9,522

Avast plc (b)	2,379	13,702

Barratt Developments plc	899	5,861

Berkeley Group Holdings plc	168	8,797

Computacenter plc	107	1,948

Dialog Semiconductor plc *	300	9,410

Dunelm Group plc	547	6,322

GlaxoSmithKline plc	818	17,059

Howden Joinery Group plc	291	1,921

HSBC Holdings plc	337	1,730

Inchcape plc	774	4,873

INVESTMENTS	SHARES (000)	VALUE ($000)

United Kingdom — continued

Legal & General Group plc	4,012	10,315

Next plc	113	6,701

Pets at Home Group plc	445	1,424

Redrow plc	709	4,120

Savills plc	83	1,010

Tate & Lyle plc	497	4,457

Taylor Wimpey plc	3,329	6,148

Ultra Electronics Holdings plc	185	4,587

Unilever plc	313	16,120

Vistry Group plc	137	1,394

		163,808

United States — 0.7%

Ferguson plc	150	10,815

Total Common Stocks (Cost $1,518,438)		1,449,861

Short-Term Investments — 7.0%

Investment Companies — 1.9%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.63% (c) (d) (Cost $28,749)	28,750	28,772

Investment of Cash Collateral from Securities Loaned — 5.1%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.77% (c) (d)	32,997	33,005

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.23% (c) (d)	43,374	43,374

Total Investment of Cash Collateral from Securities Loaned (Cost $76,371)		76,379

Total Short-Term Investments (Cost $105,120)		105,151

Total Investments — 104.0% (Cost $1,623,558)		1,555,012
Liabilities in Excess of Other Assets — (4.0)%		(60,162)

NET ASSETS — 100.0%		1,494,850

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

Summary of Investments by Industry, April 30, 2020

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Pharmaceuticals	12.5%

Banks	6.9

Insurance	6.7

Metals & Mining	4.5

Food Products	3.9

Semiconductors & Semiconductor Equipment	3.8

Household Durables	3.3

Trading Companies & Distributors	3.1

IT Services	2.9

Wireless Telecommunication Services	2.7

Diversified Telecommunication Services	2.6

Capital Markets	2.4

Food & Staples Retailing	2.4

Real Estate Management & Development	2.3

Automobiles	2.2

Professional Services	2.1

Electric Utilities	1.9

Construction & Engineering	1.8

Electrical Equipment	1.6

Oil, Gas & Consumable Fuels	1.6

Gas Utilities	1.6

Electronic Equipment, Instruments & Components	1.6

Software	1.5

Diversified Financial Services	1.4

Personal Products	1.3

Beverages	1.3

Auto Components	1.2

Specialty Retail	1.2

Road & Rail	1.0

Others (each less than 1.0%)	10.0

Short-Term Investments	6.7

Abbreviations
ADR	American Depositary Receipt
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
SGPS	Holding company

(a)	The security or a portion of this security is on loan at April 30, 2020. The total value of securities on loan at April 30, 2020 is approximately $72,637,000.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of April 30, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	39

JPMorgan International Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

Futures contracts outstanding as of April 30, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

EURO STOXX 50 Index	337	06/2020	EUR	10,643	218

FTSE 100 Index	81	06/2020	GBP	5,983	192

TOPIX Index	53	06/2020	JPY	7,178	181

					591

Abbreviations

EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
JPY	Japanese Yen
TOPIX	Tokyo Stock Price Index

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.4%

Australia — 3.5%

BHP Group Ltd.	1,421	29,018

BHP Group plc	1,074	18,024

Commonwealth Bank of Australia	508	20,531

Rio Tinto plc	560	25,986

		93,559

Austria — 0.4%

Erste Group Bank AG	563	12,211

Belgium — 0.8%

KBC Group NV	397	21,535

China — 3.7%

Alibaba Group Holding Ltd., ADR *	128	25,854

Ping An Insurance Group Co. of China Ltd., Class H	3,092	31,465

Prosus NV * (a)	174	13,189

Tencent Holdings Ltd.	544	28,587

		99,095

Denmark — 4.2%

Carlsberg A/S, Class B	239	30,145

Novo Nordisk A/S, Class B	948	60,472

Orsted A/S (b)	206	20,772

		111,389

Finland — 1.3%

Kone OYJ, Class B	557	33,755

France — 13.2%

Accor SA (a)	628	17,483

Airbus SE *	253	16,046

AXA SA	976	17,352

Capgemini SE	281	26,376

EssilorLuxottica SA	174	21,578

Legrand SA	383	25,670

L’Oreal SA	131	38,002

LVMH Moet Hennessy Louis Vuitton SE	120	46,491

Orange SA	2,029	24,653

Pernod Ricard SA	190	28,952

Safran SA	208	19,302

Schneider Electric SE * (a)	435	40,244

TOTAL SA	855	30,361

		352,510

Germany — 8.1%

adidas AG	119	27,153

Allianz SE (Registered)	215	39,489

Deutsche Boerse AG	189	29,319

Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	127	27,800

INVESTMENTS	SHARES (000)	VALUE ($000)

Germany — continued

SAP SE	464	55,267

Symrise AG	192	19,406

Vonovia SE	368	18,209

		216,643

Hong Kong — 4.1%

AIA Group Ltd.	6,919	63,503

CK Asset Holdings Ltd.	3,195	20,185

Hong Kong Exchanges & Clearing Ltd.	796	25,509

		109,197

India — 1.2%

HDFC Bank Ltd., ADR	768	33,304

Japan — 15.4%

Daikin Industries Ltd.	257	32,917

FANUC Corp.	125	20,418

Hoya Corp.	297	27,094

Kao Corp.	532	41,041

Keyence Corp.	141	50,446

Komatsu Ltd.	1,408	26,641

Kubota Corp.	2,208	27,418

Makita Corp.	715	23,292

Mitsui Fudosan Co. Ltd.	771	14,184

Nidec Corp.	452	26,289

Shin-Etsu Chemical Co. Ltd.	348	38,374

SMC Corp.	65	29,336

Sony Corp.	817	52,603

		410,053

Macau — 0.9%

Sands China Ltd.	5,658	22,908

Netherlands — 4.3%

ASML Holding NV (a)	200	58,513

ING Groep NV	3,183	17,832

Royal Dutch Shell plc, Class A	2,300	37,863

		114,208

Singapore — 1.0%

DBS Group Holdings Ltd.	1,937	27,271

South Korea — 1.5%

Samsung Electronics Co. Ltd., GDR (b)	37	38,094

Samsung Electronics Co. Ltd., GDR (b)	1	1,236

		39,330

Spain — 1.0%

Industria de Diseno Textil SA	1,083	27,747

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	41

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Sweden — 2.4%

Atlas Copco AB, Class A	969	33,407

Svenska Handelsbanken AB, Class A *	3,376	30,817

		64,224

Switzerland — 13.8%

Cie Financiere Richemont SA (Registered)	373	21,175

LafargeHolcim Ltd. (Registered) *	819	34,010

Lonza Group AG (Registered) *	30	13,235

Nestle SA (Registered)	1,053	111,503

Novartis AG (Registered)	849	72,426

Roche Holding AG	280	97,104

SGS SA (Registered)	8	18,339

		367,792

Taiwan — 1.6%

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	818	43,455

United Kingdom — 14.8%

Burberry Group plc	1,362	23,657

Diageo plc	1,615	55,587

GlaxoSmithKline plc	3,004	62,661

Legal & General Group plc	11,556	29,711

Linde plc (a)	188	34,722

London Stock Exchange Group plc	270	25,277

Persimmon plc	964	26,716

Prudential plc	2,073	29,239

RELX plc	1,435	32,655

Smith & Nephew plc	1,370	26,805

Unilever plc	907	46,710

		393,740

United States — 1.2%

Ferguson plc	445	32,095

Total Common Stocks (Cost $2,202,688)		2,626,021

Short-Term Investments — 5.3%

Investment Companies — 1.1%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.63% (c) (d) (Cost $28,678)	28,670	28,692

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment of Cash Collateral from Securities Loaned — 4.2%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.77% (c) (d)	69,011	69,025

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.23% (c) (d)	42,530	42,530

Total Investment of Cash Collateral from Securities Loaned (Cost $111,540)		111,555

Total Short-Term Investments (Cost $140,218)		140,247

Total Investments — 103.7% (Cost $2,342,906)		2,766,268
Liabilities in Excess of Other Assets — (3.7)%		(98,814)

NET ASSETS — 100.0%		2,667,454

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

Summary of Investments by Industry, April 30, 2020

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Pharmaceuticals	10.6%

Insurance	8.6

Machinery	7.0

Banks	5.9

Textiles, Apparel & Luxury Goods	5.1

Personal Products	4.6

Beverages	4.1

Food Products	4.0

Semiconductors & Semiconductor Equipment	3.7

Chemicals	3.3

Electrical Equipment	3.3

Capital Markets	2.9

Household Durables	2.9

Metals & Mining	2.6

Oil, Gas & Consumable Fuels	2.5

Software	2.0

Health Care Equipment & Supplies	2.0

Real Estate Management & Development	1.9

Professional Services	1.8

Electronic Equipment, Instruments & Components	1.8

Hotels, Restaurants & Leisure	1.5

Technology Hardware, Storage & Peripherals	1.4

Internet & Direct Marketing Retail	1.4

Aerospace & Defense	1.3

Construction Materials	1.2

Building Products	1.2

Trading Companies & Distributors	1.2

Interactive Media & Services	1.0

Specialty Retail	1.0

IT Services	1.0

Others (each less than 1.0%)	2.2

Short-Term Investments	5.0

Abbreviations

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
OYJ	Public Limited Company

(a)	The security or a portion of this security is on loan at April 30, 2020. The total value of securities on loan at April 30, 2020 is approximately $104,180,000.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of April 30, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	43

JPMorgan International Focus Fund

(formerly known as JPMorgan International Unconstrained Equity Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.8%

Australia — 2.0%

BHP Group plc	3,016	50,620

Belgium — 1.5%

KBC Group NV	718	38,927

Canada — 6.7%

Alimentation Couche-Tard, Inc., Class B	1,483	41,372

Canadian National Railway Co.	571	47,220

Canadian Pacific Railway Ltd.	208	47,210

Toronto-Dominion Bank (The)	828	34,610

		170,412

China — 9.9%

Alibaba Group Holding Ltd., ADR *	391	79,313

Ping An Insurance Group Co. of China Ltd., Class H	7,605	77,385

Tencent Holdings Ltd.	1,804	94,830

		251,528

Denmark — 2.7%

Novo Nordisk A/S, Class B	1,085	69,229

Finland — 1.3%

Kone OYJ, Class B	542	32,832

France — 6.6%

LVMH Moet Hennessy Louis Vuitton SE	157	60,546

Safran SA	560	52,021

Schneider Electric SE * (a)	601	55,561

		168,128

Germany — 10.0%

Allianz SE (Registered)	266	48,975

Delivery Hero SE * (a) (b)	736	62,413

Deutsche Boerse AG	326	50,466

SAP SE	505	60,160

Vonovia SE	625	30,927

		252,941

Hong Kong — 3.5%

AIA Group Ltd.	9,546	87,611

India — 3.3%

HDFC Bank Ltd., ADR	1,925	83,453

Indonesia — 1.5%

Bank Central Asia Tbk. PT	21,608	37,428

Japan — 5.6%

Keyence Corp.	130	46,340

SMC Corp.	92	41,767

Sony Corp.	832	53,523

		141,630

INVESTMENTS	SHARES (000)	VALUE ($000)

Netherlands — 2.7%

ASML Holding NV (a)	233	68,076

South Korea — 2.5%

Samsung Electronics Co. Ltd.	1,520	62,511

Sweden — 3.0%

Atlas Copco AB, Class A (a)	928	31,989

Svenska Handelsbanken AB, Class A *	4,842	44,199

		76,188

Switzerland — 11.0%

LafargeHolcim Ltd. (Registered) *	1,258	52,244

Nestle SA (Registered)	1,179	124,820

Roche Holding AG	209	72,501

SGS SA (Registered)	13	29,272

		278,837

Taiwan — 2.7%

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1,296	68,847

United Kingdom — 19.8%

Burberry Group plc	1,558	27,052

Diageo plc	1,544	53,170

GlaxoSmithKline plc	3,393	70,794

InterContinental Hotels Group plc	721	32,833

Legal & General Group plc	18,370	47,229

Linde plc (a)	248	45,769

London Stock Exchange Group plc	430	40,217

Persimmon plc	1,490	41,283

RELX plc	1,874	42,655

Smith & Nephew plc	2,365	46,275

Unilever NV	1,119	55,727

		503,004

United States — 1.5%

Ferguson plc	539	38,881

Total Common Stocks (Cost $2,469,881)		2,481,083

Short-Term Investments — 7.2%

Investment Companies — 1.3%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.63% (c) (d) (Cost $32,695)	32,698	32,724

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment of Cash Collateral from Securities Loaned — 5.9%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.77% (c) (d)	123,991	124,016

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.23% (c) (d)	25,034	25,034

Total Investment of Cash Collateral from Securities Loaned (Cost $149,023)		149,050

Total Short-term Investments (Cost $181,718)		181,774

Total Investments — 105.0% (Cost $2,651,599)		2,662,857
Liabilities in Excess of Other Assets — (5.0)%		(127,601)

NET ASSETS — 100.0%		2,535,256

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2020

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Insurance	9.8%

Banks	9.0

Pharmaceuticals	8.0

Internet & Direct Marketing Retail	5.3

Semiconductors & Semiconductor Equipment	5.1

Food Products	4.7

Machinery	4.0

Interactive Media & Services	3.6

Household Durables	3.6

Road & Rail	3.5

Capital Markets	3.4

INDUSTRY	PERCENTAGE

Textiles, Apparel & Luxury Goods	3.3%

Professional Services	2.7

Technology Hardware, Storage & Peripherals	2.3

Software	2.3

Personal Products	2.1

Electrical Equipment	2.1

Beverages	2.0

Construction Materials	2.0

Aerospace & Defense	1.9

Metals & Mining	1.9

Electronic Equipment, Instruments & Components	1.7

Health Care Equipment & Supplies	1.7

Chemicals	1.7

Food & Staples Retailing	1.5

Trading Companies & Distributors	1.5

Hotels, Restaurants & Leisure	1.2

Real Estate Management & Development	1.2

Short-Term Investments	6.9

Abbreviations

ADR	American Depositary Receipt
OYJ	Public Limited Company
PT	Limited liability company

(a)	The security or a portion of this security is on loan at April 30, 2020. The total value of securities on loan at April 30, 2020 is approximately $139,159,000.
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of April 30, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	45

JPMorgan International Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 104.2%

Australia — 4.9%

Australia & New Zealand Banking Group Ltd.	59	643

BHP Group Ltd.	39	796

Commonwealth Bank of Australia	5	187

CSL Ltd.	4	782

Dexus, REIT	51	303

Goodman Group, REIT	68	581

Macquarie Group Ltd.	1	85

National Australia Bank Ltd.	8	82

Rio Tinto Ltd.	15	851

Rio Tinto plc	5	245

Westpac Banking Corp.	12	125

		4,680

Austria — 0.5%

Erste Group Bank AG	21	445

Denmark — 3.4%

Carlsberg A/S, Class B	3	334

Chr Hansen Holding A/S	4	305

Novo Nordisk A/S, Class B	31	1,961

Orsted A/S (a)	7	677

		3,277

Finland — 0.6%

Nokia OYJ	54	195

UPM-Kymmene OYJ	14	391

		586

France — 13.2%

Accor SA	9	241

Air Liquide SA	13	1,647

Airbus SE *	9	578

Alstom SA	20	820

AXA SA	15	261

BNP Paribas SA	22	699

Capgemini SE	6	585

L’Oreal SA	1	265

LVMH Moet Hennessy Louis Vuitton SE	3	1,254

Natixis SA	6	15

Orange SA	42	508

Safran SA	7	624

Sanofi	20	1,994

Schneider Electric SE *	13	1,162

Sodexo SA	1	91

Thales SA	2	182

TOTAL SA	26	936

Unibail-Rodamco-Westfield, REIT	1	40

INVESTMENTS	SHARES (000)		VALUE ($000)

France — continued

Vinci SA	9		747

			12,649

Germany — 10.2%

adidas AG	5		1,070

Allianz SE (Registered)	1		209

BASF SE	4		186

Bayer AG (Registered)	9		617

Brenntag AG	15		698

Daimler AG (Registered)	—	(b)	9

Deutsche Boerse AG	5		734

Deutsche Post AG (Registered)	26		761

Deutsche Telekom AG (Registered)	78		1,141

Deutsche Wohnen SE	6		226

Henkel AG & Co. KGaA (Preference)	3		288

Infineon Technologies AG	48		896

SAP SE	17		2,008

Siemens AG (Registered)	3		272

Volkswagen AG (Preference)	4		581

			9,696

Hong Kong — 2.2%

AIA Group Ltd.	134		1,226

CK Asset Holdings Ltd.	63		398

Hong Kong Exchanges & Clearing Ltd.	16		526

			2,150

Ireland — 1.0%

CRH plc	10		318

Ryanair Holdings plc, ADR *	10		642

			960

Italy — 2.2%

Assicurazioni Generali SpA	5		72

Enel SpA	204		1,393

FinecoBank Banca Fineco SpA *	53		593

UniCredit SpA *	8		61

			2,119

Japan — 24.9%

Asahi Group Holdings Ltd.	3		100

Bridgestone Corp.	17		542

Central Japan Railway Co.	4		629

Daicel Corp.	37		300

Daikin Industries Ltd.	8		1,001

Electric Power Development Co. Ltd.	9		184

Hitachi Ltd.	12		368

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Japan — continued

Honda Motor Co. Ltd.	46	1,122

Japan Airlines Co. Ltd.	6	98

Japan Tobacco, Inc.	10	181

Kao Corp.	18	1,350

Keyence Corp.	4	1,321

Mabuchi Motor Co. Ltd.	16	492

Marui Group Co. Ltd.	22	357

Mitsubishi Corp.	35	740

Mitsubishi UFJ Financial Group, Inc.	206	833

Mitsui Fudosan Co. Ltd.	37	680

Nichirei Corp.	9	228

Nintendo Co. Ltd.	4	1,445

Nippon Telegraph & Telephone Corp.	54	1,230

Nitori Holdings Co. Ltd.	3	521

Nomura Research Institute Ltd.	9	220

Olympus Corp.	19	294

Otsuka Corp.	13	602

Otsuka Holdings Co. Ltd.	21	818

Panasonic Corp.	43	329

Persol Holdings Co. Ltd.	14	166

Renesas Electronics Corp. *	20	103

Seven & i Holdings Co. Ltd.	15	490

SoftBank Group Corp.	5	223

Sony Corp.	11	695

Sumitomo Electric Industries Ltd.	29	294

Sumitomo Mitsui Financial Group, Inc.	27	697

T&D Holdings, Inc.	28	242

Tokio Marine Holdings, Inc.	17	798

Tokyo Gas Co. Ltd.	10	226

Tokyu Corp.	60	899

Toray Industries, Inc.	57	262

Toyota Motor Corp.	35	2,164

West Japan Railway Co.	6	395

Yamato Holdings Co. Ltd.	9	154

		23,793

Luxembourg — 0.2%

ArcelorMittal SA	14	150

Netherlands — 4.9%

Akzo Nobel NV	11	851

ASML Holding NV	7	2,126

Heineken NV	4	342

ING Groep NV	71	399

Koninklijke Philips NV	4	191

Royal Dutch Shell plc, Class A	34	564

INVESTMENTS	SHARES (000)	VALUE ($000)

Netherlands — continued

Royal Dutch Shell plc, Class B	15	234

		4,707

Norway — 0.9%

Telenor ASA	54	835

Singapore — 0.9%

DBS Group Holdings Ltd.	53	739

United Overseas Bank Ltd.	6	92

		831

Spain — 3.4%

Banco Santander SA	125	279

Bankia SA	158	161

Iberdrola SA	151	1,503

Industria de Diseno Textil SA	45	1,141

Telefonica SA	33	150

		3,234

Sweden — 1.4%

Lundin Energy AB	24	606

Svenska Handelsbanken AB, Class A *	79	725

		1,331

Switzerland — 12.3%

Adecco Group AG (Registered)	4	187

Cie Financiere Richemont SA (Registered)	9	533

Credit Suisse Group AG (Registered) *	37	339

LafargeHolcim Ltd. (Registered) *	19	787

Nestle SA (Registered)	37	3,931

Novartis AG (Registered)	29	2,438

Roche Holding AG	9	3,045

Swiss Re AG	7	487

		11,747

United Kingdom — 16.7%

3i Group plc	85	831

AstraZeneca plc	8	846

Aviva plc	22	66

Barratt Developments plc	69	450

Beazley plc	39	191

BP plc	317	1,248

British American Tobacco plc	37	1,445

Burberry Group plc	14	248

CK Hutchison Holdings Ltd.	50	371

Diageo plc	44	1,524

GlaxoSmithKline plc	70	1,452

HSBC Holdings plc	103	527

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	47

JPMorgan International Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

United Kingdom — continued

InterContinental Hotels Group plc	21	944

ITV plc	41	39

Lloyds Banking Group plc	1,444	584

M&G plc	237	393

Prudential plc	57	803

RELX plc	36	812

Standard Chartered plc	100	512

Taylor Wimpey plc	244	450

Tesco plc	218	645

Unilever NV	29	1,446

Whitbread plc	3	121

		15,948

United States — 0.4%

Ferguson plc	5	353

Total Common Stocks (Cost $104,403)		99,491

	NO. OF CONTRACTS
Options Purchased — 0.7%

Put Options Purchased — 0.7%

United States — 0.7%

MSCI EAFE Index 6/19/2020 at USD 1,350.00, European Style Notional Amount: USD 104,600 Exchange-Traded * (Cost $5,959)	631	637

	SHARES (000)
Short-Term Investments — 0.9%

Investment Companies — 0.9%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.17% (c) (d) (Cost $854)	854	854

Total Investments — 105.8% (Cost $111,216)		100,982
Liabilities in Excess of Other Assets — (5.8)%		(5,515)

NET ASSETS — 100.0%		95,467

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2020

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Pharmaceuticals	13.1%

Banks	8.3

Insurance	4.3

Food Products	4.1

Automobiles	3.8

Diversified Telecommunication Services	3.8

Oil, Gas & Consumable Fuels	3.6

Electric Utilities	3.5

Chemicals	3.5

Semiconductors & Semiconductor Equipment	3.1

Textiles, Apparel & Luxury Goods	3.1

Personal Products	3.0

Capital Markets	2.5

Beverages	2.3

Metals & Mining	2.0

Software	2.0

Household Durables	1.9

Road & Rail	1.9

Trading Companies & Distributors	1.8

Electronic Equipment, Instruments & Components	1.7

Specialty Retail	1.7

Electrical Equipment	1.6

Tobacco	1.6

Entertainment	1.4

IT Services	1.4

Hotels, Restaurants & Leisure	1.4

Aerospace & Defense	1.4

Real Estate Management & Development	1.3

Professional Services	1.2

Food & Staples Retailing	1.1

Construction Materials	1.1

Building Products	1.0

Others (each less than 1.0%)	9.7

Short-Term Investments	0.8

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

Abbreviations

ADR	American Depositary Receipt
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust
USD	United States Dollar

(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(b)	Amount rounds to less than one thousand.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of April 30, 2020.
*	Non-income producing security.

Futures contracts outstanding as of April 30, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

EURO STOXX 50 Index	13	06/2020	EUR	410	13

FTSE 100 Index	2	06/2020	GBP	148	5

SPI 200 Index	20	06/2020	AUD	1,767	126

TOPIX Index	9	06/2020	JPY	1,219	104

					248

Abbreviations

AUD	Australian Dollar
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
JPY	Japanese Yen
SPI	Australian Securities Exchange
TOPIX	Tokyo Stock Price Index

Written Call Options Contracts as of April 30, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)

MSCI EAFE Index	Exchange-Traded	631	USD 104,600	USD 1,510.00	6/19/2020	(9,771)

Written Put Options Contracts as of April 30, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)

MSCI EAFE Index	Exchange-Traded	631	USD 104,600	USD 1,125.00	6/19/2020	(110)

Total Written Options Contracts (Premiums Received $7,118)						(9,881)

Abbreviations

EAFE	Europe, Australasia, and Far East
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	49

JPMorgan International Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 95.1%

Australia — 4.5%

Australia & New Zealand Banking Group Ltd.	2,448	26,592

BHP Group Ltd.	1,612	32,916

Commonwealth Bank of Australia	194	7,822

CSL Ltd.	162	32,265

Dexus, REIT	2,108	12,514

Goodman Group, REIT	2,817	23,994

Macquarie Group Ltd.	55	3,675

National Australia Bank Ltd.	325	3,566

Rio Tinto Ltd.	623	35,130

Rio Tinto plc	222	10,301

Westpac Banking Corp.	504	5,249

		194,024

Austria — 0.4%

Erste Group Bank AG	849	18,394

IMMOFINANZ AG *	1	26

		18,420

Denmark — 3.1%

Carlsberg A/S, Class B	109	13,727

Chr Hansen Holding A/S (a)	136	11,707

Novo Nordisk A/S, Class B	1,267	80,841

Orsted A/S (b)	277	28,002

		134,277

Finland — 0.6%

Nokia OYJ	2,225	8,022

UPM-Kymmene OYJ	591	16,199

		24,221

France — 12.2%

Accor SA	357	9,926

Air Liquide SA (a)	533	67,740

Airbus SE *	378	23,909

Alstom SA	827	33,926

AXA SA	606	10,769

BNP Paribas SA	920	28,903

Capgemini SE	257	24,186

L’Oreal SA	37	10,881

LVMH Moet Hennessy Louis Vuitton SE	135	52,307

Natixis SA	278	656

Orange SA	1,731	21,029

Safran SA	277	25,756

Sanofi (a)	845	82,492

Schneider Electric SE * (a)	520	48,072

Sodexo SA (a)	47	3,719

Thales SA	99	7,531

INVESTMENTS	SHARES (000)	VALUE ($000)

France — continued

TOTAL SA	1,089	38,650

Unibail-Rodamco-Westfield, REIT	28	1,658

Vinci SA	375	30,742

		522,852

Germany — 9.3%

adidas AG	194	44,319

Allianz SE (Registered)	48	8,755

BASF SE	153	7,827

Bayer AG (Registered)	388	25,532

Brenntag AG	638	28,874

Daimler AG (Registered) (a)	17	594

Deutsche Boerse AG	195	30,281

Deutsche Post AG (Registered)	1,060	31,490

Deutsche Telekom AG (Registered)	3,203	46,829

Deutsche Wohnen SE	230	9,310

Henkel AG & Co. KGaA (Preference)	124	11,049

Infineon Technologies AG	1,990	36,991

SAP SE	697	82,987

Siemens AG (Registered)	124	11,476

Volkswagen AG (Preference)	172	23,954

		400,268

Hong Kong — 2.0%

AIA Group Ltd.	5,476	50,254

CK Asset Holdings Ltd.	2,506	15,835

Hong Kong Exchanges & Clearing Ltd.	657	21,065

I-CABLE Communications Ltd. *	254	2

		87,156

Ireland — 0.9%

CRH plc	439	13,321

Ryanair Holdings plc, ADR *	418	26,550

		39,871

Italy — 2.0%

Assicurazioni Generali SpA	208	2,964

Enel SpA	8,450	57,719

FinecoBank Banca Fineco SpA * (a)	2,198	24,492

UniCredit SpA *	341	2,634

		87,809

Japan — 22.6%

Asahi Group Holdings Ltd.	107	3,665

Bridgestone Corp.	696	21,658

Central Japan Railway Co.	147	23,131

Daicel Corp.	1,533	12,441

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Japan — continued

Daikin Industries Ltd.	310	39,820

Electric Power Development Co. Ltd.	376	7,516

Hitachi Ltd.	486	14,418

Honda Motor Co. Ltd.	1,888	45,851

Japan Airlines Co. Ltd.	226	4,030

Japan Tobacco, Inc.	363	6,764

Kao Corp.	722	55,647

Keyence Corp.	157	56,158

Mabuchi Motor Co. Ltd.	655	20,276

Marui Group Co. Ltd.	880	14,408

Mitsubishi Corp.	1,426	30,251

Mitsubishi UFJ Financial Group, Inc.	8,429	34,055

Mitsui Fudosan Co. Ltd.	1,509	27,750

Nichirei Corp.	359	8,968

Nintendo Co. Ltd.	141	58,305

Nippon Telegraph & Telephone Corp.	2,222	50,592

Nitori Holdings Co. Ltd.	146	22,409

Nomura Research Institute Ltd.	370	9,053

Olympus Corp.	748	11,875

Otsuka Corp.	584	26,433

Otsuka Holdings Co. Ltd.	937	36,840

Panasonic Corp.	1,736	13,233

Persol Holdings Co. Ltd.	584	6,715

Renesas Electronics Corp. *	792	4,179

Seven & i Holdings Co. Ltd.	611	20,218

SoftBank Group Corp.	207	8,873

Sony Corp.	441	28,385

Sumitomo Electric Industries Ltd.	1,176	12,095

Sumitomo Mitsui Financial Group, Inc.	1,075	28,256

T&D Holdings, Inc.	1,139	9,843

Tokio Marine Holdings, Inc.	693	32,527

Tokyo Gas Co. Ltd.	435	9,535

Tokyu Corp.	2,424	36,486

Toray Industries, Inc.	2,314	10,609

Toyota Motor Corp.	1,413	87,350

West Japan Railway Co.	245	15,140

Yamato Holdings Co. Ltd.	353	6,165

		971,923

Luxembourg — 0.2%

ArcelorMittal SA	569	6,219

Malta — 0.0% (c)

BGP Holdings plc * ‡	449	1

Netherlands — 4.5%

Akzo Nobel NV	463	35,163

INVESTMENTS	SHARES (000)	VALUE ($000)

Netherlands — continued

ASML Holding NV (a)	295	86,171

Heineken NV (a)	166	14,086

ING Groep NV	2,946	16,505

Koninklijke Philips NV	182	7,938

Royal Dutch Shell plc, Class A	1,414	23,274

Royal Dutch Shell plc, Class B	609	9,745

		192,882

Norway — 0.8%

Telenor ASA	2,338	35,863

Singapore — 0.8%

DBS Group Holdings Ltd.	2,149	30,255

United Overseas Bank Ltd.	256	3,658

		33,913

Spain — 3.1%

Banco Santander SA	5,174	11,560

Bankia SA	6,546	6,661

Iberdrola SA	6,245	62,124

Industria de Diseno Textil SA	1,843	47,209

Telefonica SA	1,378	6,302

		133,856

Sweden — 1.3%

Lundin Energy AB (a)	974	25,065

Svenska Handelsbanken AB, Class A *	3,285	29,982

		55,047

Switzerland — 11.2%

Adecco Group AG (Registered)	175	7,679

Cie Financiere Richemont SA (Registered)	388	22,010

Credit Suisse Group AG (Registered) *	1,532	13,987

LafargeHolcim Ltd. (Registered) *	782	32,480

Nestle SA (Registered)	1,525	161,503

Novartis AG (Registered)	1,163	99,290

Roche Holding AG	362	125,394

Swiss Re AG (a)	277	20,138

		482,481

United Kingdom — 15.3%

3i Group plc	3,504	34,420

AstraZeneca plc	334	34,948

Aviva plc	901	2,725

Barratt Developments plc	2,853	18,603

Beazley plc	1,479	7,315

BP plc	13,097	51,608

British American Tobacco plc	1,562	60,223

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	51

JPMorgan International Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

United Kingdom — continued

Burberry Group plc	591	10,266

CK Hutchison Holdings Ltd.	2,038	15,103

Diageo plc	1,837	63,243

GlaxoSmithKline plc	2,881	60,098

HSBC Holdings plc	4,196	21,569

InterContinental Hotels Group plc	851	38,786

ITV plc	1,707	1,639

Lloyds Banking Group plc	59,548	24,094

M&G plc	9,790	16,230

Prudential plc	2,358	33,265

RELX plc	1,488	33,573

Standard Chartered plc	4,130	21,101

Taylor Wimpey plc	10,048	18,558

Tesco plc	8,973	26,540

Unilever NV	1,202	59,836

Whitbread plc	138	5,165

		658,908

United States — 0.3%

Ferguson plc	202	14,574

Total Common Stocks (Cost $4,399,744)		4,094,565

Short-term Investments — 10.3%

Investment Companies — 3.2%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.63% (d) (e) (Cost $138,217)	138,222	138,332

Investment of Cash Collateral from Securities Loaned — 7.1%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.77% (d) (e)	132,004	132,031

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.23% (d) (e)	173,313	173,313

Total Investment of Cash Collateral from Securities Loaned (Cost $305,319)		305,344

Total Short-Term Investments (Cost $443,536)		443,676

Total Investments — 105.4% (Cost $4,843,280)		4,538,241
Liabilities in Excess of Other Assets — (5.4)%		(234,531)

NET ASSETS — 100.0%		4,303,710

Percentages indicated are based on net assets.

Summary of Investments by Industry, April 30, 2020

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Pharmaceuticals	12.0%

Banks	7.6

Insurance	3.9

Food Products	3.8

Diversified Telecommunication Services	3.5

Automobiles	3.5

Oil, Gas & Consumable Fuels	3.3

Electric Utilities	3.3

Chemicals	3.2

Textiles, Apparel & Luxury Goods	2.8

Semiconductors & Semiconductor Equipment	2.8

Personal Products	2.8

Capital Markets	2.3

Beverages	2.1

Metals & Mining	1.9

Software	1.8

Household Durables	1.7

Road & Rail	1.6

Trading Companies & Distributors	1.6

Electronic Equipment, Instruments & Components	1.6

Specialty Retail	1.5

Electrical Equipment	1.5

Tobacco	1.5

IT Services	1.3

Entertainment	1.3

Hotels, Restaurants & Leisure	1.3

Aerospace & Defense	1.3

Real Estate Management & Development	1.2

Professional Services	1.1

Food & Staples Retailing	1.0

Construction Materials	1.0

Others (each less than 1.0%)	9.1

Short-Term Investments	9.8

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

Abbreviations

ADR	American Depositary Receipt
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust

(a)	The security or a portion of this security is on loan at April 30, 2020. The total value of securities on loan at April 30, 2020 is approximately $282,127,000.

(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(c)	Amount rounds to less than 0.1% of net assets.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of April 30, 2020.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Futures contracts outstanding as of April 30, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

SPI 200 Index	1,011	06/2020	AUD	89,303	6,793

TOPIX Index	373	06/2020	JPY	50,520	4,704

					11,497

Abbreviations

AUD	Australian Dollar
JPY	Japanese Yen
SPI	Australian Securities Exchange
TOPIX	Tokyo Stock Price Index

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	53

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.5%

Australia — 7.6%

AGL Energy Ltd.	65	709

Alumina Ltd.	319	353

Australia & New Zealand Banking Group Ltd.	168	1,820

Beach Energy Ltd.	324	316

BHP Group Ltd.	252	5,147

BlueScope Steel Ltd.	76	496

Caltex Australia Ltd.	22	361

Challenger Ltd.	163	518

CSR Ltd.	137	330

Fortescue Metals Group Ltd.	152	1,159

Harvey Norman Holdings Ltd.	166	298

IOOF Holdings Ltd.	111	309

JB Hi-Fi Ltd.	27	601

Macquarie Group Ltd.	6	407

Metcash Ltd.	263	425

National Australia Bank Ltd.	173	1,896

Origin Energy Ltd.	165	595

Qantas Airways Ltd.	163	405

QBE Insurance Group Ltd.	58	314

Rio Tinto plc	82	3,809

South32 Ltd.	507	638

		20,906

Austria — 0.8%

AT&S Austria Technologie & Systemtechnik AG	17	294

BAWAG Group AG * (a)	15	511

Erste Group Bank AG	29	625

Raiffeisen Bank International AG	25	434

Telekom Austria AG	62	434

		2,298

Belgium — 1.2%

Ageas	21	770

Bekaert SA	16	333

bpost SA	44	306

KBC Group NV	22	1,219

Orange Belgium SA	23	380

Telenet Group Holding NV	9	392

		3,400

China — 0.5%

BOC Hong Kong Holdings Ltd.	331	1,016

CITIC Telecom International Holdings Ltd.	1,206	446

		1,462

Denmark — 1.1%

Jyske Bank A/S (Registered) *	13	348

INVESTMENTS	SHARES (000)	VALUE ($000)

Denmark — continued

Matas A/S	58	393

Pandora A/S	13	467

Scandinavian Tobacco Group A/S, Class A (a)	55	636

Solar A/S, Class B	6	218

Spar Nord Bank A/S *	46	318

Sydbank A/S	24	396

TCM Group A/S * (a)	24	346

		3,122

Finland — 1.7%

Fortum OYJ (b)	28	467

Kemira OYJ	30	361

Konecranes OYJ	14	303

Nordea Bank Abp	222	1,422

Sanoma OYJ	34	310

TietoEVRY OYJ	13	314

UPM-Kymmene OYJ	39	1,082

Valmet OYJ	19	436

		4,695

France — 7.9%

Arkema SA	5	427

Atos SE *	10	738

AXA SA	110	1,953

BNP Paribas SA	69	2,174

Cie de Saint-Gobain	36	959

Cie Generale des Etablissements Michelin SCA	12	1,163

Credit Agricole SA	96	770

Derichebourg SA	117	330

Eutelsat Communications SA	32	356

Faurecia SE	12	442

Gecina SA, REIT	5	592

Groupe Crit	9	480

IPSOS	19	365

Kaufman & Broad SA	17	601

Metropole Television SA	25	281

Natixis SA	123	291

Peugeot SA	38	539

Publicis Groupe SA (b)	20	601

Quadient	22	308

Rexel SA	34	314

Rothschild & Co.	17	328

Societe Generale SA	58	907

Sopra Steria Group	3	348

SPIE SA	27	400

Television Francaise 1 *	47	230

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

France — continued

TOTAL SA	134	4,746

Veolia Environnement SA	43	914

		21,557

Georgia — 0.3%

Bank of Georgia Group plc	27	340

TBC Bank Group plc	33	337

		677

Germany — 8.2%

1&1 Drillisch AG	16	369

Aareal Bank AG	15	237

Allianz SE (Registered)	17	3,099

Aurubis AG	8	392

Bayer AG (Registered)	56	3,682

Bayerische Motoren Werke AG	22	1,287

Deutsche Pfandbriefbank AG (a)	29	215

Deutsche Post AG (Registered)	12	356

Deutsche Telekom AG (Registered)	210	3,075

DWS Group GmbH & Co. KGaA (a)	10	326

Evonik Industries AG	24	602

Freenet AG	22	417

Fresenius SE & Co. KGaA	29	1,267

HeidelbergCement AG	13	602

HOCHTIEF AG	5	362

JOST Werke AG (a)	18	494

Jungheinrich AG (Preference)	17	309

KION Group AG	8	377

Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	5	1,116

Porsche Automobil Holding SE (Preference)	13	669

Schaeffler AG (Preference)	51	344

Software AG	12	416

Volkswagen AG (Preference)	13	1,818

Wuestenrot & Wuerttembergische AG	35	611

		22,442

Hong Kong — 2.1%

CK Asset Holdings Ltd.	199	1,254

CK Infrastructure Holdings Ltd.	90	532

Haitong International Securities Group Ltd.	1,246	292

Hang Lung Properties Ltd.	253	541

Shun Tak Holdings Ltd.	976	341

Sun Hung Kai Properties Ltd.	100	1,361

VTech Holdings Ltd.	45	338

Wheelock & Co. Ltd.	113	828

INVESTMENTS	SHARES (000)	VALUE ($000)

Hong Kong — continued

Xinyi Glass Holdings Ltd.	298	345

		5,832

India — 0.1%

Rhi Magnesita NV	9	285

Ireland — 0.2%

Smurfit Kappa Group plc	17	536

Israel — 0.4%

Bank Leumi Le-Israel BM	133	718

Israel Discount Bank Ltd., Class A	135	437

		1,155

Italy — 1.9%

Anima Holding SpA (a)	109	387

Banca Farmafactoring SpA * (a)	80	413

Intesa Sanpaolo SpA	981	1,531

Mediobanca Banca di Credito Finanziario SpA	93	539

Poste Italiane SpA (a)	52	445

Rizzoli Corriere Della Sera Mediagroup SpA	570	445

UniCredit SpA *	131	1,013

Unipol Gruppo SpA	97	334

		5,107

Japan — 25.4%

77 Bank Ltd. (The)	28	376

Acom Co. Ltd.	70	282

AEON Financial Service Co. Ltd.	34	349

Aeon Mall Co. Ltd.	32	399

Aiful Corp. *	198	436

Alfresa Holdings Corp.	20	403

Aozora Bank Ltd.	24	420

Bridgestone Corp.	37	1,161

Brother Industries Ltd.	42	707

Chiba Bank Ltd. (The)	103	479

Concordia Financial Group Ltd.	155	474

Credit Saison Co. Ltd.	35	393

Dai-ichi Life Holdings, Inc.	92	1,149

DIC Corp.	13	309

DMG Mori Co. Ltd.	45	458

Dowa Holdings Co. Ltd.	14	384

Electric Power Development Co. Ltd.	25	498

Exedy Corp.	22	350

Fuji Electric Co. Ltd.	13	301

FUJIFILM Holdings Corp.	7	310

Fuyo General Lease Co. Ltd.	8	385

GS Yuasa Corp.	21	294

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	55

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Japan — continued

Hachijuni Bank Ltd. (The)	121	430

Hitachi Ltd.	33	976

Hokuhoku Financial Group, Inc.	45	369

Honda Motor Co. Ltd.	94	2,271

ITOCHU Corp.	55	1,086

Iwatani Corp.	13	441

Izumi Co. Ltd.	11	310

Japan Post Insurance Co. Ltd.	38	482

Japan Tobacco, Inc.	74	1,369

JXTG Holdings, Inc.	227	804

Kaken Pharmaceutical Co. Ltd.	6	352

Kamigumi Co. Ltd.	24	423

Kandenko Co. Ltd.	43	362

KDDI Corp.	101	2,917

Kintetsu World Express, Inc.	24	352

K’s Holdings Corp.	43	473

Kyudenko Corp.	15	409

Kyushu Financial Group, Inc.	106	446

Makino Milling Machine Co. Ltd.	12	342

Marubeni Corp.	161	773

Mebuki Financial Group, Inc.	252	530

Mitsubishi Gas Chemical Co., Inc.	35	431

Mitsubishi UFJ Financial Group, Inc.	708	2,861

Mitsubishi UFJ Lease & Finance Co. Ltd.	111	532

Mitsui & Co. Ltd.	99	1,385

Mitsui Fudosan Co. Ltd.	16	300

Mixi, Inc.	20	342

MS&AD Insurance Group Holdings, Inc.	34	988

Nexon Co. Ltd.	18	297

Nichias Corp.	15	294

Nichiha Corp.	19	347

Nippon Light Metal Holdings Co. Ltd.	223	351

Nippon Telegraph & Telephone Corp.	82	1,858

Nomura Holdings, Inc.	244	1,013

Nomura Real Estate Holdings, Inc.	28	460

NTT DOCOMO, Inc.	77	2,275

Open House Co. Ltd.	14	307

ORIX Corp.	100	1,171

Prima Meat Packers Ltd.	18	404

Rengo Co. Ltd.	38	295

Saizeriya Co. Ltd.	21	424

Sankyu, Inc.	9	334

Sanwa Holdings Corp.	38	297

Sawai Pharmaceutical Co. Ltd.	6	311

SBI Holdings, Inc.	34	626

INVESTMENTS	SHARES (000)	VALUE ($000)

Japan — continued

Sekisui House Ltd.	47	813

Shimamura Co. Ltd.	3	208

Shinsei Bank Ltd.	45	548

Shizuoka Bank Ltd. (The)	95	579

Softbank Corp.	30	411

Sompo Holdings, Inc.	13	425

Sony Corp.	28	1,776

Sumitomo Bakelite Co. Ltd.	11	289

Sumitomo Forestry Co. Ltd.	31	383

Sumitomo Mitsui Financial Group, Inc.	81	2,125

Sumitomo Mitsui Trust Holdings, Inc.	31	908

Sumitomo Rubber Industries Ltd.	43	420

Suzuken Co. Ltd.	9	351

T&D Holdings, Inc.	68	585

Teijin Ltd.	37	582

Toho Holdings Co. Ltd.	22	445

Tokai Rika Co. Ltd.	27	340

Tokuyama Corp.	26	549

Tokyo Steel Manufacturing Co. Ltd.	56	355

Tokyo Tatemono Co. Ltd.	38	432

Tokyu Fudosan Holdings Corp.	115	560

Tosoh Corp.	39	482

Towa Pharmaceutical Co. Ltd.	20	414

Toyoda Gosei Co. Ltd.	20	363

Toyota Motor Corp.	117	7,221

Toyota Tsusho Corp.	30	709

TS Tech Co. Ltd.	20	550

Tsubakimoto Chain Co.	15	351

Ube Industries Ltd.	22	374

Ulvac, Inc.	12	334

Yamaha Motor Co. Ltd.	39	503

Yamato Kogyo Co. Ltd.	18	351

Yokohama Rubber Co. Ltd. (The)	30	382

Zeon Corp.	45	397

		69,652

Luxembourg — 0.4%

ArcelorMittal SA	66	719

RTL Group SA	15	486

		1,205

Malta — 0.1%

Kindred Group plc, SDR	68	323

Netherlands — 5.1%

Arcadis NV *	17	257

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Netherlands — continued

ASR Nederland NV	19	517

ING Groep NV	236	1,321

Intertrust NV (a)	24	372

Koninklijke Ahold Delhaize NV (b)	76	1,847

NIBC Holding NV (a) (b)	60	456

NN Group NV	28	798

Randstad NV *	17	693

Royal Dutch Shell plc, Class A	422	6,943

Signify NV (a)	22	440

Van Lanschot Kempen NV, CVA	21	322

		13,966

New Zealand — 0.1%

Air New Zealand Ltd.	242	197

Norway — 2.5%

Austevoll Seafood ASA	47	366

DNB ASA	88	1,068

Equinor ASA	72	1,004

Europris ASA (a)	128	468

Fjordkraft Holding ASA (a)	47	317

Komplett Bank ASA *	388	156

Norwegian Finans Holding ASA *	71	379

Olav Thon Eiendomsselskap ASA	26	329

Selvaag Bolig ASA	100	415

SpareBank 1 Nord Norge	84	504

SpareBank 1 SMN	64	468

SpareBank 1 SR-Bank ASA	66	416

Storebrand ASA	51	255

Telenor ASA	44	672

		6,817

Russia — 0.2%

Evraz plc	132	436

Singapore — 1.2%

DBS Group Holdings Ltd.	80	1,132

Jardine Cycle & Carriage Ltd.	19	263

Oversea-Chinese Banking Corp. Ltd.	217	1,385

United Overseas Bank Ltd.	37	527

		3,307

South Africa — 0.5%

Anglo American plc	80	1,415

Spain — 2.7%

ACS Actividades de Construccion y Servicios SA	33	814

Banco Bilbao Vizcaya Argentaria SA	459	1,500

Banco de Sabadell SA	725	301

INVESTMENTS	SHARES (000)	VALUE ($000)

Spain — continued

CaixaBank SA	330	593

ContourGlobal plc (a)	175	357

Enagas SA	28	648

Grupo Catalana Occidente SA	25	492

Mediaset Espana Comunicacion SA *	73	262

Repsol SA	110	997

Telefonica SA	331	1,515

		7,479

Sweden — 3.0%

AcadeMedia AB (a)	73	376

Betsson AB *	91	514

Bilia AB, Class A	29	197

Bravida Holding AB * (a)	48	386

Clas Ohlson AB, Class B	44	387

Dometic Group AB * (c)	47	313

Hoist Finance AB * (a) (b)	129	356

Intrum AB (b)	25	380

Inwido AB	80	459

LeoVegas AB (a)	136	477

Lindab International AB	54	498

Resurs Holding AB (a)	74	271

Skandinaviska Enskilda Banken AB, Class A	151	1,241

SKF AB, Class B	41	648

Svenska Handelsbanken AB, Class A *	110	1,008

Tethys Oil AB	88	448

Volvo AB, Class B	31	403

		8,362

Switzerland — 7.4%

Adecco Group AG (Registered)	18	806

BKW AG	4	307

Credit Suisse Group AG (Registered) *	117	1,065

Dufry AG (Registered)	11	349

Glencore plc *	729	1,365

Julius Baer Group Ltd. *	10	375

LafargeHolcim Ltd. (Registered) *	23	975

Novartis AG (Registered)	59	5,020

Roche Holding AG	2	707

Sulzer AG (Registered)	5	349

Swiss Life Holding AG (Registered)	3	1,111

Swiss Re AG (b)	22	1,565

Swisscom AG (Registered)	2	1,063

UBS Group AG (Registered) *	237	2,540

Zurich Insurance Group AG	9	2,736

		20,333

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	57

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)

Common Stocks — continued

United Kingdom — 13.7%

Aggreko plc	32	185

Aviva plc	290	876

Babcock International Group plc	81	428

Barclays plc	1,148	1,533

Barratt Developments plc	93	606

Bellway plc	14	460

Berkeley Group Holdings plc	6	320

BP plc	1,118	4,404

British American Tobacco plc	132	5,098

British Land Co. plc (The), REIT	110	563

BT Group plc	683	995

Capital & Counties Properties plc, REIT	138	287

CK Hutchison Holdings Ltd.	181	1,342

Close Brothers Group plc	21	292

Crest Nicholson Holdings plc	110	355

Dialog Semiconductor plc *	8	243

Dixons Carphone plc	249	242

Drax Group plc	155	406

easyJet plc	39	297

Fiat Chrysler Automobiles NV	94	819

Forterra plc (a)	91	277

Gamesys Group plc *	44	481

Great Portland Estates plc, REIT	35	297

Imperial Brands plc	78	1,643

Inchcape plc	89	559

International Consolidated Airlines Group SA	87	243

ITV plc	600	576

J Sainsbury plc	248	617

Just Group plc *	380	266

Land Securities Group plc, REIT	68	570

Legal & General Group plc	478	1,229

Lloyds Banking Group plc	4,342	1,757

M&G plc	277	460

Mitchells & Butlers plc *	24	54

Morgan Sindall Group plc	21	333

Ninety One plc *	36	77

OneSavings Bank plc	99	303

Paragon Banking Group plc	78	328

Premier Foods plc *	489	280

Prudential plc	165	2,334

Reach plc	206	204

Redrow plc	70	405

ScS Group plc	125	257

St Modwen Properties plc	65	300

Taylor Wimpey plc	360	665

INVESTMENTS	SHARES (000)		VALUE ($000)

United Kingdom — continued

Vesuvius plc	81		407

Virgin Money UK plc *	399		381

Vistry Group plc	43		432

Vodafone Group plc	889		1,254

WPP plc	124		959

			37,699

United States — 0.2%

Samsonite International SA (a)	197		167

TI Fluid Systems plc (a)	180		362

			529

Total Common Stocks (Cost $343,026)			265,194

Short-Term Investments — 3.0%

Investment Companies — 1.8%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.63% (d) (e) (Cost $4,972)	4,972		4,976

Investment of Cash Collateral from Securities Loaned — 1.2%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.77% (d) (e)	—	(f)	—	(f)

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.23% (d) (e)	3,129		3,129

Total Investment of Cash Collateral from Securities Loaned (Cost $3,129)			3,129

Total Short-Term Investments (Cost $8,101)			8,105

Total Investments — 99.5% (Cost $351,127)			273,299
Other Assets Less Liabilities — 0.5%			1,391

NET ASSETS — 100.0%			274,690

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

Summary of Investments by Industry, April 30, 2020

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Banks	16.9%

Insurance	9.0

Oil, Gas & Consumable Fuels	7.7

Metals & Mining	6.5

Automobiles	5.5

Pharmaceuticals	3.8

Diversified Telecommunication Services	3.7

Tobacco	3.2

Capital Markets	2.9

Wireless Telecommunication Services	2.9

Real Estate Management & Development	2.7

Household Durables	2.6

Auto Components	2.4

Media	2.0

Machinery	1.8

Chemicals	1.8

Trading Companies & Distributors	1.6

Diversified Financial Services	1.3

Specialty Retail	1.1

Food & Staples Retailing	1.1

Building Products	1.0

Others (each less than 1.0%)	15.5

Short-Term Investments	3.0

Abbreviations

CVA	Dutch Certification
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust
SCA	Limited partnership with share capital
SDR	Swedish Depositary Receipt

(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(b)	The security or a portion of this security is on loan at April 30, 2020. The total value of securities on loan at April 30, 2020 is approximately $2,936,000.
(c)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of April 30, 2020.
(f)	Amount rounds to less than one thousand.
*	Non-income producing security.

Futures contracts outstanding as of April 30, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

EURO STOXX 50 Index	57	06/2020	EUR	1,800	184

FTSE 100 Index	25	06/2020	GBP	1,847	179

TOPIX Index	11	06/2020	JPY	1,490	133

					496

Abbreviations

EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
JPY	Japanese Yen
TOPIX	Tokyo Stock Price Index

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	59

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2020 (Unaudited)

(Amounts in thousands, except per share amounts)

	JPMorgan Emerging Markets Equity Fund	JPMorgan Emerging Markets Research Enhanced Equity Fund		JPMorgan Europe Dynamic Fund
ASSETS:
Investments in non-affiliates, at value	$7,642,916	$2,305,629		$413,214
Investments in affiliates, at value	124,572	24,084		4,185
Investment of cash collateral received from securities loaned, at value (See Note 2.C.)	129,303	6,237		41,289
Cash	2,985	3,109		100
Foreign currency, at value	3,842	3,331		138
Deposits at broker for futures contracts	—	4,223		267
Receivables:
Due from custodian	—	2,946		—
Investment securities sold	—	3,552		5,184
Fund shares sold	64,504	36,982		6
Dividends from non-affiliates	8,688	2,895		646
Dividends from affiliates	78	14		8
Tax reclaims	136	47		3,336
Securities lending income (See Note 2.C.)	76	49		13
Other assets	—	196		—

Total Assets	7,977,100	2,393,294		468,386

LIABILITIES:
Payables:
Investment securities purchased	35,735	2,946		8,999
Collateral received on securities loaned (See Note 2.C.)	129,303	6,237		41,289
Fund shares redeemed	18,391	—		218
Variation margin on futures contracts	—	673		10
Accrued liabilities:
Investment advisory fees	3,954	357		194
Administration fees	427	70		25
Distribution fees	137	—		21
Service fees	549	—	(a)	30
Custodian and accounting fees	1,819	61		52
Trustees’ and Chief Compliance Officer’s fees	2	—	(a)	—
Deferred foreign capital gains tax	999	—		—
Other	23	45		93

Total Liabilities	191,339	10,389		50,931

Net Assets	$7,785,761	$2,382,905		$417,455

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

	JPMorgan Emerging Markets Equity Fund	JPMorgan Emerging Markets Research Enhanced Equity Fund	JPMorgan Europe Dynamic Fund
NET ASSETS:
Paid-in-Capital	$7,060,131	$2,696,140	$574,080
Total distributable earnings (loss)	725,630	(313,235)	(156,625)

Total Net Assets	$7,785,761	$2,382,905	$417,455

Net Assets:
Class A	$535,839	$—	$69,580
Class C	54,761	—	12,752
Class I	2,453,732	8	56,453
Class L	1,146,624	—	50,754
Class R2	210	—	—
Class R3	3,361	—	—
Class R4	1,928	—	—
Class R5	40,652	—	—
Class R6	3,548,654	2,382,897	227,916

Total	$7,785,761	$2,382,905	$417,455

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	19,962	—	3,542
Class C	2,107	—	734
Class I	89,344	1	2,818
Class L	41,431	—	2,502
Class R2	8	—	—
Class R3	126	—	—
Class R4	70	—	—
Class R5	1,472	—	—
Class R6	128,395	162,263	11,289

Net Asset Value (a):
Class A — Redemption price per share	$26.84	$—	$19.65
Class C — Offering price per share (b)	25.99	—	17.38
Class I — Offering and redemption price per share	27.46	14.77	20.04
Class L — Offering and redemption price per share	27.68	—	20.28
Class R2 — Offering and redemption price per share	26.60	—	—
Class R3 — Offering and redemption price per share	26.71	—	—
Class R4 — Offering and redemption price per share	27.37	—	—
Class R5 — Offering and redemption price per share	27.62	—	—
Class R6 — Offering and redemption price per share	27.64	14.69	20.19
Class A maximum sales charge	5.25%	—%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$28.33	$—	$20.74

Cost of investments in non-affiliates	$6,727,034	$2,532,594	$427,263
Cost of investments in affiliates	124,454	24,060	4,178
Cost of foreign currency	3,826	3,341	137
Investment securities on loan, at value (See Note 2.C.)	126,114	5,853	35,227
Cost of investment of cash collateral (See Note 2.C.)	129,267	6,236	41,284

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	61

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2020 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan International Advantage Fund		JPMorgan International Equity Fund	JPMorgan International Focus Fund (formerly known as JPMorgan International Unconstrained Equity Fund)
ASSETS:
Investments in non-affiliates, at value	$1,449,861		$2,626,021	$2,481,083
Investments in affiliates, at value	28,772		28,692	32,724
Investment of cash collateral received from securities loaned, at value (See Note 2.C.)	76,379		111,555	149,050
Cash	50		35	429
Foreign currency, at value	1,249		238	—
Deposits at broker for futures contracts	3,516		—	—
Receivables:
Investment securities sold	11,896		3	17,590
Fund shares sold	13		3,056	27,893
Dividends from non-affiliates	8,087		7,671	5,833
Dividends from affiliates	16		13	19
Tax reclaims	8,408		7,811	1,701
Securities lending income (See Note 2.C.)	37		27	35

Total Assets	1,588,284		2,785,122	2,716,357

LIABILITIES:
Payables:
Foreign currency due to custodian, at value	—		—	12
Investment securities purchased	15,995		1,766	30,243
Collateral received on securities loaned (See Note 2.C.)	76,379		111,555	149,050
Fund shares redeemed	151		2,898	649
Variation margin on futures contracts	66		1	4
Accrued liabilities:
Investment advisory fees	505		914	966
Administration fees	37		74	12
Distribution fees	11		66	32
Service fees	7		76	51
Custodian and accounting fees	180		230	32
Trustees’ and Chief Compliance Officer’s fees	—	(a)	1	1
Other	103		87	49

Total Liabilities	93,434		117,668	181,101

Net Assets	$1,494,850		$2,667,454	$2,535,256

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

	JPMorgan International Advantage Fund	JPMorgan International Equity Fund	JPMorgan International Focus Fund (formerly known as JPMorgan International Unconstrained Equity Fund)
NET ASSETS:
Paid-in-Capital	$1,938,781	$2,359,232	$2,731,375
Total distributable earnings (loss)	(443,931)	308,222	(196,119)

Total Net Assets	$1,494,850	$2,667,454	$2,535,256

Net Assets:
Class A	$6,150	$302,646	$115,420
Class C	923	11,229	14,513
Class I	21,165	179,476	194,013
Class R2	23,550	2,074	1,420
Class R5	—	4,022	2,437
Class R6	1,443,062	2,168,007	2,207,453

Total	$1,494,850	$2,667,454	$2,535,256

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	388	20,636	6,049
Class C	57	810	773
Class I	1,281	12,039	10,038
Class R2	1,508	143	75
Class R5	—	269	126
Class R6	88,761	145,136	114,275

Net Asset Value (a):
Class A — Redemption price per share	$15.86	$14.67	$19.08
Class C — Offering price per share (b)	16.13	13.86	18.79
Class I — Offering and redemption price per share	16.52	14.91	19.33
Class R2 — Offering and redemption price per share	15.62	14.55	18.92
Class R5 — Offering and redemption price per share	—	14.98	19.31
Class R6 — Offering and redemption price per share	16.26	14.94	19.32
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$16.74	$15.48	$20.14

Cost of investments in non-affiliates	$1,518,438	$2,202,688	$2,469,881
Cost of investments in affiliates	28,749	28,678	32,695
Cost of foreign currency	1,250	240	—
Investment securities on loan, at value (See Note 2.C.)	72,637	104,180	139,159
Cost of investment of cash collateral (See Note 2.C.)	76,371	111,540	149,023

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	63

STATEMENTS OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2020 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan International Hedged Equity Fund		JPMorgan International Research Enhanced Equity Fund	JPMorgan International Value Fund
ASSETS:
Investments in non-affiliates, at value	$99,491		$4,094,565	$265,194
Investments in affiliates, at value	854		138,332	4,976
Investment of cash collateral received from securities loaned, at value (See Note 2.C.)	—		305,344	3,129
Options purchased, at value	637		—	—
Cash	528		50	50
Foreign currency, at value	56		4,837	197
Deposits at broker for futures contracts	467		11,949	735
Deposits at broker for options contracts	236		—	—
Receivables:
Due from custodian	—		—	286
Investment securities sold	5,170		132,979	27
Fund shares sold	104		4,880	404
Dividends from non-affiliates	408		16,964	1,875
Dividends from affiliates	1		76	4
Tax reclaims	177		11,735	2,566
Securities lending income (See Note 2.C.)	—		52	6
Variation margin on futures contracts	38		2,257	—
Due from adviser	10		—	—

Total Assets	108,177		4,724,020	279,449

LIABILITIES:
Payables:
Investment securities purchased	2,751		112,060	676
Collateral received on securities loaned (See Note 2.C.)	—		305,344	3,129
Fund shares redeemed	7		1,540	394
Variation margin on futures contracts	—		—	20
Outstanding options written, at fair value	9,881		—	—
Accrued liabilities:
Investment advisory fees	—		548	91
Administration fees	—		184	—
Distribution fees	—	(a)	38	29
Service fees	20		28	27
Custodian and accounting fees	40		278	57
Trustees’ and Chief Compliance Officer’s fees	—		—	—	(a)
Other	11		290	336

Total Liabilities	12,710		420,310	4,759

Net Assets	$95,467		$4,303,710	$274,690

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

	JPMorgan International Hedged Equity Fund	JPMorgan International Research Enhanced Equity Fund	JPMorgan International Value Fund
NET ASSETS:
Paid-in-Capital	$103,536	$5,086,460	$413,510
Total distributable earnings (loss)	(8,069)	(782,750)	(138,820)

Total Net Assets	$95,467	$4,303,710	$274,690

Net Assets:
Class A	$794	$192,355	$130,147
Class C	116	—	5,446
Class I	94,519	208,853	28,328
Class L	—	—	17,257
Class R2	—	—	390
Class R5	19	—	75
Class R6	19	3,902,502	93,047

Total	$95,467	$4,303,710	$274,690

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	57	12,995	14,424
Class C	8	—	623
Class I	6,724	13,940	3,060
Class L	—	—	1,876
Class R2	—	—	44
Class R5	1	—	8
Class R6	1	261,479	10,159

Net Asset Value (a):
Class A — Redemption price per share	$14.02	$14.80	$9.02
Class C — Offering price per share (b)	13.99	—	8.74
Class I — Offering and redemption price per share	14.06	14.98	9.26
Class L — Offering and redemption price per share	—	—	9.20
Class R2 — Offering and redemption price per share	—	—	8.88
Class R5 — Offering and redemption price per share	14.08	—	9.14
Class R6 — Offering and redemption price per share	14.08	14.92	9.16
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$14.80	$15.62	$9.52

Cost of investments in non-affiliates	$104,403	$4,399,744	$343,026
Cost of investments in affiliates	854	138,217	4,972
Cost of options purchased	5,959	—	—
Cost of foreign currency	56	4,822	197
Investment securities on loan, at value (See Note 2.C.)	—	282,127	2,936
Cost of investment of cash collateral (See Note 2.C.)	—	305,319	3,129
Premiums received from options written	7,118	—	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	65

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2020 (Unaudited)

(Amounts in thousands)

	JPMorgan Emerging Markets Equity Fund		JPMorgan Emerging Markets Research Enhanced Equity Fund	JPMorgan Europe Dynamic Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$6		$17	$4
Interest income from affiliates	3		4	—
Dividend income from non-affiliates	43,444		21,417	5,980
Dividend income from affiliates	1,173		390	106
Non-cash dividend income from non-affiliates	—		—	278
Income from securities lending (net) (See Note 2.C.)	90		104	18
Foreign taxes withheld (net)	(3,265)		(1,792)	(881)

Total investment income	41,451		20,140	5,505

EXPENSES:
Investment advisory fees	24,467		3,038	1,501
Administration fees	2,699		911	188
Distribution fees:
Class A	715		—	111
Class C	226		—	63
Class R2	—	(a)	—	—
Class R3	4		—	—
Service fees:
Class A	715		—	111
Class C	75		—	21
Class I	2,662		— (a)	95
Class L	530		—	30
Class R2	—	(a)	—	—
Class R3	4		—	—
Class R4	2		—	—
Class R5	21		—	—
Custodian and accounting fees	2,188		287	48
Interest expense to affiliates	6		8	2
Professional fees	84		46	56
Trustees’ and Chief Compliance Officer’s fees	27		16	13
Printing and mailing costs	193		7	15
Registration and filing fees	154		118	43
Transfer agency fees (See Note 2.J.)	166		3	15
Offering costs (See Note 2.H.)	—		5	—
Other	41		17	10

Total expenses	34,979		4,456	2,322

Less fees waived	(2,338)		(261)	(34)
Less expense reimbursements	(93)		(5)	—

Net expenses	32,548		4,190	2,288

Net investment income (loss)	8,903		15,950	3,217

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(58,837	)(b)	(95,298)	(32,466)
Investments in affiliates	(59)		(3)	15
Futures contracts	—		2,657	2,810
Foreign currency transactions	594		(1,159)	122

Net realized gain (loss)	(58,302)		(93,803)	(29,519)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(806,995	)(c)	(267,850)	(59,429)
Investments in affiliates	137		21	12
Futures contracts	—		2,062	301
Foreign currency translations	(261)		(88)	(8)

Change in net unrealized appreciation/depreciation	(807,119)		(265,855)	(59,124)

Net realized/unrealized gains (losses)	(865,421)		(359,658)	(88,643)

Change in net assets resulting from operations	$(856,518)		$(343,708)	$(85,426)

(a)	Amount rounds to less than one thousand.
(b)	Net of foreign capital gains tax of approximately $(145,000) for JPMorgan Emerging Markets Equity Fund.
(c)	Net of change in foreign capital gains tax of approximately $19,418,000 for JPMorgan Emerging Markets Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

	JPMorgan International Advantage Fund	JPMorgan International Equity Fund	JPMorgan International Focus Fund (formerly known as JPMorgan International Unconstrained Equity Fund)
INVESTMENT INCOME:
Interest income from non-affiliates	$21	$3	$— (a)
Interest income from affiliates	—	—	5
Dividend income from non-affiliates	26,357	34,007	24,951
Dividend income from affiliates	311	370	343
Income from securities lending (net) (See Note 2.C.)	75	96	87
Foreign taxes withheld (net)	(2,203)	(2,825)	(1,762)

Total investment income	24,561	31,651	23,624

EXPENSES:
Investment advisory fees	4,613	7,251	8,080
Administration fees	692	1,088	1,010
Distribution fees:
Class A	155	400	150
Class C	5	49	66
Class R2	70	5	3
Service fees:
Class A	155	400	150
Class C	2	16	22
Class I	93	243	249
Class R2	35	3	2
Class R5	—	2	1
Custodian and accounting fees	222	262	100
Interest expense to affiliates	23	13	29
Professional fees	70	69	50
Trustees’ and Chief Compliance Officer’s fees	17	20	17
Printing and mailing costs	8	29	21
Registration and filing fees	45	54	72
Transfer agency fees (See Note 2.J.)	45	38	22
Other	30	29	20

Total expenses	6,280	9,971	10,064

Less fees waived	(1,214)	(1,769)	(2,113)
Less expense reimbursements	— (a)	(1)	(7)

Net expenses	5,066	8,201	7,944

Net investment income (loss)	19,495	23,450	15,680

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(91,235)	(70,225)	(167,850)
Investments in affiliates	(48)	(29)	18
Futures contracts	(5,042)	—	—
Foreign currency transactions	471	(42)	(1,503)

Net realized gain (loss)	(95,854)	(70,296)	(169,335)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(253,979)	(337,081)	(121,074)
Investments in affiliates	24	20	47
Futures contracts	(1,426)	—	—
Foreign currency translations	66	168	119

Change in net unrealized appreciation/depreciation	(255,315)	(336,893)	(120,908)

Net realized/unrealized gains (losses)	(351,169)	(407,189)	(290,243)

Change in net assets resulting from operations	$(331,674)	$(383,739)	$(274,563)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	67

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2020 (Unaudited) (continued)

(Amounts in thousands)

	JPMorgan International Hedged Equity Fund	JPMorgan International Research Enhanced Equity Fund	JPMorgan International Value Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$1	$39	$3
Interest income from affiliates	— (a)	— (a)	—
Dividend income from non-affiliates	1,397	68,634	6,519
Dividend income from affiliates	20	1,357	63
Income from securities lending (net) (See Note 2.C.)	—	136	35
Foreign taxes withheld (net)	(131)	(7,045)	(725)

Total investment income	1,287	63,121	5,895

EXPENSES:
Investment advisory fees	109	4,807	956
Administration fees	33	1,803	130
Distribution fees:
Class A	1	248	203
Class C	— (a)	—	29
Class R2	—	—	1
Service fees:
Class A	1	248	203
Class C	— (a)	—	9
Class I	108	277	51
Class L	—	—	13
Class R2	—	—	1
Class R5	— (a)	—	— (a)
Custodian and accounting fees	47	344	57
Interest expense to affiliates	3	13	2
Professional fees	55	96	54
Trustees’ and Chief Compliance Officer’s fees	12	21	13
Printing and mailing costs	1	123	17
Registration and filing fees	35	7	48
Transfer agency fees (See Note 2.J.)	1	47	10
Offering costs (See Note 2.H.)	39	—	—
Other	6	75	5

Total expenses	451	8,109	1,802

Less fees waived	(131)	(1,788)	(393)
Less expense reimbursements	(56)	—	— (a)

Net expenses	264	6,321	1,409

Net investment income (loss)	1,023	56,800	4,486

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(6,903)	(264,291)	(16,043)
Investments in affiliates	—	(55)	2
Options purchased	23,651	—	—
Futures contracts	(760)	(32,296)	(1,685)
Foreign currency transactions	(21)	(1,379)	(83)
Options written	(12,085)	—	—

Net realized gain (loss)	3,882	(298,021)	(17,809)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(6,452)	(525,910)	(72,619)
Investments in affiliates	—	122	3
Options purchased	(4,937)	—	—
Futures contracts	252	9,940	453
Foreign currency translations	10	559	16
Options written	(2,683)	—	—

Change in net unrealized appreciation/depreciation	(13,810)	(515,289)	(72,147)

Net realized/unrealized gains (losses)	(9,928)	(813,310)	(89,956)

Change in net assets resulting from operations	$(8,905)	$(756,510)	$(85,470)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Emerging Markets Equity Fund		JPMorgan Emerging Markets Research Enhanced Equity Fund
	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six Months Ended April 30, 2020 (Unaudited)	Period Ended October 31, 2019 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$8,903	$55,860	$15,950	$11,213
Net realized gain (loss)	(58,302)	(2,141)	(93,803)	2,423
Change in net unrealized appreciation/depreciation	(807,119)	1,186,420	(265,855)	40,909

Change in net assets resulting from operations	(856,518)	1,240,139	(343,708)	54,545

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(3,084)	(1,554)	—	—
Class C	(79)	(59)	—	—
Class I (b)	(15,303)	(6,646)	— (c)	—
Class L	(8,491)	(4,471)	—	—
Class R2	(1)	(1)	—	—
Class R3	(21)	(1)	—	—
Class R4	(11)	(11)	—	—
Class R5	(349)	(296)	—	—
Class R6	(29,101)	(30,900)	(24,046)	(26)

Total distributions to shareholders	(56,440)	(43,939)	(24,046)	(26)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	2,385,042	516,272	660,085	2,036,055

NET ASSETS:
Change in net assets	1,472,084	1,712,472	292,331	2,090,574
Beginning of period	6,313,677	4,601,205	2,090,574	—

End of period	$7,785,761	$6,313,677	$2,382,905	$2,090,574

(a)	Commencement of operations was December 11, 2018.
(b)	Commencement of offering of class of shares effective January 30, 2019 for JPMorgan Emerging Markets Research Enhanced Equity Fund.
(c)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	69

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Europe Dynamic Fund		JPMorgan International Advantage Fund
	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,217	$16,941	$19,495	$104,540
Net realized gain (loss)	(29,519)	(56,539)	(95,854)	(246,836)
Change in net unrealized appreciation/depreciation	(59,124)	83,325	(255,315)	254,655

Change in net assets resulting from operations	(85,426)	43,727	(331,674)	112,359

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(2,780)	(2,841)	(8,620)	(3,427)
Class C	(497)	(583)	(54)	(25)
Class I	(2,605)	(3,245)	(5,381)	(1,458)
Class L	(2,069)	(2,456)	—	—
Class R2	—	—	(1,467)	(638)
Class R6	(8,878)	(7,813)	(92,520)	(82,457)

Total distributions to shareholders	(16,829)	(16,938)	(108,042)	(88,005)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(22,535)	(169,891)	123,217	(1,616,261)

NET ASSETS:
Change in net assets	(124,790)	(143,102)	(316,499)	(1,591,907)
Beginning of period	542,245	685,347	1,811,349	3,403,256

End of period	$417,455	$542,245	$1,494,850	$1,811,349

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

	JPMorgan International Equity Fund		JPMorgan International Focus Fund (formerly known as JPMorgan International Unconstrained Equity Fund)
	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$23,450	$101,506	$15,680	$8,884
Net realized gain (loss)	(70,296)	(46,740)	(169,335)	(22,506)
Change in net unrealized appreciation/depreciation	(336,893)	522,611	(120,908)	157,799

Change in net assets resulting from operations	(383,739)	577,377	(274,563)	144,177

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(9,505)	(8,158)	(46)	(1,618)
Class C	(344)	(520)	—	(296)
Class I	(6,207)	(5,904)	(431)	(3,745)
Class R2	(65)	(56)	—	(15)
Class R5	(124)	(691)	(9)	(72)
Class R6	(80,146)	(140,365)	(10,047)	(4,394)

Total distributions to shareholders	(96,391)	(155,694)	(10,533)	(10,140)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	150,578	(1,693,771)	220,711	1,990,374

NET ASSETS:
Change in net assets	(329,552)	(1,272,088)	(64,385)	2,124,411
Beginning of period	2,997,006	4,269,094	2,599,641	475,230

End of period	$2,667,454	$2,997,006	$2,535,256	$2,599,641

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	71

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan International Hedged Equity Fund		JPMorgan International Research Enhanced Equity Fund
	Six Months Ended April 30, 2020 (Unaudited)	Period Ended October 31, 2019 (a)	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,023	$1,122	$56,800	$151,040
Net realized gain (loss)	3,882	10	(298,021)	(161,154)
Change in net unrealized appreciation/depreciation	(13,810)	1,073	(515,289)	483,831

Change in net assets resulting from operations	(8,905)	2,205	(756,510)	473,717

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(5)	—	(5,482)	(6,271)
Class C	(1)	—	—	—
Class I	(1,362)	—	(6,829)	(5,060)
Class R5	— (b)	—	—	—
Class R6	(1)	—	(143,050)	(149,729)

Total distributions to shareholders	(1,369)	—	(155,361)	(161,060)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	45,499	58,037	381,107	(178,801)

NET ASSETS:
Change in net assets	35,225	60,242	(530,764)	133,856
Beginning of period	60,242	—	4,834,474	4,700,618

End of period	$95,467	$60,242	$4,303,710	$4,834,474

(a)	Commencement of operations was March 15, 2019.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

	JPMorgan International Value Fund
	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,486	$16,269
Net realized gain (loss)	(17,809)	(46,232)
Change in net unrealized appreciation/depreciation	(72,147)	36,164

Change in net assets resulting from operations	(85,470)	6,201

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(7,133)	(7,451)
Class C	(299)	(419)
Class I	(1,823)	(2,481)
Class L	(1,237)	(2,611)
Class R2	(21)	(40)
Class R5	(4)	(3)
Class R6	(5,532)	(5,309)

Total distributions to shareholders	(16,049)	(18,314)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(17,063)	(116,184)

NET ASSETS:
Change in net assets	(118,582)	(128,297)
Beginning of period	393,272	521,569

End of period	$274,690	$393,272

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	73

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Emerging Markets Equity Fund		JPMorgan Emerging Markets Research Enhanced Equity Fund
	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six Months Ended April 30, 2020 (Unaudited)	Period Ended October 31, 2019 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$237,869	$312,341	$—	$—
Distributions reinvested	3,026	1,529	—	—
Cost of shares redeemed	(153,385)	(252,175)	—	—

Change in net assets resulting from Class A capital transactions	$87,510	$61,695	$—	$—

Class C
Proceeds from shares issued	$16,153	$19,144	$—	$—
Distributions reinvested	76	58	—	—
Cost of shares redeemed	(10,577)	(17,205)	—	—

Change in net assets resulting from Class C capital transactions	$5,652	$1,997	$—	$—

Class I (b)
Proceeds from shares issued	$1,606,660	$1,177,539	$8	$12,188
Distributions reinvested	13,741	5,945	— (c)	—
Cost of shares redeemed	(614,642)	(465,628)	(3)	(11,910)

Change in net assets resulting from Class I capital transactions	$1,005,759	$717,856	$5	$278

Class L
Proceeds from shares issued	$571,163	$534,452	$—	$—
Distributions reinvested	8,347	3,845	—	—
Cost of shares redeemed	(226,907)	(228,859)	—	—

Change in net assets resulting from Class L capital transactions	$352,603	$309,438	$—	$—

Class R2
Proceeds from shares issued	$117	$51	$—	$—
Distributions reinvested	1	1	—	—
Cost of shares redeemed	(26)	(26)	—	—

Change in net assets resulting from Class R2 capital transactions	$92	$26	$—	$—

Class R3
Proceeds from shares issued	$2,020	$2,108	$—	$—
Distributions reinvested	21	1	—	—
Cost of shares redeemed	(521)	(478)	—	—

Change in net assets resulting from Class R3 capital transactions	$1,520	$1,631	$—	$—

Class R4
Proceeds from shares issued	$1,087	$1,602	$—	$—
Distributions reinvested	11	11	—	—
Cost of shares redeemed	(243)	(608)	—	—

Change in net assets resulting from Class R4 capital transactions	$855	$1,005	$—	$—

Class R5
Proceeds from shares issued	$10,691	$42,685	$—	$—
Distributions reinvested	349	296	—	—
Cost of shares redeemed	(7,875)	(9,680)	—	—

Change in net assets resulting from Class R5 capital transactions	$3,165	$33,301	$—	$—

Class R6
Proceeds from shares issued	$1,233,624	$1,266,740	$821,949	$2,052,510
Distributions reinvested	28,461	30,363	24,046	26
Cost of shares redeemed	(334,199)	(1,907,780)	(185,915)	(16,759)

Change in net assets resulting from Class R6 capital transactions	$927,886	$(610,677)	$660,080	$2,035,777

Total change in net assets resulting from capital transactions	$2,385,042	$516,272	$660,085	$2,036,055

(a)	Commencement of operations was December 11, 2018.
(b)	Commencement of offering of class of shares effective January 30, 2019 for JPMorgan Emerging Markets Research Enhanced Equity Fund.
(c)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

	JPMorgan Emerging Markets Equity Fund		JPMorgan Emerging Markets Research Enhanced Equity Fund
	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six Months Ended April 30, 2020 (Unaudited)		Period Ended October 31, 2019 (a)
SHARE TRANSACTIONS:
Class A
Issued	7,867	11,352	—		—
Reinvested	95	64	—		—
Redeemed	(5,439)	(9,475)	—		—

Change in Class A Shares	2,523	1,941	—		—

Class C
Issued	544	712	—		—
Reinvested	2	3	—		—
Redeemed	(394)	(650)	—		—

Change in Class C Shares	152	65	—		—

Class I (b)
Issued	54,439	41,001	1		744
Reinvested	423	243	—	(c)	—
Redeemed	(21,567)	(16,821)	—	(c)	(744)

Change in Class I Shares	33,295	24,423	1		— (c)

Class L
Issued	19,333	18,682	—		—
Reinvested	255	156	—		—
Redeemed	(8,024)	(8,295)	—		—

Change in Class L Shares	11,564	10,543	—		—

Class R2
Issued	4	2	—		—
Reinvested	— (c)	— (c)	—		—
Redeemed	(1)	(1)	—		—

Change in Class R2 Shares	3	1	—		—

Class R3
Issued	71	75	—		—
Reinvested	1	— (c)	—		—
Redeemed	(18)	(17)	—		—

Change in Class R3 Shares	54	58	—		—

Class R4
Issued	36	62	—		—
Reinvested	— (c)	— (c)	—		—
Redeemed	(8)	(21)	—		—

Change in Class R4 Shares	28	41	—		—

Class R5
Issued	366	1,616	—		—
Reinvested	11	12	—		—
Redeemed	(257)	(344)	—		—

Change in Class R5 Shares	120	1,284	—		—

Class R6
Issued	40,965	43,818	47,861		125,486
Reinvested	871	1,233	1,356		2
Redeemed	(11,337)	(66,518)	(11,415)		(1,027)

Change in Class R6 Shares	30,499	(21,467)	37,802		124,461

(a)	Commencement of operations was December 11, 2018.
(b)	Commencement of offering of class of shares effective January 30, 2019 for JPMorgan Emerging Markets Research Enhanced Equity Fund.
(c)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	75

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Europe Dynamic Fund		JPMorgan International Advantage Fund
	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,788	$5,583	$54,404	$38,451
Distributions reinvested	2,695	2,751	8,609	3,422
Cost of shares redeemed	(14,953)	(39,739)	(174,742)	(45,280)

Change in net assets resulting from Class A capital transactions	$(10,470)	$(31,405)	$(111,729)	$(3,407)

Class C
Proceeds from shares issued	$126	$246	$114	$175
Distributions reinvested	476	552	54	25
Cost of shares redeemed	(4,283)	(12,991)	(193)	(662)

Change in net assets resulting from Class C capital transactions	$(3,681)	$(12,193)	$(25)	$(462)

Class I
Proceeds from shares issued	$3,354	$10,005	$45,514	$19,041
Distributions reinvested	2,443	3,023	5,375	1,457
Cost of shares redeemed	(20,510)	(69,458)	(71,431)	(15,652)

Change in net assets resulting from Class I capital transactions	$(14,713)	$(56,430)	$(20,542)	$4,846

Class L
Proceeds from shares issued	$6,671	$13,398	$—	$—
Distributions reinvested	2,057	2,405	—	—
Cost of shares redeemed	(11,049)	(346,212)	—	—

Change in net assets resulting from Class L capital transactions	$(2,321)	$(330,409)	$—	$—

Class R2
Proceeds from shares issued	$—	$—	$3,208	$6,565
Distributions reinvested	—	—	1,448	631
Cost of shares redeemed	—	—	(5,799)	(8,605)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$(1,143)	$(1,409)

Class R6
Proceeds from shares issued	$4,849	$294,863	$213,209	$108,992
Distributions reinvested	8,878	7,813	92,498	82,457
Cost of shares redeemed	(5,077)	(42,130)	(49,051)	(1,807,278)

Change in net assets resulting from Class R6 capital transactions	$8,650	$260,546	$256,656	$(1,615,829)

Total change in net assets resulting from capital transactions	$(22,535)	$(169,891)	$123,217	$(1,616,261)

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

	JPMorgan Europe Dynamic Fund		JPMorgan International Advantage Fund
	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
SHARE TRANSACTIONS:
Class A
Issued	76	248	2,723	2,015
Reinvested	110	131	438	193
Redeemed	(697)	(1,745)	(10,625)	(2,379)

Change in Class A Shares	(511)	(1,366)	(7,464)	(171)

Class C
Issued	7	12	6	8
Reinvested	22	30	3	2
Redeemed	(217)	(646)	(12)	(34)

Change in Class C Shares	(188)	(604)	(3)	(24)

Class I
Issued	142	440	2,179	962
Reinvested	97	141	262	79
Redeemed	(920)	(3,038)	(4,402)	(792)

Change in Class I Shares	(681)	(2,457)	(1,961)	249

Class L
Issued	315	577	—	—
Reinvested	81	111	—	—
Redeemed	(516)	(14,510)	—	—

Change in Class L Shares	(120)	(13,822)	—	—

Class R2
Issued	—	—	181	348
Reinvested	—	—	75	36
Redeemed	—	—	(323)	(455)

Change in Class R2 Shares	—	—	(67)	(71)

Class R6
Issued	263	12,295	10,435	5,671
Reinvested	352	363	4,595	4,558
Redeemed	(221)	(1,764)	(2,541)	(91,586)

Change in Class R6 Shares	394	10,894	12,489	(81,357)

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	77

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan International Equity Fund		JPMorgan International Focus Fund (formerly known as JPMorgan International Unconstrained Equity Fund)
	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$97,651	$125,560	$27,186	$47,607
Distributions reinvested	9,447	8,068	45	1,609
Cost of shares redeemed	(78,545)	(76,633)	(13,197)	(32,948)

Change in net assets resulting from Class A capital transactions	$28,553	$56,995	$14,034	$16,268

Class C
Proceeds from shares issued	$813	$2,176	$1,451	$2,738
Distributions reinvested	324	495	—	294
Cost of shares redeemed	(2,392)	(8,733)	(3,465)	(10,067)

Change in net assets resulting from Class C capital transactions	$(1,255)	$(6,062)	$(2,014)	$(7,035)

Class I
Proceeds from shares issued	$79,743	$77,428	$86,854	$86,285
Distributions reinvested	6,146	5,819	416	3,656
Cost of shares redeemed	(64,032)	(90,398)	(46,662)	(125,224)

Change in net assets resulting from Class I capital transactions	$21,857	$(7,151)	$40,608	$(35,283)

Class R2
Proceeds from shares issued	$1,156	$1,194	$743	$494
Distributions reinvested	59	29	—	15
Cost of shares redeemed	(838)	(1,136)	(212)	(377)

Change in net assets resulting from Class R2 capital transactions	$377	$87	$531	$132

Class R5
Proceeds from shares issued	$1,096	$744	$350	$603
Distributions reinvested	123	691	9	72
Cost of shares redeemed	(274)	(18,958)	(750)	(1,414)

Change in net assets resulting from Class R5 capital transactions	$945	$(17,523)	$(391)	$(739)

Class R6
Proceeds from shares issued	$230,222	$458,174	$254,951	$2,126,631
Distributions reinvested	80,145	140,364	10,047	4,394
Cost of shares redeemed	(210,266)	(2,318,655)	(97,055)	(113,994)

Change in net assets resulting from Class R6 capital transactions	$100,101	$(1,720,117)	$167,943	$2,017,031

Total change in net assets resulting from capital transactions	$150,578	$(1,693,771)	$220,711	$1,990,374

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

	JPMorgan International Equity Fund		JPMorgan International Focus Fund (formerly known as JPMorgan International Unconstrained Equity Fund)
	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
SHARE TRANSACTIONS:
Class A
Issued	6,055	7,833	1,299	2,430
Reinvested	541	554	2	93
Redeemed	(4,967)	(4,832)	(673)	(1,724)

Change in Class A Shares	1,629	3,555	628	799

Class C
Issued	56	147	70	141
Reinvested	20	36	—	17
Redeemed	(159)	(577)	(181)	(527)

Change in Class C Shares	(83)	(394)	(111)	(369)

Class I
Issued	4,845	4,793	4,107	4,374
Reinvested	346	394	18	209
Redeemed	(4,019)	(5,690)	(2,381)	(6,516)

Change in Class I Shares	1,172	(503)	1,744	(1,933)

Class R2
Issued	69	74	36	25
Reinvested	3	2	—	1
Redeemed	(51)	(73)	(11)	(19)

Change in Class R2 Shares	21	3	25	7

Class R5
Issued	64	45	16	30
Reinvested	7	47	1	4
Redeemed	(17)	(1,108)	(35)	(71)

Change in Class R5 Shares	54	(1,016)	(18)	(37)

Class R6
Issued	14,062	27,715	11,919	102,465
Reinvested	4,510	9,522	444	252
Redeemed	(12,969)	(137,801)	(4,663)	(5,610)

Change in Class R6 Shares	5,603	(100,564)	7,700	97,107

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	79

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan International Hedged Equity Fund			JPMorgan International Research Enhanced Equity Fund
	Six Months Ended April 30, 2020 (Unaudited)		Period Ended October 31, 2019 (a)	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$605		$321	$77,723	$51,799
Distributions reinvested	5		—	5,420	6,196
Cost of shares redeemed	(90)		—	(70,651)	(62,547)

Change in net assets resulting from Class A capital transactions	$520		$321	$12,492	$(4,552)

Class C
Proceeds from shares issued	$7		$118	$—	$—
Distributions reinvested	1		—	—	—
Cost of shares redeemed	—		—	—	—

Change in net assets resulting from Class C capital transactions	$8		$118	$—	$—

Class I
Proceeds from shares issued	$62,691		$57,561	$125,017	$82,525
Distributions reinvested	1,362		—	6,822	5,050
Cost of shares redeemed	(19,083)		(3)	(64,919)	(66,489)

Change in net assets resulting from Class I capital transactions	$44,970		$57,558	$66,920	$21,086

Class R5
Proceeds from shares issued	$—		$20	$—	$—
Distributions reinvested	—	(b)	—	—	—
Cost of shares redeemed	—		—	—	—

Change in net assets resulting from Class R5 capital transactions	$—	(b)	$20	$—	$—

Class R6
Proceeds from shares issued	$—		$20	$496,013	$567,656
Distributions reinvested	1		—	143,050	149,727
Cost of shares redeemed	—		—	(337,368)	(912,718)

Change in net assets resulting from Class R6 capital transactions	$1		$20	$301,695	$(195,335)

Total change in net assets resulting from capital transactions	$45,499		$58,037	$381,107	$(178,801)

(a)	Commencement of operations was March 15, 2019.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

	JPMorgan International Hedged Equity Fund				JPMorgan International Research Enhanced Equity Fund
	Six Months Ended April 30, 2020 (Unaudited)		Period Ended October 31, 2019 (a)		Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
SHARE TRANSACTIONS:
Class A
Issued	42		21		5,057	3,097
Reinvested	—	(b)	—		298	402
Redeemed	(6)		—		(4,254)	(3,722)

Change in Class A Shares	36		21		1,101	(223)

Class C
Issued	—	(b)	8		—	—
Reinvested	—	(b)	—		—	—
Redeemed	—		—		—	—

Change in Class C Shares	—	(b)	8		—	—

Class I
Issued	4,184		3,829		7,579	4,837
Reinvested	87		—		371	324
Redeemed	(1,376)		—	(b)	(4,230)	(3,915)

Change in Class I Shares	2,895		3,829		3,720	1,246

Class R5
Issued	—		1		—	—
Reinvested	—	(b)	—		—	—
Redeemed	—		—		—	—

Change in Class R5 Shares	—	(b)	1		—	—

Class R6
Issued	—		1		28,737	32,819
Reinvested	—	(b)	—		7,817	9,647
Redeemed	—		—		(20,055)	(53,561)

Change in Class R6 Shares	—	(b)	1		16,499	(11,095)

(a)	Commencement of operations was March 15, 2019.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	81

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan International Value Fund
	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$14,333	$27,178
Distributions reinvested	7,043	7,349
Cost of shares redeemed	(25,014)	(90,605)

Change in net assets resulting from Class A capital transactions	$(3,638)	$(56,078)

Class C
Proceeds from shares issued	$143	$419
Distributions reinvested	270	378
Cost of shares redeemed	(2,233)	(5,138)

Change in net assets resulting from Class C capital transactions	$(1,820)	$(4,341)

Class I
Proceeds from shares issued	$4,179	$8,440
Distributions reinvested	1,679	2,109
Cost of shares redeemed	(10,546)	(29,305)

Change in net assets resulting from Class I capital transactions	$(4,688)	$(18,756)

Class L
Proceeds from shares issued	$1,004	$2,046
Distributions reinvested	569	762
Cost of shares redeemed	(7,149)	(42,881)

Change in net assets resulting from Class L capital transactions	$(5,576)	$(40,073)

Class R2
Proceeds from shares issued	$74	$312
Distributions reinvested	17	15
Cost of shares redeemed	(242)	(590)

Change in net assets resulting from Class R2 capital transactions	$(151)	$(263)

Class R5
Proceeds from shares issued	$17	$16
Distributions reinvested	4	3
Cost of shares redeemed	(8)	— (a)

Change in net assets resulting from Class R5 capital transactions	$13	$19

Class R6
Proceeds from shares issued	$20,767	$40,286
Distributions reinvested	5,075	4,629
Cost of shares redeemed	(27,045)	(41,607)

Change in net assets resulting from Class R6 capital transactions	$(1,203)	$3,308

Total change in net assets resulting from capital transactions	$(17,063)	$(116,184)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

	JPMorgan International Value Fund
	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
SHARE TRANSACTIONS:
Class A
Issued	1,326	2,279
Reinvested	572	663
Redeemed	(2,320)	(7,568)

Change in Class A Shares	(422)	(4,626)

Class C
Issued	12	37
Reinvested	23	35
Redeemed	(204)	(449)

Change in Class C Shares	(169)	(377)

Class I
Issued	353	695
Reinvested	133	186
Redeemed	(1,055)	(2,449)

Change in Class I Shares	(569)	(1,568)

Class L
Issued	90	184
Reinvested	45	67
Redeemed	(686)	(3,624)

Change in Class L Shares	(551)	(3,373)

Class R2
Issued	8	27
Reinvested	1	1
Redeemed	(25)	(52)

Change in Class R2 Shares	(16)	(24)

Class R5
Issued	2	2
Reinvested	— (a)	— (a)
Redeemed	(1)	— (a)

Change in Class R5 Shares	1	2

Class R6
Issued	1,975	3,351
Reinvested	407	412
Redeemed	(2,353)	(3,438)

Change in Class R6 Shares	29	325

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	83

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Emerging Markets Equity Fund
Class A
Six Months Ended April 30, 2020 (Unaudited)	$30.07	$(0.01)	$(3.05)	$(3.06)	$(0.17)
Year Ended October 31, 2019	23.84	0.19	6.16	6.35	(0.12)
Year Ended October 31, 2018	27.58	0.14	(3.84)	(3.70)	(0.04)
Year Ended October 31, 2017	21.79	0.09	5.80	5.89	(0.10)
Year Ended October 31, 2016	19.53	0.09	2.28	2.37	(0.11)
Year Ended October 31, 2015	23.72	0.12 (f)	(4.12)	(4.00)	(0.19)

Class C
Six Months Ended April 30, 2020 (Unaudited)	29.07	(0.08)	(2.96)	(3.04)	(0.04)
Year Ended October 31, 2019	23.08	0.04	5.98	6.02	(0.03)
Year Ended October 31, 2018	26.80	0.02	(3.74)	(3.72)	— (g)
Year Ended October 31, 2017	21.18	(0.04)	5.67	5.63	(0.01)
Year Ended October 31, 2016	18.96	(0.01)	2.23	2.22	—
Year Ended October 31, 2015	23.03	0.03 (f)	(4.02)	(3.99)	(0.08)

Class I
Six Months Ended April 30, 2020 (Unaudited)	30.79	0.03	(3.11)	(3.08)	(0.25)
Year Ended October 31, 2019	24.45	0.27	6.29	6.56	(0.22)
Year Ended October 31, 2018	28.29	0.24	(3.96)	(3.72)	(0.12)
Year Ended October 31, 2017	22.33	0.16	5.94	6.10	(0.14)
Year Ended October 31, 2016	19.98	0.13	2.35	2.48	(0.13)
Year Ended October 31, 2015	24.24	0.19 (f)	(4.21)	(4.02)	(0.24)

Class L
Six Months Ended April 30, 2020 (Unaudited)	31.03	0.04	(3.12)	(3.08)	(0.27)
Year Ended October 31, 2019	24.63	0.29	6.35	6.64	(0.24)
Year Ended October 31, 2018	28.49	0.26	(3.99)	(3.73)	(0.13)
Year Ended October 31, 2017	22.49	0.21	5.96	6.17	(0.17)
Year Ended October 31, 2016	20.15	0.17	2.35	2.52	(0.18)
Year Ended October 31, 2015	24.42	0.23 (f)	(4.26)	(4.03)	(0.24)

Class R2
Six Months Ended April 30, 2020 (Unaudited)	29.78	(0.05)	(3.02)	(3.07)	(0.11)
Year Ended October 31, 2019	23.73	0.08	6.13	6.21	(0.16)
Year Ended October 31, 2018	27.57	0.07	(3.83)	(3.76)	(0.08)
July 31, 2017 (h) through October 31, 2017	26.40	(0.01)	1.18	1.17	—

Class R3
Six Months Ended April 30, 2020 (Unaudited)	29.96	(0.02)	(3.02)	(3.04)	(0.21)
Year Ended October 31, 2019	23.78	0.25	6.06	6.31	(0.13)
Year Ended October 31, 2018	27.59	0.22	(3.92)	(3.70)	(0.11)
July 31, 2017 (h) through October 31, 2017	26.40	0.01	1.18	1.19	—

Class R4
Six Months Ended April 30, 2020 (Unaudited)	30.68	0.02	(3.11)	(3.09)	(0.22)
Year Ended October 31, 2019	24.42	0.27	6.25	6.52	(0.26)
Year Ended October 31, 2018	28.28	0.18	(3.91)	(3.73)	(0.13)
July 31, 2017 (h) through October 31, 2017	27.05	0.02	1.21	1.23	—

Class R5
Six Months Ended April 30, 2020 (Unaudited)	30.96	0.04	(3.12)	(3.08)	(0.26)
Year Ended October 31, 2019	24.60	0.31	6.31	6.62	(0.26)
Year Ended October 31, 2018	28.47	0.39	(4.11)	(3.72)	(0.15)
Year Ended October 31, 2017	22.49	0.15	6.01	6.16	(0.18)
September 9, 2016 (h) through October 31, 2016	22.40	0.01	0.08	0.09	—

Class R6
Six Months Ended April 30, 2020 (Unaudited)	31.00	0.06	(3.13)	(3.07)	(0.29)
Year Ended October 31, 2019	24.60	0.31	6.35	6.66	(0.26)
Year Ended October 31, 2018	28.46	0.29	(3.99)	(3.70)	(0.16)
Year Ended October 31, 2017	22.46	0.21	5.98	6.19	(0.19)
Year Ended October 31, 2016	20.13	0.19	2.35	2.54	(0.21)
Year Ended October 31, 2015	24.44	0.22 (f)	(4.23)	(4.01)	(0.30)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Amount rounds to less than $0.005.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$26.84	(10.26)%	$535,839	1.24%	(0.10)%	1.34%	7%
30.07	26.77	524,357	1.24	0.69	1.47	34
23.84	(13.44)	369,490	1.24	0.51	1.52	13
27.58	27.22	525,451	1.35	0.36	1.58	22
21.79	12.25	411,713	1.44	0.44	1.76	23
19.53	(16.95)	274,710	1.61	0.57 (f)	1.88	35

25.99	(10.48)	54,761	1.74	(0.60)	1.85	7
29.07	26.12	56,830	1.74	0.15	1.98	34
23.08	(13.87)	43,612	1.74	0.06	2.02	13
26.80	26.58	48,497	1.85	(0.15)	2.09	22
21.18	11.71	39,568	1.95	(0.06)	2.26	23
18.96	(17.38)	43,387	2.10	0.13 (f)	2.33	35

27.46	(10.14)	2,453,732	0.99	0.17	1.08	7
30.79	27.04	1,725,882	0.99	0.94	1.21	34
24.45	(13.23)	773,142	0.99	0.84	1.26	13
28.29	27.54	629,451	1.10	0.62	1.30	22
22.33	12.51	301,959	1.20	0.66	1.43	23
19.98	(16.70)	502,729	1.35	0.88 (f)	1.48	35

27.68	(10.07)	1,146,624	0.89	0.27	0.93	7
31.03	27.20	926,781	0.89	1.00	1.06	34
24.63	(13.16)	475,997	0.89	0.91	1.11	13
28.49	27.72	430,860	0.95	0.84	1.14	22
22.49	12.71	390,647	1.04	0.84	1.22	23
20.15	(16.60)	316,635	1.21	1.05 (f)	1.31	35

26.60	(10.37)	210	1.54	(0.37)	1.99	7
29.78	26.35	145	1.54	0.31	2.26	34
23.73	(13.69)	95	1.54	0.26	2.04	13
27.57	4.43	21	1.60	(0.17)	1.80	22

26.71	(10.25)	3,361	1.29	(0.14)	1.35	7
29.96	26.67	2,151	1.29	0.90	1.49	34
23.78	(13.49)	341	1.29	0.81	1.59	13
27.59	4.51	21	1.35	0.08	1.55	22

27.37	(10.17)	1,928	1.04	0.15	1.10	7
30.68	26.98	1,300	1.04	0.94	1.23	34
24.42	(13.25)	26	1.04	0.63	1.62	13
28.28	4.55	21	1.10	0.33	1.30	22

27.62	(10.08)	40,652	0.89	0.25	0.95	7
30.96	27.19	41,872	0.89	1.08	1.08	34
24.60	(13.14)	1,672	0.89	1.37	1.11	13
28.47	27.72	217	0.95	0.58	3.36	22
22.49	0.40	20	0.90	0.28	1.08	23

27.64	(10.05)	3,548,654	0.79	0.37	0.84	7
31.00	27.36	3,034,359	0.79	1.09	0.96	34
24.60	(13.08)	2,936,830	0.79	1.00	1.01	13
28.46	27.87	2,813,349	0.85	0.85	1.01	22
22.46	12.83	1,980,671	0.94	0.96	1.08	23
20.13	(16.54)	1,128,390	1.10	0.99 (f)	1.16	35

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	85

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Emerging Markets Research Enhanced Equity Fund
Class I
Six Months Ended April 30, 2020 (Unaudited)	$16.78	$0.09	$(2.06)	$(1.97)	$—	$(0.04)	$(0.04)
January 30, 2019 (g) through October 31, 2019	16.22	0.31	0.25	0.56	—	—	—

Class R6
Six Months Ended April 30, 2020 (Unaudited)	16.80	0.11	(2.05)	(1.94)	(0.13)	(0.04)	(0.17)
December 11, 2018 (h) through October 31, 2019	15.00	0.42	1.46	1.88	(0.08)	—	(0.08)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(g)	Commencement of offering of class of shares.
(h)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)(f)	Net investment income (loss) (f)	Expenses without waivers and reimbursements (f)	Portfolio turnover rate (c)

$14.77	(11.79)%	$8	0.43%	1.17%	3.50%	22%
16.78	3.45	5	0.44	2.52	0.70	28

14.69	(11.73)	2,382,897	0.35	1.31	0.37	22
16.80	12.60	2,090,569	0.34	2.90	0.46	28

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	87

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Europe Dynamic Fund
Class A
Six Months Ended April 30, 2020 (Unaudited)	$24.25	$0.11	$(4.01)	$(3.90)	$(0.70)
Year Ended October 31, 2019	23.01	0.61	1.18	1.79	(0.55)
Year Ended October 31, 2018	27.04	0.42	(4.08)	(3.66)	(0.37)
Year Ended October 31, 2017	21.94	0.37	5.15	5.52	(0.42)
Year Ended October 31, 2016	24.41	0.37	(2.55)	(2.18)	(0.29)
Year Ended October 31, 2015	24.54	0.36	0.32	0.68	(0.81)

Class C
Six Months Ended April 30, 2020 (Unaudited)	21.47	0.04	(3.55)	(3.51)	(0.58)
Year Ended October 31, 2019	20.39	0.44	1.06	1.50	(0.42)
Year Ended October 31, 2018	24.00	0.25	(3.62)	(3.37)	(0.24)
Year Ended October 31, 2017	19.52	0.23	4.58	4.81	(0.33)
Year Ended October 31, 2016	21.77	0.23	(2.27)	(2.04)	(0.21)
Year Ended October 31, 2015	21.99	0.21	0.29	0.50	(0.72)

Class I
Six Months Ended April 30, 2020 (Unaudited)	24.75	0.13	(4.07)	(3.94)	(0.77)
Year Ended October 31, 2019	23.48	0.67	1.21	1.88	(0.61)
Year Ended October 31, 2018	27.60	0.49	(4.17)	(3.68)	(0.44)
Year Ended October 31, 2017	22.37	0.46	5.25	5.71	(0.48)
Year Ended October 31, 2016	24.83	0.44	(2.59)	(2.15)	(0.31)
Year Ended October 31, 2015	24.95	0.45	0.32	0.77	(0.89)

Class L
Six Months Ended April 30, 2020 (Unaudited)	25.05	0.16	(4.14)	(3.98)	(0.79)
Year Ended October 31, 2019	23.70	0.65	1.27	1.92	(0.57)
Year Ended October 31, 2018	27.85	0.51	(4.18)	(3.67)	(0.48)
Year Ended October 31, 2017	22.61	0.52	5.27	5.79	(0.55)
Year Ended October 31, 2016	25.13	0.49	(2.60)	(2.11)	(0.41)
Year Ended October 31, 2015	25.23	0.54	0.28	0.82	(0.92)

Class R6
Six Months Ended April 30, 2020 (Unaudited)	24.96	0.17	(4.12)	(3.95)	(0.82)
Year Ended October 31, 2019	23.70	0.75	1.19	1.94	(0.68)
October 1, 2018 (f) through October 31, 2018	26.32	0.01	(2.63)	(2.62)	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$19.65	(16.65)%	$69,580	1.24%	0.93%	1.27%	73%
24.25	8.14	98,294	1.24	2.67	1.31	83
23.01	(13.72)	124,681	1.24	1.58	1.29	149
27.04	25.65	165,020	1.36	1.52	1.36	189
21.94	(8.98)	162,767	1.42	1.66	1.43	142
24.41	2.86	219,548	1.41	1.48	1.41	167

17.38	(16.91)	12,752	1.74	0.40	1.77	73
21.47	7.64	19,798	1.74	2.15	1.80	83
20.39	(14.18)	31,125	1.74	1.08	1.79	149
24.00	25.02	46,615	1.85	1.07	1.86	189
19.52	(9.42)	50,152	1.91	1.16	1.92	142
21.77	2.37	75,145	1.91	0.98	1.91	167

20.04	(16.56)	56,453	0.99	1.15	1.01	73
24.75	8.44	86,582	0.99	2.86	1.05	83
23.48	(13.53)	139,858	0.99	1.84	1.04	149
27.60	26.06	187,678	1.06	1.85	1.07	189
22.37	(8.73)	145,080	1.10	1.95	1.10	142
24.83	3.22	579,389	1.07	1.81	1.07	167

20.28	(16.51)	50,754	0.85	1.37	0.85	73
25.05	8.49	65,686	0.89	2.77	0.90	83
23.70	(13.41)	389,665	0.88	1.88	0.89	149
27.85	26.22	578,183	0.90	2.07	0.91	189
22.61	(8.48)	424,388	0.90	2.16	0.90	142
25.13	3.36	194,930	0.90	2.16	0.91	167

20.19	(16.48)	227,916	0.75	1.49	0.75	73
24.96	8.65	271,885	0.79	3.17	0.79	83
23.70	(9.95)	18	0.82	0.67	0.83	149

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	89

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan International Advantage Fund
Class A
Six Months Ended April 30, 2020 (Unaudited)	$19.90	$0.06		$(3.09)	$(3.03)	$(1.01)
Year Ended October 31, 2019	19.49	0.52		0.31	0.83	(0.42)
Year Ended October 31, 2018	22.22	0.44		(2.77)	(2.33)	(0.40)
Year Ended October 31, 2017	18.44	0.33		3.83	4.16	(0.38)
Year Ended October 31, 2016	19.36	0.40	(f)	(0.99)	(0.59)	(0.33)
Year Ended October 31, 2015	19.49	0.34	(f)	(0.26)	0.08	(0.21)

Class C
Six Months Ended April 30, 2020 (Unaudited)	20.13	0.11		(3.23)	(3.12)	(0.88)
Year Ended October 31, 2019	19.70	0.43		0.31	0.74	(0.31)
Year Ended October 31, 2018	22.40	0.37		(2.83)	(2.46)	(0.24)
Year Ended October 31, 2017	18.57	0.22		3.87	4.09	(0.26)
Year Ended October 31, 2016	19.52	0.28	(f)	(0.97)	(0.69)	(0.26)
Year Ended October 31, 2015	19.63	0.23	(f)	(0.24)	(0.01)	(0.10)

Class I
Six Months Ended April 30, 2020 (Unaudited)	20.71	0.13		(3.25)	(3.12)	(1.07)
Year Ended October 31, 2019	20.30	0.60		0.29	0.89	(0.48)
Year Ended October 31, 2018	23.12	0.54		(2.90)	(2.36)	(0.46)
Year Ended October 31, 2017	19.20	0.42		3.97	4.39	(0.47)
Year Ended October 31, 2016	20.13	0.46	(f)	(1.01)	(0.55)	(0.38)
Year Ended October 31, 2015	20.22	0.42	(f)	(0.26)	0.16	(0.25)

Class R2
Six Months Ended April 30, 2020 (Unaudited)	19.57	0.13		(3.13)	(3.00)	(0.95)
Year Ended October 31, 2019	19.21	0.46		0.29	0.75	(0.39)
Year Ended October 31, 2018	22.01	0.52		(2.88)	(2.36)	(0.44)
Year Ended October 31, 2017	18.29	0.01		4.07	4.08	(0.36)
Year Ended October 31, 2016	19.21	0.36	(f)	(1.01)	(0.65)	(0.27)
Year Ended October 31, 2015	19.31	0.38	(f)	(0.34)	0.04	(0.14)

Class R6
Six Months Ended April 30, 2020 (Unaudited)	20.40	0.21		(3.25)	(3.04)	(1.10)
Year Ended October 31, 2019	20.00	0.64		0.28	0.92	(0.52)
Year Ended October 31, 2018	22.78	0.58		(2.87)	(2.29)	(0.49)
Year Ended October 31, 2017	18.91	0.43		3.92	4.35	(0.48)
Year Ended October 31, 2016	19.84	0.49	(f)	(1.01)	(0.52)	(0.41)
May 29, 2015 (g) through October 31, 2015	21.08	0.12	(f)	(1.36)	(1.24)	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$15.86	(16.19)%	$6,150	0.95%	0.63%		1.14%	42%
19.90	4.51	156,230	0.96	2.72		1.20	74
19.49	(10.69)	156,382	1.00	2.02		1.22	51
22.22	22.98	232,530	1.21	1.66		1.22	82
18.44	(3.07)	164,327	1.25	2.21	(f)	1.29	38
19.36	0.45	152,834	1.29	1.75	(f)	1.49	33

16.13	(16.34)	923	1.45	1.22		1.74	42
20.13	3.92	1,210	1.47	2.19		1.72	74
19.70	(11.08)	1,652	1.50	1.69		1.74	51
22.40	22.30	1,773	1.75	1.07		1.81	82
18.57	(3.56)	2,287	1.75	1.52	(f)	1.87	38
19.52	(0.05)	2,789	1.78	1.17	(f)	1.91	33

16.52	(16.06)	21,165	0.70	1.30		0.88	42
20.71	4.70	67,146	0.71	3.02		0.94	74
20.30	(10.43)	60,739	0.75	2.37		0.96	51
23.12	23.39	52,871	0.90	1.99		0.99	82
19.20	(2.73)	16,363	0.90	2.44	(f)	1.08	38
20.13	0.80	19,292	0.97	2.04	(f)	1.12	33

15.62	(16.29)	23,550	1.25	1.43		1.57	42
19.57	4.15	30,819	1.26	2.44		1.66	74
19.21	(10.93)	31,619	1.30	2.45		1.69	51
22.01	22.70	8,790	1.49	0.07		1.54	82
18.29	(3.36)	503	1.50	2.02	(f)	1.75	38
19.21	0.24	227	1.52	1.91	(f)	1.69	33

16.26	(15.95)	1,443,062	0.50	2.28		0.62	42
20.40	4.94	1,555,944	0.52	3.27		0.69	74
20.00	(10.26)	3,152,864	0.55	2.59		0.71	51
22.78	23.59	2,859,645	0.71	2.12		0.71	82
18.91	(2.59)	2,487,086	0.71	2.65	(f)	0.72	38
19.84	(5.88)	1,854,941	0.73	1.47	(f)	0.74	33

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	91

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan International Equity Fund
Class A
Six Months Ended April 30, 2020 (Unaudited)	$17.27	$0.10	$(2.20)	$(2.10)	$(0.50)	$—	$(0.50)
Year Ended October 31, 2019	15.56	0.33	1.89	2.22	(0.33)	(0.18)	(0.51)
Year Ended October 31, 2018	17.81	0.33	(2.33)	(2.00)	(0.25)	—	(0.25)
Year Ended October 31, 2017	14.24	0.22	3.39	3.61	(0.04)	—	(0.04)
Year Ended October 31, 2016	14.75	0.22	(0.51)	(0.29)	(0.22)	—	(0.22)
Year Ended October 31, 2015	15.25	0.23	(0.50)	(0.27)	(0.23)	—	(0.23)

Class C
Six Months Ended April 30, 2020 (Unaudited)	16.29	0.05	(2.08)	(2.03)	(0.40)	—	(0.40)
Year Ended October 31, 2019	14.68	0.23	1.80	2.03	(0.24)	(0.18)	(0.42)
Year Ended October 31, 2018	16.83	0.25	(2.23)	(1.98)	(0.17)	—	(0.17)
Year Ended October 31, 2017	13.50	0.12	3.22	3.34	(0.01)	—	(0.01)
Year Ended October 31, 2016	14.02	0.13	(0.47)	(0.34)	(0.18)	—	(0.18)
Year Ended October 31, 2015	14.52	0.15	(0.48)	(0.33)	(0.17)	—	(0.17)

Class I
Six Months Ended April 30, 2020 (Unaudited)	17.56	0.12	(2.23)	(2.11)	(0.54)	—	(0.54)
Year Ended October 31, 2019	15.82	0.36	1.93	2.29	(0.37)	(0.18)	(0.55)
Year Ended October 31, 2018	18.09	0.41	(2.40)	(1.99)	(0.28)	—	(0.28)
Year Ended October 31, 2017	14.45	0.26	3.44	3.70	(0.06)	—	(0.06)
Year Ended October 31, 2016	14.95	0.24	(0.48)	(0.24)	(0.26)	—	(0.26)
Year Ended October 31, 2015	15.45	0.29	(0.53)	(0.24)	(0.26)	—	(0.26)

Class R2
Six Months Ended April 30, 2020 (Unaudited)	17.14	0.08	(2.19)	(2.11)	(0.48)	—	(0.48)
Year Ended October 31, 2019	15.44	0.28	1.88	2.16	(0.28)	(0.18)	(0.46)
Year Ended October 31, 2018	17.70	0.29	(2.33)	(2.04)	(0.22)	—	(0.22)
Year Ended October 31, 2017	14.17	0.17	3.38	3.55	(0.02)	—	(0.02)
Year Ended October 31, 2016	14.69	0.18	(0.50)	(0.32)	(0.20)	—	(0.20)
Year Ended October 31, 2015	15.19	0.20	(0.51)	(0.31)	(0.19)	—	(0.19)

Class R5
Six Months Ended April 30, 2020 (Unaudited)	17.60	0.13	(2.24)	(2.11)	(0.51)	—	(0.51)
Year Ended October 31, 2019	15.85	0.38	1.94	2.32	(0.39)	(0.18)	(0.57)
Year Ended October 31, 2018	18.13	0.41	(2.40)	(1.99)	(0.29)	—	(0.29)
Year Ended October 31, 2017	14.47	0.21	3.52	3.73	(0.07)	—	(0.07)
Year Ended October 31, 2016	14.97	0.27	(0.49)	(0.22)	(0.28)	—	(0.28)
Year Ended October 31, 2015	15.46	0.29	(0.49)	(0.20)	(0.29)	—	(0.29)

Class R6
Six Months Ended April 30, 2020 (Unaudited)	17.61	0.14	(2.24)	(2.10)	(0.57)	—	(0.57)
Year Ended October 31, 2019	15.86	0.40	1.93	2.33	(0.40)	(0.18)	(0.58)
Year Ended October 31, 2018	18.13	0.43	(2.39)	(1.96)	(0.31)	—	(0.31)
Year Ended October 31, 2017	14.46	0.29	3.46	3.75	(0.08)	—	(0.08)
Year Ended October 31, 2016	14.97	0.29	(0.51)	(0.22)	(0.29)	—	(0.29)
Year Ended October 31, 2015	15.46	0.32	(0.52)	(0.20)	(0.29)	—	(0.29)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$14.67	(12.60)%	$302,646	0.95%	1.26%	1.12%	14%
17.27	14.93	328,312	0.95	2.03	1.22	25
15.56	(11.42)	240,394	0.95	1.88	1.32	33
17.81	25.43	302,130	1.23	1.39	1.35	17
14.24	(1.83)	216,932	1.31	1.62	1.49	11
14.75	(1.89)	224,370	1.31	1.50	1.59	13

13.86	(12.88)	11,229	1.45	0.67	1.63	14
16.29	14.39	14,549	1.45	1.51	1.74	25
14.68	(11.89)	18,899	1.45	1.48	1.83	33
16.83	24.79	24,281	1.74	0.83	1.88	17
13.50	(2.31)	22,235	1.81	0.97	2.06	11
14.02	(2.36)	28,313	1.81	1.02	2.05	13

14.91	(12.50)	179,476	0.70	1.49	0.86	14
17.56	15.20	190,885	0.70	2.22	0.96	25
15.82	(11.20)	179,831	0.70	2.30	1.06	33
18.09	25.69	139,715	0.99	1.59	1.10	17
14.45	(1.50)	94,362	1.06	1.69	1.24	11
14.95	(1.66)	522,402	1.06	1.84	1.19	13

14.55	(12.77)	2,074	1.25	0.99	1.40	14
17.14	14.58	2,099	1.25	1.75	1.57	25
15.44	(11.68)	1,833	1.25	1.64	1.60	33
17.70	25.12	2,096	1.49	1.07	1.71	17
14.17	(2.08)	1,461	1.56	1.28	1.95	11
14.69	(2.14)	1,203	1.56	1.28	1.92	13

14.98	(12.45)	4,022	0.60	1.61	0.72	14
17.60	15.38	3,778	0.60	2.31	0.83	25
15.85	(11.16)	19,516	0.60	2.31	0.91	33
18.13	25.88	21,891	0.84	1.36	0.93	17
14.47	(1.34)	58,836	0.86	1.93	1.02	11
14.97	(1.42)	57,500	0.86	1.88	1.06	13

14.94	(12.43)	2,168,007	0.50	1.68	0.61	14
17.61	15.50	2,457,383	0.50	2.46	0.72	25
15.86	(11.04)	3,808,621	0.50	2.42	0.81	33
18.13	26.04	3,516,978	0.74	1.84	0.81	17
14.46	(1.36)	3,030,640	0.81	2.05	0.91	11
14.97	(1.37)	2,088,835	0.80	2.03	0.91	13

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	93

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan International Focus Fund (formerly known as JPMorgan International Unconstrained Equity Fund)
Class A
Six Months Ended April 30, 2020 (Unaudited)	$21.15	$0.08		$(2.14)	$(2.06)	$(0.01)	$—	$(0.01)
Year Ended October 31, 2019	18.24	0.26		3.02	3.28	(0.37)	—	(0.37)
Year Ended October 31, 2018	21.14	0.36		(3.13)	(2.77)	(0.13)	—	(0.13)
Year Ended October 31, 2017	17.24	0.16		4.09	4.25	(0.35)	—	(0.35)
Year Ended October 31, 2016	17.61	0.22	(f)	(0.55)	(0.33)	(0.04)	—	(0.04)
Year Ended October 31, 2015	18.59	0.09	(f)	0.39	0.48	(0.17)	(1.29)	(1.46)

Class C
Six Months Ended April 30, 2020 (Unaudited)	20.86	0.02		(2.09)	(2.07)	—	—	—
Year Ended October 31, 2019	17.98	0.16		2.97	3.13	(0.25)	—	(0.25)
Year Ended October 31, 2018	20.90	0.26		(3.09)	(2.83)	(0.09)	—	(0.09)
Year Ended October 31, 2017	17.04	0.05		4.06	4.11	(0.25)	—	(0.25)
Year Ended October 31, 2016	17.45	0.13	(f)	(0.53)	(0.40)	(0.01)	—	(0.01)
Year Ended October 31, 2015	18.44	(0.02	)(f)	0.39	0.37	(0.07)	(1.29)	(1.36)

Class I
Six Months Ended April 30, 2020 (Unaudited)	21.43	0.11		(2.16)	(2.05)	(0.05)	—	(0.05)
Year Ended October 31, 2019	18.49	0.31		3.04	3.35	(0.41)	—	(0.41)
Year Ended October 31, 2018	21.41	0.44		(3.19)	(2.75)	(0.17)	—	(0.17)
Year Ended October 31, 2017	17.45	0.23		4.13	4.36	(0.40)	—	(0.40)
Year Ended October 31, 2016	17.71	0.24	(f)	(0.50)	(0.26)	—	—	—
Year Ended October 31, 2015	18.67	0.15	(f)	0.38	0.53	(0.20)	(1.29)	(1.49)

Class R2
Six Months Ended April 30, 2020 (Unaudited)	20.99	0.06		(2.13)	(2.07)	—	—	—
Year Ended October 31, 2019	18.14	0.21		2.98	3.19	(0.34)	—	(0.34)
Year Ended October 31, 2018	21.11	0.35		(3.17)	(2.82)	(0.15)	—	(0.15)
Year Ended October 31, 2017	17.21	0.06		4.14	4.20	(0.30)	—	(0.30)
Year Ended October 31, 2016	17.57	0.15	(f)	(0.51)	(0.36)	—	—	—
Year Ended October 31, 2015	18.55	0.03	(f)	0.39	0.42	(0.11)	(1.29)	(1.40)

Class R5
Six Months Ended April 30, 2020 (Unaudited)	21.42	0.11		(2.15)	(2.04)	(0.07)	—	(0.07)
Year Ended October 31, 2019	18.49	0.34		3.03	3.37	(0.44)	—	(0.44)
Year Ended October 31, 2018	21.39	0.53		(3.25)	(2.72)	(0.18)	—	(0.18)
Year Ended October 31, 2017	17.44	0.20		4.17	4.37	(0.42)	—	(0.42)
Year Ended October 31, 2016	17.75	0.27	(f)	(0.52)	(0.25)	(0.06)	—	(0.06)
Year Ended October 31, 2015	18.72	0.16	(f)	0.39	0.55	(0.23)	(1.29)	(1.52)

Class R6
Six Months Ended April 30, 2020 (Unaudited)	21.44	0.13		(2.16)	(2.03)	(0.09)	—	(0.09)
Year Ended October 31, 2019	18.50	0.27		3.13	3.40	(0.46)	—	(0.46)
Year Ended October 31, 2018	21.40	0.44		(3.16)	(2.72)	(0.18)	—	(0.18)
Year Ended October 31, 2017	17.45	0.26		4.12	4.38	(0.43)	—	(0.43)
Year Ended October 31, 2016	17.76	0.29	(f)	(0.52)	(0.23)	(0.08)	—	(0.08)
Year Ended October 31, 2015	18.73	(0.01	)(f)	0.57	0.56	(0.24)	(1.29)	(1.53)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$19.08	(9.75)%	$115,420	1.00%	0.78%		1.21%	18%
21.15	18.41	114,629	1.00	1.33		1.32	34
18.24	(13.20)	84,325	1.00	1.75		1.38	63
21.14	25.16	67,684	1.24	0.83		1.46	38
17.24	(1.86)	14,034	1.24	1.28	(f)	1.61	51
17.61	3.04	5,824	1.24	0.49	(f)	2.31	42

18.79	(9.92)	14,513	1.50	0.19		1.72	18
20.86	17.73	18,447	1.50	0.83		1.84	34
17.98	(13.60)	22,532	1.50	1.29		1.89	63
20.90	24.51	14,534	1.74	0.27		2.00	38
17.04	(2.28)	4,626	1.74	0.75	(f)	2.14	51
17.45	2.39	3,439	1.74	(0.12	)(f)	2.79	42

19.33	(9.60)	194,013	0.75	1.06		0.95	18
21.43	18.62	177,764	0.75	1.57		1.08	34
18.49	(12.96)	189,061	0.75	2.09		1.13	63
21.41	25.60	131,356	0.89	1.14		1.19	38
17.45	(1.47)	9,929	0.89	1.41	(f)	1.35	51
17.71	3.29	59,858	0.89	0.83	(f)	1.84	42

18.92	(9.86)	1,420	1.30	0.55		1.57	18
20.99	18.01	1,049	1.30	1.05		1.74	34
18.14	(13.46)	773	1.30	1.70		1.72	63
21.11	24.85	97	1.49	0.31		2.79	38
17.21	(2.05)	20	1.49	0.87	(f)	4.37	51
17.57	2.67	20	1.51	0.19	(f)	5.11	42

19.31	(9.59)	2,437	0.65	1.03		0.89	18
21.42	18.76	3,082	0.65	1.71		1.04	34
18.49	(12.84)	3,341	0.65	2.56		1.07	63
21.39	25.67	90	0.79	1.01		2.44	38
17.44	(1.38)	20	0.80	1.57	(f)	3.59	51
17.75	3.43	20	0.81	0.89	(f)	4.43	42

19.32	(9.53)	2,207,453	0.55	1.20		0.70	18
21.44	18.95	2,284,670	0.55	1.32		0.77	34
18.50	(12.81)	175,198	0.55	2.12		0.87	63
21.40	25.72	143,868	0.74	1.37		0.95	38
17.45	(1.29)	81,146	0.74	1.70	(f)	1.02	51
17.76	3.48	5,335	0.74	(0.05	)(f)	2.87	42

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	95

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan International Hedged Equity Fund
Class A
Six Months Ended April 30, 2020 (Unaudited)	$15.58	$0.18	$(1.50)	$(1.32)	$(0.24)
March 15, 2019 (g) through October 31, 2019	15.00	0.19	0.39	0.58	—

Class C
Six Months Ended April 30, 2020 (Unaudited)	15.53	0.11	(1.48)	(1.37)	(0.17)
March 15, 2019 (g) through October 31, 2019	15.00	0.16	0.37	0.53	—

Class I
Six Months Ended April 30, 2020 (Unaudited)	15.61	0.18	(1.49)	(1.31)	(0.24)
March 15, 2019 (g) through October 31, 2019	15.00	0.32	0.29	0.61	—

Class R5
Six Months Ended April 30, 2020 (Unaudited)	15.62	0.18	(1.47)	(1.29)	(0.25)
March 15, 2019 (g) through October 31, 2019	15.00	0.34	0.28	0.62	—

Class R6
Six Months Ended April 30, 2020 (Unaudited)	15.63	0.18	(1.47)	(1.29)	(0.26)
March 15, 2019 (g) through October 31, 2019	15.00	0.35	0.28	0.63	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(g)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)(f)	Net investment income (loss) (f)	Expenses without waivers and reimbursements (f)	Portfolio turnover rate (c)

$14.02	(8.67)%	$794	0.85%	2.46%	1.26%	38%
15.58	3.87	330	0.85	1.95	1.31	9

13.99	(8.92)	116	1.35	1.46	1.78	38
15.53	3.53	119	1.35	1.73	1.92	9

14.06	(8.56)	94,519	0.60	2.37	0.99	38
15.61	4.07	59,751	0.60	3.38	1.19	9

14.08	(8.46)	19	0.45	2.33	0.97	38
15.62	4.13	21	0.45	3.59	1.03	9

14.08	(8.44)	19	0.35	2.43	0.88	38
15.63	4.20	21	0.35	3.69	0.93	9

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	97

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan International Research Enhanced Equity Fund
Class A
Six Months Ended April 30, 2020 (Unaudited)	$17.93	$0.18		$(2.82)	$(2.64)	$(0.49)	$—	$(0.49)
Year Ended October 31, 2019	16.79	0.51		1.15	1.66	(0.52)	—	(0.52)
Year Ended October 31, 2018	18.76	0.45		(2.04)	(1.59)	(0.19)	(0.19)	(0.38)
Year Ended October 31, 2017	15.54	0.34		3.23	3.57	(0.35)	—	(0.35)
Year Ended October 31, 2016	16.54	0.40	(f)	(0.89)	(0.49)	(0.36)	(0.15)	(0.51)
Year Ended October 31, 2015	20.38	0.43		(0.60)	(0.17)	(0.40)	(3.27)	(3.67)

Class I
Six Months Ended April 30, 2020 (Unaudited)	18.17	0.20		(2.85)	(2.65)	(0.54)	—	(0.54)
Year Ended October 31, 2019	17.01	0.56		1.16	1.72	(0.56)	—	(0.56)
Year Ended October 31, 2018	18.92	0.35		(1.91)	(1.56)	(0.16)	(0.19)	(0.35)
Year Ended October 31, 2017	15.68	0.41		3.23	3.64	(0.40)	—	(0.40)
Year Ended October 31, 2016	16.70	0.46	(f)	(0.92)	(0.46)	(0.41)	(0.15)	(0.56)
Year Ended October 31, 2015	20.54	0.48		(0.60)	(0.12)	(0.45)	(3.27)	(3.72)

Class R6
Six Months Ended April 30, 2020 (Unaudited)	18.11	0.20		(2.83)	(2.63)	(0.56)	—	(0.56)
Year Ended October 31, 2019	16.97	0.57		1.16	1.73	(0.59)	—	(0.59)
November 1, 2017 (h) through October 31, 2018	18.98	0.56		(2.16)	(1.60)	(0.22)	(0.19)	(0.41)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Amount rounds to less than 0.005%.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$14.80	(15.21)%	$192,355	0.60%	2.11%		0.83%	22%
17.93	10.39	213,256	0.60	3.00		0.83	22
16.79	(8.66)	203,437	0.60	2.40		0.84	42
18.76	23.41	298,112	0.59	1.98		0.90	33
15.54	(2.94)	69,626	0.60	2.60	(f)	1.02	24
16.54	(0.29)	82,667	0.60	2.51		0.99	39

14.98	(15.11)	208,853	0.34	2.36		0.56	22
18.17	10.65	185,680	0.35	3.28		0.56	22
17.01	(8.42)	152,610	0.35	1.85		0.56	42
18.92	23.71	4,740,590	0.34	2.37		0.58	33
15.68	(2.72)	1,241,856	0.34	2.98	(f)	0.59	24
16.70	0.00 (g)	779,908	0.35	2.79		0.60	39

14.92	(15.10)	3,902,502	0.24	2.38		0.30	22
18.11	10.78	4,435,538	0.25	3.37		0.31	22
16.97	(8.60)	4,344,571	0.25	3.00		0.32	42

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	99

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan International Value Fund
Class A
Six Months Ended April 30, 2020 (Unaudited)	$12.22	$0.13		$(2.84)	$(2.71)	$(0.49)
Year Ended October 31, 2019	12.44	0.44		(0.20)	0.24	(0.46)
Year Ended October 31, 2018	14.26	0.36		(1.87)	(1.51)	(0.31)
Year Ended October 31, 2017	12.23	0.22		2.50	2.72	(0.69)
Year Ended October 31, 2016	13.02	0.23		(0.88)	(0.65)	(0.14)
Year Ended October 31, 2015	14.14	0.18	(f)	(0.83)	(0.65)	(0.47)

Class C
Six Months Ended April 30, 2020 (Unaudited)	11.81	0.10		(2.76)	(2.66)	(0.41)
Year Ended October 31, 2019	12.02	0.36		(0.18)	0.18	(0.39)
Year Ended October 31, 2018	13.78	0.28		(1.82)	(1.54)	(0.22)
Year Ended October 31, 2017	11.88	0.15		2.42	2.57	(0.67)
Year Ended October 31, 2016	12.65	0.17		(0.87)	(0.70)	(0.07)
Year Ended October 31, 2015	13.72	0.10	(f)	(0.78)	(0.68)	(0.39)

Class I
Six Months Ended April 30, 2020 (Unaudited)	12.54	0.15		(2.91)	(2.76)	(0.52)
Year Ended October 31, 2019	12.76	0.48		(0.20)	0.28	(0.50)
Year Ended October 31, 2018	14.62	0.41		(1.92)	(1.51)	(0.35)
Year Ended October 31, 2017	12.57	0.28		2.55	2.83	(0.78)
Year Ended October 31, 2016	13.37	0.28		(0.91)	(0.63)	(0.17)
Year Ended October 31, 2015	14.48	0.23	(f)	(0.84)	(0.61)	(0.50)

Class L
Six Months Ended April 30, 2020 (Unaudited)	12.47	0.15		(2.89)	(2.74)	(0.53)
Year Ended October 31, 2019	12.70	0.46		(0.17)	0.29	(0.52)
Year Ended October 31, 2018	14.55	0.41		(1.90)	(1.49)	(0.36)
Year Ended October 31, 2017	12.50	0.27		2.57	2.84	(0.79)
Year Ended October 31, 2016	13.29	0.31		(0.93)	(0.62)	(0.17)
Year Ended October 31, 2015	14.41	0.23	(f)	(0.83)	(0.60)	(0.52)

Class R2
Six Months Ended April 30, 2020 (Unaudited)	11.96	0.11		(2.79)	(2.68)	(0.40)
Year Ended October 31, 2019	12.20	0.40		(0.20)	0.20	(0.44)
Year Ended October 31, 2018	14.01	0.31		(1.84)	(1.53)	(0.28)
Year Ended October 31, 2017	12.04	0.19		2.46	2.65	(0.68)
Year Ended October 31, 2016	12.83	0.19		(0.87)	(0.68)	(0.11)
Year Ended October 31, 2015	13.93	0.14	(f)	(0.81)	(0.67)	(0.43)

Class R5
Six Months Ended April 30, 2020 (Unaudited)	12.40	0.16		(2.88)	(2.72)	(0.54)
Year Ended October 31, 2019	12.65	0.49		(0.21)	0.28	(0.53)
Year Ended October 31, 2018	14.51	0.42		(1.91)	(1.49)	(0.37)
Year Ended October 31, 2017	12.51	0.23		2.59	2.82	(0.82)
September 9, 2016 (g) through October 31, 2016	12.55	0.03		(0.07)	(0.04)	—

Class R6
Six Months Ended April 30, 2020 (Unaudited)	12.43	0.16		(2.88)	(2.72)	(0.55)
Year Ended October 31, 2019	12.67	0.51		(0.21)	0.30	(0.54)
Year Ended October 31, 2018	14.53	0.43		(1.91)	(1.48)	(0.38)
Year Ended October 31, 2017	12.51	0.31		2.53	2.84	(0.82)
Year Ended October 31, 2016	13.31	0.37		(0.96)	(0.59)	(0.21)
Year Ended October 31, 2015	14.42	0.18	(f)	(0.76)	(0.58)	(0.53)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)

$9.02	(23.25)%	$130,147	1.00%	2.40%		1.25%	29%
12.22	2.30	181,458	1.00	3.69		1.28	61
12.44	(10.88)	242,231	1.00	2.59		1.27	90
14.26	23.30	316,510	1.35	1.71		1.35	31
12.23	(5.01)	573,449	1.35	1.91		1.43	61
13.02	(4.63)	695,251	1.35	1.31	(f)	1.45	74

8.74	(23.44)	5,446	1.50	1.83		1.76	29
11.81	1.82	9,358	1.50	3.15		1.80	61
12.02	(11.37)	14,055	1.50	2.06		1.78	90
13.78	22.67	20,997	1.85	1.21		1.87	31
11.88	(5.54)	24,453	1.85	1.43		1.91	61
12.65	(5.01)	31,296	1.85	0.79	(f)	1.90	74

9.26	(23.13)	28,328	0.75	2.64		1.00	29
12.54	2.56	45,503	0.75	3.91		1.03	61
12.76	(10.62)	66,291	0.75	2.84		1.02	90
14.62	23.66	144,875	1.04	2.07		1.04	31
12.57	(4.74)	157,867	1.01	2.28		1.02	61
13.37	(4.28)	233,045	1.03	1.62	(f)	1.03	74

9.20	(23.10)	17,257	0.65	2.65		0.84	29
12.47	2.69	30,256	0.65	3.81		0.87	61
12.70	(10.57)	73,651	0.65	2.84		0.87	90
14.55	23.88	201,672	0.87	2.03		0.88	31
12.50	(4.63)	523,251	0.90	2.53		0.91	61
13.29	(4.23)	1,480,321	0.95	1.63	(f)	0.99	74

8.88	(23.29)	390	1.30	2.03		1.65	29
11.96	2.00	722	1.30	3.47		1.69	61
12.20	(11.19)	1,025	1.30	2.27		1.59	90
14.01	23.02	1,369	1.58	1.52		1.73	31
12.04	(5.28)	1,182	1.59	1.65		1.91	61
12.83	(4.84)	1,929	1.60	1.01	(f)	2.01	74

9.14	(23.12)	75	0.65	2.89		0.85	29
12.40	2.64	88	0.65	4.08		0.87	61
12.65	(10.58)	70	0.65	2.97		0.91	90
14.51	23.81	62	0.93	1.69		4.00	31
12.51	(0.32)	20	0.79	1.52		0.79	61

9.16	(23.08)	93,047	0.55	2.88		0.74	29
12.43	2.83	125,887	0.55	4.22		0.77	61
12.67	(10.49)	124,246	0.55	3.06		0.77	90
14.53	23.99	108,302	0.80	2.28		0.82	31
12.51	(4.45)	27,998	0.72	3.00		0.73	61
13.31	(4.04)	2,354	0.73	1.32	(f)	0.73	74

SEE NOTES TO FINANCIAL STATEMENTS.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	101

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2020 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”), JPMorgan Trust II (“JPM II”) and JPMorgan Trust IV (“JPM IV”) (collectively, the “Trusts”) were formed on November 12, 2004, November 12, 2004 and November 11, 2015, respectively, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004, November 5, 2004 and November 11, 2015, respectively, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 9 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversification Classification
JPMorgan Emerging Markets Equity Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan Emerging Markets Research Enhanced Equity Fund(1)	Class I(2) and Class R6	JPM IV	Diversified
JPMorgan Europe Dynamic Fund	Class A, Class C, Class I, Class L and Class R6	JPM I	Diversified
JPMorgan International Advantage Fund	Class A, Class C, Class I, Class R2 and Class R6	JPM I	Diversified
JPMorgan International Equity Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan International Focus Fund(3)	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan International Hedged Equity Fund(4)	Class A, Class C, Class I, Class R5 and Class R6	JPM IV	Diversified
JPMorgan International Research Enhanced Equity Fund	Class A, Class I and Class R6	JPM II	Diversified
JPMorgan International Value Fund	Class A, Class C, Class I, Class L, Class R2, Class R5 and Class R6	JPM I	Diversified

(1)	The JPMorgan Emerging Markets Research Enhanced Equity Fund commenced operations on December 11, 2018.
(2)	Class I commenced operations on January 30, 2019.
(3)	Effective April 20, 2020, JPMorgan International Unconstrained Equity Fund changed its name to JPMorgan International Focus Fund.
(4)	The JPMorgan International Hedged Equity Fund commenced operations on March 15, 2019.

Class L Shares of the JPMorgan Emerging Markets Equity Fund (“Emerging Markets Equity Fund”), JPMorgan Europe Dynamic Fund (“Europe Dynamic Fund”) and JPMorgan International Value Fund (“International Value Fund”) are publicly offered on a limited basis. As of October 9, 2017, Class A Shares of the JPMorgan International Research Enhanced Equity Fund (“International Research Enhanced Equity Fund”) were publicly offered on a limited basis. Investors are not eligible to purchase Class L Shares of Emerging Markets Equity Fund, Europe Dynamic Fund and International Value Fund and Class A Shares of International Research Enhanced Equity Fund unless they meet certain requirements as described in the Funds’ prospectus.

The investment objective of Emerging Markets Equity Fund is to seek to provide high total return.

The investment objective of JPMorgan Emerging Markets Research Enhanced Equity Fund (“Emerging Markets Research Enhanced Equity Fund”), JPMorgan International Focus Fund (“International Focus Fund”), International Research Enhanced Equity Fund and International Value Fund is to seek to provide long-term capital appreciation.

The investment objective of Europe Dynamic Fund is to seek total return from long-term capital growth. Total return consists of capital growth and current income.

The investment objective of JPMorgan International Advantage Fund (“International Advantage Fund”) is to seek to maximize long-term capital growth by investing primarily in equity securities in developed markets outside the U.S.

The investment objective of JPMorgan International Equity Fund (“International Equity Fund”) is to seek total return from long-term capital growth and income. Total return consists of capital growth and current income.

The investment objective of JPMorgan International Hedged Equity Fund (“International Hedged Equity Fund”) is to seek to provide capital appreciation.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

102	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Boards. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with foreign equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAVs are calculated.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts and options are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	103

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Emerging Markets Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Argentina	$174,076	$—	$—	$174,076
Brazil	379,268	—	—	379,268
China	942,429	1,816,450	—	2,758,879
Egypt	—	44,613	—	44,613
Hong Kong	—	508,710	—	508,710
Hungary	—	118,202	—	118,202
India	104,541	1,180,654	—	1,285,195
Indonesia	—	165,156	—	165,156
Macau	—	106,169	—	106,169
Mexico	188,338	—	—	188,338
Panama	40,244	—	—	40,244
Peru	61,377	—	—	61,377
Portugal	—	127,669	—	127,669
Russia	770	61,229	—	61,999
South Africa	—	136,658	—	136,658
South Korea	—	432,815	—	432,815
Spain	—	8,929	—	8,929
Taiwan	577,398	127,867	—	705,265
Turkey	9,846	85,471	—	95,317
United States	244,037	—	—	244,037

Total Common Stocks	2,722,324	4,920,592	—	7,642,916

Short-Term Investments
Investment Companies	124,572	—	—	124,572
Investment of cash collateral from securities loaned	129,303	—	—	129,303

Total Short-Term Investments	253,875	—	—	253,875

Total Investments in Securities	$2,976,199	$4,920,592	$—	$7,896,791

104	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

Emerging Markets Research Enhanced Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Argentina	$2,855	$—	$—	$2,855
Brazil	106,966	—	—	106,966
Chile	6,210	—	—	6,210
China	257,984	659,731	—	917,715
Colombia	3,676	—	—	3,676
Czech Republic	—	5,728	—	5,728
Greece	—	3,977	—	3,977
Hong Kong	2,652	5,841	—	8,493
Hungary	—	13,601	—	13,601
India	27,710	176,208	—	203,918
Indonesia	—	37,397	—	37,397
Malaysia	—	24,709	—	24,709
Mexico	56,990	—	—	56,990
Peru	9,717	—	—	9,717
Philippines	—	8,788	—	8,788
Poland	—	11,425	—	11,425
Qatar	—	8,796	—	8,796
Russia	19,590	76,295	—	95,885
Saudi Arabia	—	56,333	—	56,333
Singapore	—	2,263	—	2,263
South Africa	14,937	66,012	—	80,949
South Korea	—	287,602	—	287,602
Taiwan	118,437	161,671	—	280,108
Thailand	8,865	28,833	—	37,698
Turkey	2,482	23,309	—	25,791
United Arab Emirates	—	6,215	—	6,215
United Kingdom	—	1,824	—	1,824

Total Common Stocks	639,071	1,666,558	—	2,305,629

Short-Term Investments
Investment Companies	24,084	—	—	24,084
Investment of cash collateral from securities loaned	6,237	—	—	6,237

Total Short-Term Investments	30,321	—	—	30,321

Total Investments in Securities	$669,392	$1,666,558	$—	$2,335,950

Appreciation in Other Financial Instruments
Futures Contracts	$2,062	$—	$—	$2,062

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	105

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

Europe Dynamic Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$9,546	$—	$9,546
Austria	—	9,059	—	9,059
Belgium	—	9,926	—	9,926
Finland	—	8,173	—	8,173
France	—	62,181	—	62,181
Germany	3,142	51,564	—	54,706
Ireland	2,356	5,299	—	7,655
Italy	—	20,567	—	20,567
Netherlands	18,207	15,745	—	33,952
Norway	—	3,052	—	3,052
Russia	—	8,141	—	8,141
South Africa	—	3,241	—	3,241
Spain	—	6,131	—	6,131
Sweden	—	16,450	—	16,450
Switzerland	—	87,338	—	87,338
United Kingdom	3,059	70,037	—	73,096

Total Common Stocks	26,764	386,450	—	413,214

Short-Term Investments
Investment Companies	4,185	—	—	4,185
Investment of cash collateral from securities loaned	41,289	—	—	41,289

Total Short-Term Investments	45,474	—	—	45,474

Total Investments in Securities	$72,238	$386,450	$—	$458,688

Appreciation in Other Financial Instruments
Futures Contracts	$—	$289	$—	$289

106	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

International Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$4,538	$134,368	$—	$138,906
Austria	—	6,749	—	6,749
Belgium	—	19,331	—	19,331
China	—	11,316	—	11,316
Denmark	—	37,736	—	37,736
France	—	104,223	—	104,223
Germany	—	92,980	—	92,980
Hong Kong	—	37,132	—	37,132
Ireland	1,951	2,635	—	4,586
Israel	—	5,060	—	5,060
Italy	—	17,385	—	17,385
Japan	—	380,430	—	380,430
Netherlands	28,953	68,182	—	97,135
New Zealand	—	3,811	—	3,811
Norway	—	15,140	—	15,140
Portugal	—	9,955	—	9,955
Singapore	—	36,699	—	36,699
South Africa	—	13,948	—	13,948
Spain	—	27,628	—	27,628
Sweden	—	39,966	—	39,966
Switzerland	—	175,122	—	175,122
United Kingdom	—	163,808	—	163,808
United States	—	10,815	—	10,815

Total Common Stocks	35,442	1,414,419	—	1,449,861

Short-Term Investments
Investment Companies	28,772	—	—	28,772
Investment of cash collateral from securities loaned	76,379	—	—	76,379

Total Short-Term Investments	105,151	—	—	105,151

Total Investments in Securities	$140,593	$1,414,419	$—	$1,555,012

Appreciation in Other Financial Instruments
Futures Contracts	$181	$410	$—	$591

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	107

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

International Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$93,559	$—	$93,559
Austria	—	12,211	—	12,211
Belgium	—	21,535	—	21,535
China	39,043	60,052	—	99,095
Denmark	—	111,389	—	111,389
Finland	—	33,755	—	33,755
France	—	352,510	—	352,510
Germany	—	216,643	—	216,643
Hong Kong	—	109,197	—	109,197
India	33,304	—	—	33,304
Japan	—	410,053	—	410,053
Macau	—	22,908	—	22,908
Netherlands	—	114,208	—	114,208
Singapore	—	27,271	—	27,271
South Korea	—	39,330	—	39,330
Spain	—	27,747	—	27,747
Sweden	—	64,224	—	64,224
Switzerland	—	367,792	—	367,792
Taiwan	43,455	—	—	43,455
United Kingdom	—	393,740	—	393,740
United States	—	32,095	—	32,095

Total Common Stocks	115,802	2,510,219	—	2,626,021

Short-Term Investments
Investment Companies	28,692	—	—	28,692
Investment of cash collateral from securities loaned	111,555	—	—	111,555

Total Short-Term Investments	140,247	—	—	140,247

Total Investments in Securities	$256,049	$2,510,219	$—	$2,766,268

108	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

International Focus Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$50,620	$—	$50,620
Belgium	—	38,927	—	38,927
Canada	170,412	—	—	170,412
China	79,313	172,215	—	251,528
Denmark	—	69,229	—	69,229
Finland	—	32,832	—	32,832
France	—	168,128	—	168,128
Germany	—	252,941	—	252,941
Hong Kong	—	87,611	—	87,611
India	83,453	—	—	83,453
Indonesia	—	37,428	—	37,428
Japan	—	141,630	—	141,630
Netherlands	—	68,076	—	68,076
South Korea	—	62,511	—	62,511
Sweden	—	76,188	—	76,188
Switzerland	—	278,837	—	278,837
Taiwan	68,847	—	—	68,847
United Kingdom	—	503,004	—	503,004
United States	—	38,881	—	38,881

Total Common Stocks	402,025	2,079,058	—	2,481,083

Short-Term Investments
Investment Companies	32,724	—	—	32,724
Investment of cash collateral from securities loaned	149,050	—	—	149,050

Total Short-Term Investments	181,774	—	—	181,774

Total Investments in Securities	$583,799	$2,079,058	$—	$2,662,857

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	109

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

International Hedged Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$4,680	$—	$4,680
Austria	—	445	—	445
Denmark	—	3,277	—	3,277
Finland	—	586	—	586
France	—	12,649	—	12,649
Germany	—	9,696	—	9,696
Hong Kong	—	2,150	—	2,150
Ireland	642	318	—	960
Italy	—	2,119	—	2,119
Japan	—	23,793	—	23,793
Luxembourg	—	150	—	150
Netherlands	342	4,365	—	4,707
Norway	—	835	—	835
Singapore	—	831	—	831
Spain	—	3,234	—	3,234
Sweden	—	1,331	—	1,331
Switzerland	—	11,747	—	11,747
United Kingdom	—	15,948	—	15,948
United States	—	353	—	353

Total Common Stocks	984	98,507	—	99,491

Options Purchased
Put Options Purchased	637	—	—	637
Short-Term Investments
Investment Companies	854	—	—	854

Total Investments in Securities	$2,475	$98,507	$—	$100,982

Appreciation in Other Financial Instruments
Futures Contracts	$230	$18	$—	$248

Depreciation in Other Financial Instruments
Options Written
Call Options Written	$(9,771)	$—	$—	$(9,771)
Put Options Written	(110)	—	—	(110)

Total Depreciation in Other Financial Instruments	$(9,881)	$—	$—	$(9,881)

110	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

International Research Enhanced Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$194,024	$—	$194,024
Austria	—	18,420	—	18,420
Denmark	—	134,277	—	134,277
Finland	—	24,221	—	24,221
France	—	522,852	—	522,852
Germany	—	400,268	—	400,268
Hong Kong	2	87,154	—	87,156
Ireland	26,550	13,321	—	39,871
Italy	—	87,809	—	87,809
Japan	—	971,923	—	971,923
Luxembourg	—	6,219	—	6,219
Malta	—	—	1	1
Netherlands	14,086	178,796	—	192,882
Norway	—	35,863	—	35,863
Singapore	—	33,913	—	33,913
Spain	—	133,856	—	133,856
Sweden	—	55,047	—	55,047
Switzerland	—	482,481	—	482,481
United Kingdom	—	658,908	—	658,908
United States	—	14,574	—	14,574

Total Common Stocks	40,638	4,053,926	1	4,094,565

Short-Term Investments
Investment Companies	138,332	—	—	138,332
Investment of cash collateral from securities loaned	305,344	—	—	305,344

Total Short-Term Investments	443,676	—	—	443,676

Total Investments in Securities	$484,314	$4,053,926	$1	$4,538,241

Appreciation in Other Financial Instruments
Futures Contracts	$11,497	$—	$—	$11,497

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	111

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

International Value Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$20,906	$—	$20,906
Austria	434	1,864	—	2,298
Belgium	—	3,400	—	3,400
China	—	1,462	—	1,462
Denmark	—	3,122	—	3,122
Finland	—	4,695	—	4,695
France	—	21,557	—	21,557
Georgia	—	677	—	677
Germany	494	21,948	—	22,442
Hong Kong	—	5,832	—	5,832
India	—	285	—	285
Ireland	—	536	—	536
Israel	—	1,155	—	1,155
Italy	—	5,107	—	5,107
Japan	—	69,652	—	69,652
Luxembourg	—	1,205	—	1,205
Malta	—	323	—	323
Netherlands	1,146	12,820	—	13,966
New Zealand	—	197	—	197
Norway	—	6,817	—	6,817
Russia	—	436	—	436
Singapore	—	3,307	—	3,307
South Africa	—	1,415	—	1,415
Spain	—	7,479	—	7,479
Sweden	—	8,362	—	8,362
Switzerland	—	20,333	—	20,333
United Kingdom	795	36,904	—	37,699
United States	362	167	—	529

Total Common Stocks	3,231	261,963	—	265,194

Short-Term Investments
Investment Companies	4,976	—	—	4,976
Investment of cash collateral from securities loaned	3,129	—	—	3,129

Total Short-Term Investments	8,105	—	—	8,105

Total Investments in Securities	$11,336	$261,963	$—	$273,299

Appreciation in Other Financial Instruments
Futures Contracts	$133	$363	$—	$496

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Funds.

As of April 30, 2020, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A or Regulation S under the Securities Act.

C. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and/or the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be

112	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability.

The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of April 30, 2020 (amounts in thousands).

	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Emerging Markets Equity Fund	$126,114	$(126,114)	$—
Emerging Markets Research Enhanced Equity Fund	5,853	(5,853)	—
Europe Dynamic Fund	35,227	(35,227)	—
International Advantage Fund	72,637	(72,637)	—
International Equity Fund	104,180	(104,180)	—
International Focus Fund	139,159	(139,159)	—
International Research Enhanced Equity Fund	282,127	(282,127)	—
International Value Fund	2,936	(2,936)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.15% to 0.06%. For the six months ended April 30, 2020, JPMIM waived fees associated with the Funds’ investment in the JPMorgan U.S. Government Money Market Fund as follows (amounts in thousands):

Emerging Markets Equity Fund	$3
Emerging Markets Research Enhanced Equity Fund	2
Europe Dynamic Fund	1
International Advantage Fund	2
International Equity Fund	2
International Focus Fund	4
International Research Enhanced Equity Fund	4
International Value Fund	1

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).

International Hedged Equity Fund did not have any securities out on loan at April 30, 2020.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	113

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

D. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with the Funds may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Amounts in the table below are in thousands.

Emerging Markets Equity Fund
For the six months ended April 30, 2020
Security Description	Value at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2020	Shares at April 30, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.63% (a)(b)	$168,369	$1,329,842	$1,373,681	$(59)	$101	$124,572	124,472	$1,173		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.77% (a)(b)	8,001	200,000	127,000	12 *	36	81,049	81,033	159	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.23% (a)(b)	5,485	192,085	149,316	—	—	48,254	48,254	36	*	—

Total	$181,855	$1,721,927	$1,649,997	$(47)	$137	$253,875		$1,368		$—

Emerging Markets Research Enhanced Equity Fund
For the six months ended April 30, 2020
Security Description	Value at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2020	Shares at April 30, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.63% (a)(b)	$22,226	$780,662	$778,821	$(3)	$20	$24,084	24,064	$390		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.77% (a)(b)	—	215,000	212,001	(9)*	1	2,991	2,991	96	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.23% (a)(b)	2,216	182,716	181,686	—	—	3,246	3,246	28	*	—

Total	$24,442	$1,178,378	$1,172,508	$(12)	$21	$30,321		$514		$—

Europe Dynamic Fund
For the six months ended April 30, 2020
Security Description	Value at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2020	Shares at April 30, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.63% (a)(b)	$130	$154,102	$150,069	$15	$7	$4,185	4,181	$106		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.77% (a)(b)	—	35,000	5,000	1 *	5	30,006	30,000	8	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.23% (a)(b)	286	47,504	36,507	—	—	11,283	11,283	12	*	—

Total	$416	$236,606	$191,576	$16	$12	$45,474		$126		$—

114	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

International Advantage Fund
For the six months ended April 30, 2020
Security Description	Value at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2020	Shares at April 30, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.63% (a)(b)	$42,366	$464,489	$478,051	$(48)	$16	$28,772	28,750	$311		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.77% (a)(b)	1,005	110,000	77,999	(9)*	8	33,005	32,997	61	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.23% (a)(b)	966	138,064	95,656	—	—	43,374	43,374	33	*	—

Total	$44,337	$712,553	$651,706	$(57)	$24	$105,151		$405		$—

International Equity Fund
For the six months ended April 30, 2020
Security Description	Value at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2020	Shares at April 30, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.63% (a)(b)	$49,197	$392,707	$413,188	$(29)	$5	$28,692	28,670	$370		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.77% (a)(b)	40,003	200,000	171,001	8 *	15	69,025	69,011	176	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.23% (a)(b)	12,516	161,986	131,972	—	—	42,530	42,530	43	*	—

Total	$101,716	$754,693	$716,161	$(21)	$20	$140,247		$589		$—

International Focus Fund
For the six months ended April 30, 2020
Security Description	Value at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2020	Shares at April 30, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.63% (a)(b)	$48,921	$415,838	$432,073	$18	$20	$32,724	32,698	$343		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.77% (a)(b)	55,000	320,000	251,000	(11)*	27	124,016	123,991	223	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.23% (a)(b)	20,853	261,394	257,213	—	—	25,034	25,034	63	*	—

Total	$124,774	$997,232	$940,286	$7	$47	$181,774		$629		$—

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	115

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

International Hedged Equity Fund
For the six months ended April 30, 2020
Security Description	Value at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2020		Shares at April 30, 2020		Dividend Income		Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.17% (a)(b)	$850	$79,421	$79,417	$—		$—	$854		854		$20		$—

International Research Enhanced Equity Fund
For the six months ended April 30, 2020
Security Description	Value at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2020		Shares at April 30, 2020		Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.63% (a)(b)	$154,151	$718,672	$734,533	$(55)		$97	$138,332		138,222		$1,357		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.77% (a)(b)	76,005	296,000	240,000	1	*	25	132,031		132,004		187	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.23% (a)(b)	30,261	342,584	199,532	—		—	173,313		173,313		72	*	—

Total	$260,417	$1,357,256	$1,174,065	$(54)		$122	$443,676				$1,616		$—

International Value Fund
For the six months ended April 30, 2020
Security Description	Value at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2020		Shares at April 30, 2020		Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.63% (a)(b)	$3,487	$46,394	$44,910	$2		$3	$4,976		4,972		$63		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.77% (a)(b)	2,000	11,000	13,000	—	(c)*	—	—	(c)	—	(c)	13	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.23% (a)(b)	2,026	26,388	25,285	—		—	3,129		3,129		13	*	—

Total	$7,513	$83,782	$83,195	$2		$3	$8,105				$89		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of April 30, 2020.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statements of Operations.

116	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

F. Options — International Hedged Equity Fund purchased and sold (“wrote”) put and call options on indices to manage and hedge equity risk within its portfolio. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.

Options Purchased — Premiums paid by the Fund for options purchased are included on the Statements of Assets and Liabilities as Options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or will offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Fund for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as Change in net unrealized appreciation/depreciation on options written on the Statements of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund’s exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions). The Fund’s over-the-counter (“OTC”) options are subject to master netting agreements.

The Fund may be required to post or receive collateral for OTC options. Cash collateral posted by the Fund is considered restricted.

The table below discloses the volume of the Fund’s options contracts activity during the six months ended April 30, 2020 (amounts in thousands, except number of contracts):

International Hedged Equity Fund
Exchange-Traded Options:
Average Number of Contracts Purchased	473
Average Number of Contracts Written	946
Ending Number of Contracts Purchased	631
Ending Number of Contracts Written	1262

G. Futures Contracts — The Funds used index futures contracts to gain or reduce exposure to the stock market, or maintain liquidity or minimize transaction costs. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	117

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the six months ended April 30, 2020 (amounts in thousands):

	Emerging Markets Research Enhanced Equity Fund		Europe Dynamic Fund		International Advantage Fund	International Hedged Equity Fund	International Research Enhanced Equity Fund	International Value Fund
Futures Contracts — Equity:
Average Notional Balance Long	$46,103	(a)	$10,036		$32,282	$2,954	$151,128	$9,549
Average Notional Balance Short	—		7,291	(b)	—	—	—	—
Ending Notional Balance Long	31,574		1,528		23,804	3,544	139,823	5,137

(a)	For the period December 1, 2019 through April 30, 2020.
(b)	For the period November 1, 2019 through November 30, 2019.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

H. Offering and Organization Costs — Total offering costs of approximately $48,000 and $103,000 paid in connection with the offering of shares of Emerging Markets Research Enhanced Equity Fund and International Hedged Equity Fund, respectively, are amortized on a straight line basis over 12 months from the date the Funds commenced operations. Costs paid in connection with the organization of Emerging Markets Research Enhanced Equity Fund and International Hedged Equity Fund, if any, were recorded as an expense at the time it commenced operations. For the six months ended April 30, 2020, total offering costs amortized were approximately $5,000 and $39,000 for the Emerging Markets Research Enhanced Equity Fund and International Hedged Equity Fund, respectively.

I. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend. Certain Funds may receive other income from investments in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Funds. These amounts are included in Interest income from non-affiliates on the Statements of Operations.

J. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

118	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each class of the Funds for the six months ended April 30, 2020 are as follows (amounts in thousands):

	Class A		Class C		Class I		Class L		Class R2		Class R3		Class R4		Class R5		Class R6		Total
Emerging Markets Equity Fund
Transfer agency fees	$28		$4		$29		$8		$1		$—	(a)	$—	(a)	$3		$93		$166
Emerging Markets Research Enhanced Equity Fund
Transfer agency fees	n/a		n/a		—	(a)	n/a		n/a		n/a		n/a		n/a		3		3
Europe Dynamic Fund
Transfer agency fees	9		2		3		—	(a)	n/a		n/a		n/a		n/a		1		15
International Advantage Fund
Transfer agency fees	9		1		1		n/a		27		n/a		n/a		n/a		7		45
International Equity Fund
Transfer agency fees	22		2		3		n/a		—	(a)	n/a		n/a		—	(a)	11		38
International Focus Fund
Transfer agency fees	5		2		5		n/a		1		n/a		n/a		1		8		22
International Hedged Equity Fund
Transfer agency fees	—	(a)	—	(a)	1		n/a		n/a		n/a		n/a		—	(a)	—	(a)	1
International Research Enhanced Equity Fund
Transfer agency fees	27		n/a		2		n/a		n/a		n/a		n/a		n/a		18		47
International Value Fund
Transfer agency fees	6		1		2		—	(a)	1		n/a		n/a		—	(a)	—	(a)	10

(a)	Amount rounds to less than one thousand.

K. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of April 30, 2020, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

L. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. When a capital gain tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

M. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid annually. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets.

The annual rate for each Fund is as follows:

Emerging Markets Equity Fund	0.68%
Emerging Markets Research Enhanced Equity Fund	0.25
Europe Dynamic Fund	0.60
International Advantage Fund	0.50
International Equity Fund	0.50
International Focus Fund	0.60
International Hedged Equity Fund	0.25
International Research Enhanced Equity Fund	0.20
International Value Fund	0.55

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	119

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

B. Administration Fee — Pursuant to Administration Agreements, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the six months ended April 30, 2020, the effective annualized rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements, with the exception of Class R5 Shares and Class R6 Shares of International Hedged Equity Fund which had an effective annualized rate of 0.07%.

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Emerging Markets Equity Fund	0.25%	0.75%	0.50%	0.25%
Europe Dynamic Fund	0.25	0.75	n/a	n/a
International Advantage Fund	0.25	0.75	0.50	n/a
International Equity Fund	0.25	0.75	0.50	n/a
International Focus Fund	0.25	0.75	0.50	n/a
International Hedged Equity Fund	0.25	0.75	n/a	n/a
International Research Enhanced Equity Fund	0.25	n/a	n/a	n/a
International Value Fund	0.25	0.75	0.50	n/a

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2020, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge		CDSC
Emerging Markets Equity Fund	$65		$—	(a)
Europe Dynamic Fund	2		—
International Advantage Fund	1		—
International Equity Fund	55		1
International Focus Fund	19		—	(a)
International Hedged Equity Fund	1		—
International Research Enhanced Equity Fund	—	(a)	—
International Value Fund	18		—

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Emerging Markets Equity Fund	0.25%	0.25%	0.25%	0.10%	0.25%	0.25%	0.25%	0.10%
Emerging Markets Research Enhanced Equity Fund	n/a	n/a	0.25	n/a	n/a	n/a	n/a	n/a
Europe Dynamic Fund	0.25	0.25	0.25	0.10	n/a	n/a	n/a	n/a
International Advantage Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	n/a
International Equity Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
International Focus Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
International Hedged Equity Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
International Research Enhanced Equity Fund	0.25	n/a	0.25	n/a	n/a	n/a	n/a	n/a
International Value Fund	0.25	0.25	0.25	0.10	0.25	n/a	n/a	0.10

120	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included as Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L		Class R2	Class R3	Class R4	Class R5	Class R6
Emerging Markets Equity Fund	1.24%	1.74%	0.99%	n/a	(1)	1.54%	1.29%	1.04%	0.89%	0.79%
Emerging Markets Research Enhanced Equity Fund	n/a	n/a	0.45	n/a		n/a	n/a	n/a	n/a	0.35
Europe Dynamic Fund	1.24	1.74	0.99	n/a		n/a	n/a	n/a	n/a	n/a
International Advantage Fund	0.95	1.45	0.70	n/a		1.25	n/a	n/a	n/a	0.50
International Equity Fund	0.95	1.45	0.70	n/a		1.25	n/a	n/a	0.60	0.50
International Focus Fund	1.00	1.50	0.75	n/a		1.30	n/a	n/a	0.65	0.55
International Hedged Equity Fund	0.85	1.35	0.60	n/a		n/a	n/a	n/a	0.45	0.35
International Research Enhanced Equity Fund	0.60	n/a	0.35	n/a		n/a	n/a	n/a	n/a	0.25
International Value Fund	1.00	1.50	0.75	n/a		1.30	n/a	n/a	0.65	0.55

(1)	Effective March 1, 2020, the contractual expense limitation for Class L Shares expired. Prior to March 1, 2020, the contractual expense limitation was 0.95% for Class L Shares.

Except as noted above, the expense limitation agreements were in effect for the six months ended April 30, 2020 and are in place until February 28, 2021.

For the six months ended April 30, 2020, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees		Total	Contractual Reimbursements
Emerging Markets Equity Fund	$858	$570	$755		$2,183	$93
Emerging Markets Research Enhanced Equity Fund	115	77	—	(a)	192	5
Europe Dynamic Fund	—	—	21		21	—
International Advantage Fund	651	435	86		1,172	—	(a)
International Equity Fund	938	624	156		1,718	1
International Focus Fund	1,177	785	98		2,060	7
International Hedged Equity Fund	95	32	1		128	56
International Research Enhanced Equity Fund	758	505	343		1,606	—
International Value Fund	201	121	63		385	—	(a)

(a)	Amount rounds to less than one thousand.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	121

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

The amounts of these waivers resulting from investments in these money market funds for the six months ended April 30, 2020 were as follows (amounts in thousands):

Emerging Markets Equity Fund	$155
Emerging Markets Research Enhanced Equity Fund	69
Europe Dynamic Fund	13
International Advantage Fund	42
International Equity Fund	51
International Focus Fund	53
International Hedged Equity Fund	3
International Research Enhanced Equity Fund	182
International Value Fund	8

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended April 30, 2020, Emerging Markets Equity Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2020, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Emerging Markets Equity Fund	$2,813,915	$460,593
Emerging Markets Research Enhanced Equity Fund	1,126,545	521,333
Europe Dynamic Fund	349,625	384,501
International Advantage Fund	789,329	735,124
International Equity Fund	492,514	387,276
International Focus Fund	691,918	482,225
International Hedged Equity Fund	85,280	31,484
International Research Enhanced Equity Fund	1,267,069	1,021,570
International Value Fund	97,764	130,638

During the six months ended April 30, 2020, there were no purchases or sales of U.S. Government securities.

122	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at April 30, 2020 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Markets Equity Fund	$6,980,755	$1,477,626	$561,590	$916,036
Emerging Markets Research Enhanced Equity Fund	2,562,890	123,728	348,606	(224,878)
Europe Dynamic Fund	472,725	31,262	45,010	(13,748)
International Advantage Fund	1,623,558	103,894	171,849	(67,955)
International Equity Fund	2,342,906	593,638	170,276	423,362
International Focus Fund	2,651,599	149,601	138,343	11,258
International Hedged Equity Fund	104,098	6,216	18,965	(12,749)
International Research Enhanced Equity Fund	4,843,280	371,478	665,020	(293,542)
International Value Fund	351,127	6,647	83,979	(77,332)

At October 31, 2019, the following Funds had net capital loss carryforwards as follows (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term		Long-Term
Emerging Markets Equity Fund	$7,673		$116,595
Europe Dynamic Fund	111,146		2,935
International Advantage Fund	222,918		54,545
International Equity Fund	38,501		19,256
International Focus Fund	42,042	*	6,985	*
International Hedged Equity Fund	153		297
International Research Enhanced Equity Fund	16,878		145,754
International Value Fund	38,435		7,625

At October 31, 2019, the following Funds utilized capital loss carryforwards as follows (amounts in thousands):

	Capital Loss Utilized
	Short-Term	Long-Term
Emerging Markets Equity Fund	$—	$10,702

*	Amount includes capital loss carryforwards which are limited in future years under Internal Revenue Code sections 381—384.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund at April 30, 2020. Average borrowings from the Facility during the six months ended April 30, 2020, were as follows (amounts in thousands, except number of days outstanding):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Emerging Markets Research Enhanced Equity Fund	$20,330	1.67%	4	$3
Europe Dynamic Fund	2,326	1.85	3	—	(a)
International Advantage Fund	20,534	1.87	3	4
International Hedged Equity Fund	3,784	0.79	2	—	(a)

(a)	Amount rounds to less than one thousand.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	123

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 2, 2020.

The Funds had no borrowings outstanding from the unsecured, uncommitted facility during the six months ended April 30, 2020.

The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month London InterBank Offered Rate (“LIBOR”). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 13, 2019, this agreement has been amended and restated for a term of 364 days, unless extended.

The Funds did not utilize the Credit Facility during the six months ended April 30, 2020.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of April 30, 2020, the following Funds had individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/ or Affiliated Omnibus Accounts	% of the Fund	Number of individual shareholder and/ or Non-Affiliated Omnibus Accounts	% of the Fund
Emerging Markets Equity Fund	—	—%	2	26.1%
Emerging Markets Research Enhanced Equity Fund	4	58.5	—	—
Europe Dynamic Fund	4	60.2	1	12.0
International Advantage Fund	5	72.9	—	—
International Equity Fund	2	41.0	1	12.4
International Focus Fund	4	68.5	—	—
International Hedged Equity Fund	1	49.8	1	19.1
International Research Enhanced Equity Fund	3	31.0	—	—
International Value Fund	—	—	1	72.8

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

As of April 30, 2020, the J.P. Morgan Investor Funds, the JPMorgan SmartRetirement Funds and the SmartRetirement Blend Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds	JPMorgan SmartRetirement Blend Funds
Emerging Markets Equity Fund	—%	12.5%	—%
Emerging Markets Research Enhanced Equity Fund	—	65.0	19.1
Europe Dynamic Fund	51.8	—	—
International Advantage Fund	—	95.8	—
International Equity Fund	—	54.6	—
International Focus Fund	—	76.1	—
International Research Enhanced Equity Fund	15.6	64.2	—

124	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the period depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2020, the following Funds had non-U.S. country allocations representing greater than 10% of total investments (excluding investment of cash collateral from securities loaned) as follows:

	China	France	Germany	India	Japan
Emerging Markets Equity Fund	35.5%	—%	—%	16.5%	—%
Emerging Markets Research Enhanced Equity Fund	39.4	—	—	—	—
Europe Dynamic Fund	—	14.9	13.1	—	—
International Advantage Fund	—	—	—	—	25.7
International Equity Fund	—	13.3	—	—	15.4
International Focus Fund	10.0	—	10.1	—	—
International Hedged Equity Fund	—	12.5	—	—	23.6
International Research Enhanced Equity Fund	—	12.4	—	—	23.0
International Value Fund	—	—	—	—	25.8

	South Korea	Switzerland	Taiwan	United Kingdom
Emerging Markets Research Enhanced Equity Fund	12.3%	—%	12.0%	—%
Europe Dynamic Fund	—	20.9	—	17.5
International Advantage Fund	—	11.8	—	11.1
International Equity Fund	—	13.9	—	14.8
International Focus Fund	—	11.1	—	20.0
International Hedged Equity Fund	—	11.6	—	15.8
International Research Enhanced Equity Fund	—	11.4	—	15.6
International Value Fund	—	—	—	14.0

As of April 30, 2020, a significant portion of each Fund’s investments consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of a Fund and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	125

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

The Funds are subject to infectious disease epidemics/pandemics risk. Recently, the worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

126	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2019, and continued to hold your shares at the end of the reporting period, April 30, 2020.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Emerging Markets Equity Fund
Class A
Actual	$1,000.00	$897.40	$5.85	1.24%
Hypothetical	1,000.00	1,018.70	6.22	1.24
Class C
Actual	1,000.00	895.20	8.20	1.74
Hypothetical	1,000.00	1,016.21	8.72	1.74
Class I
Actual	1,000.00	898.60	4.67	0.99
Hypothetical	1,000.00	1,019.94	4.97	0.99
Class L
Actual	1,000.00	899.30	4.20	0.89
Hypothetical	1,000.00	1,020.44	4.47	0.89
Class R2
Actual	1,000.00	896.30	7.26	1.54
Hypothetical	1,000.00	1,017.21	7.72	1.54
Class R3
Actual	1,000.00	897.50	6.09	1.29
Hypothetical	1,000.00	1,018.45	6.47	1.29
Class R4
Actual	1,000.00	898.30	4.91	1.04
Hypothetical	1,000.00	1,019.69	5.22	1.04
Class R5
Actual	1,000.00	899.20	4.20	0.89
Hypothetical	1,000.00	1,020.44	4.47	0.89
Class R6
Actual	1,000.00	899.50	3.73	0.79
Hypothetical	1,000.00	1,020.93	3.97	0.79

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	127

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Emerging Markets Research Enhanced Equity Fund
Class I
Actual	$1,000.00	$882.10	$2.01	0.43%
Hypothetical	1,000.00	1,022.73	2.16	0.43
Class R6
Actual	1,000.00	882.70	1.64	0.35
Hypothetical	1,000.00	1,023.12	1.76	0.35

JPMorgan Europe Dynamic Fund
Class A	1,000.00	833.50	5.65	1.24
Actual	1,000.00	1,018.70	6.22	1.24
Hypothetical
Class C	1,000.00	830.90	7.92	1.74
Actual	1,000.00	1,016.21	8.72	1.74
Hypothetical
Class I	1,000.00	834.40	4.52	0.99
Actual	1,000.00	1,019.94	4.97	0.99
Hypothetical
Class L	1,000.00	834.90	3.88	0.85
Actual	1,000.00	1,020.64	4.27	0.85
Hypothetical
Class R6	1,000.00	835.20	3.42	0.75
Actual	1,000.00	1,021.13	3.77	0.75
Hypothetical

JPMorgan International Advantage Fund
Class A	1,000.00	838.10	4.34	0.95
Actual	1,000.00	1,020.14	4.77	0.95
Hypothetical
Class C	1,000.00	836.60	6.62	1.45
Actual	1,000.00	1,017.65	7.27	1.45
Hypothetical
Class I	1,000.00	839.40	3.20	0.70
Actual	1,000.00	1,021.38	3.52	0.70
Hypothetical
Class R2	1,000.00	837.10	5.71	1.25
Actual	1,000.00	1,018.65	6.27	1.25
Hypothetical
Class R6	1,000.00	840.50	2.29	0.50
Actual	1,000.00	1,022.38	2.51	0.50
Hypothetical

JPMorgan International Equity Fund
Class A	1,000.00	874.00	4.43	0.95
Actual	1,000.00	1,020.14	4.77	0.95
Hypothetical
Class C	1,000.00	871.20	6.75	1.45
Actual	1,000.00	1,017.65	7.27	1.45
Hypothetical
Class I	1,000.00	875.00	3.26	0.70
Actual	1,000.00	1,021.38	3.52	0.70
Hypothetical
Class R2	1,000.00	872.30	5.82	1.25
Actual	1,000.00	1,018.65	6.27	1.25
Hypothetical
Class R5	1,000.00	875.50	2.80	0.60
Actual	1,000.00	1,021.88	3.02	0.60
Hypothetical

128	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan International Equity Fund (continued)
Class R6	$1,000.00	$875.70	$2.33	0.50%
Actual	1,000.00	1,022.38	2.51	0.50
Hypothetical

JPMorgan International Focus Fund (formerly known as JPMorgan International Unconstrained Equity Fund)
Class A	1,000.00	902.50	4.73	1.00
Actual	1,000.00	1,019.89	5.02	1.00
Hypothetical
Class C	1,000.00	900.80	7.09	1.50
Actual	1,000.00	1,017.40	7.52	1.50
Hypothetical
Class I	1,000.00	904.00	3.55	0.75
Actual	1,000.00	1,021.13	3.77	0.75
Hypothetical
Class R2	1,000.00	901.40	6.15	1.30
Actual	1,000.00	1,018.40	6.52	1.30
Hypothetical
Class R5	1,000.00	904.10	3.08	0.65
Actual	1,000.00	1,021.63	3.27	0.65
Hypothetical
Class R6	1,000.00	904.70	2.60	0.55
Actual	1,000.00	1,022.13	2.77	0.55
Hypothetical

JPMorgan International Hedged Equity Fund
Class A	1,000.00	913.30	4.04	0.85
Actual	1,000.00	1,020.64	4.27	0.85
Hypothetical
Class C	1,000.00	910.80	6.41	1.35
Actual	1,000.00	1,018.15	6.77	1.35
Hypothetical
Class I	1,000.00	914.40	2.86	0.60
Actual	1,000.00	1,021.88	3.02	0.60
Hypothetical
Class R5	1,000.00	915.40	2.14	0.45
Actual	1,000.00	1,022.63	2.26	0.45
Hypothetical
Class R6	1,000.00	915.60	1.67	0.35
Actual	1,000.00	1,023.12	1.76	0.35
Hypothetical

JPMorgan International Research Enhanced Equity Fund
Class A	1,000.00	847.90	2.76	0.60
Actual	1,000.00	1,021.88	3.02	0.60
Hypothetical
Class I	1,000.00	848.90	1.56	0.34
Actual	1,000.00	1,023.17	1.71	0.34
Hypothetical
Class R6	1,000.00	849.00	1.10	0.24
Actual	1,000.00	1,023.67	1.21	0.24
Hypothetical

JPMorgan International Value Fund
Class A	1,000.00	767.50	4.39	1.00
Actual	1,000.00	1,019.89	5.02	1.00
Hypothetical

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	129

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value November 1, 2019	Ending Account Value April 30, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan International Value Fund (continued)
Class C	$1,000.00	$765.60	$6.58	1.50%
Actual	1,000.00	1,017.40	7.52	1.50
Hypothetical
Class I	1,000.00	768.70	3.30	0.75
Actual	1,000.00	1,021.13	3.77	0.75
Hypothetical
Class L	1,000.00	769.00	2.86	0.65
Actual	1,000.00	1,021.63	3.27	0.65
Hypothetical
Class R2	1,000.00	767.10	5.71	1.30
Actual	1,000.00	1,018.40	6.52	1.30
Hypothetical
Class R5	1,000.00	768.80	2.86	0.65
Actual	1,000.00	1,021.63	3.27	0.65
Hypothetical
Class R6	1,000.00	769.20	2.42	0.55
Actual	1,000.00	1,022.13	2.77	0.55
Hypothetical

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

130	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	APRIL 30, 2020

LIQUIDITY RISK MANAGEMENT PROGRAM

(Unaudited)

Each of the Funds has adopted the J.P. Morgan Funds Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Among other things, the Liquidity Rule requires that a written report be provided to the Boards of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquidity Investment Minimum (“HLIM”) established for a Fund and any material changes to the Program.

The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). On February 11, 2020, the Board of Trustees reviewed the Program Administrator’s initial written report (the “Report”) concerning the operation of the Program for the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.

The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying each of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined under the Liquidity Rule), whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for this limit; (4) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined under the Liquidity Rule) and the procedures for monitoring for this limit; and (5) specific liquidity events arising during the Program Reporting Period, including the impact on Fund liquidity caused by extended non-U.S. market closures.

Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

APRIL 30, 2020	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	131

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, each Fund filed a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2020. All rights reserved. April 2020.	SAN-INTEQ-420

J.P. Morgan Funds

Semi-Annual Report

April 30, 2020 (Unaudited)

JPMorgan International Equity Plus Fund

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategy and risks. Call J.P. Morgan Funds Service Center at 1-800- 480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

April 30, 2020 (Unaudited)

“Our extensive planning and testing of resiliency protocols enabled us to provide uninterrupted and expanded assistance to our clients and fund shareholders even as the COVID-19 crisis dramatically increased the volume of client questions and the demand for investment solutions.”

-         Andrea L. Lisher

June 11, 2020

Dear Shareholders,

Many have faced significant challenges since my last letter, whether related to the COVID-19 pandemic or the recent acts of racism and discrimination around the world. While many have endured uncertainty and abrupt changes in their personal and professional lives related to these challenges, you can be confident that J.P. Morgan Asset Management is well-prepared for adverse events and is taking action to ensure that our clients and mutual fund shareholders continue to receive the service that is the foundation of our enterprise.

Our extensive planning and testing of resiliency protocols enabled us to provide uninterrupted and expanded assistance to our clients and fund shareholders even as the COVID-19 crisis dramatically increased the volume of client questions and the demand for investment solutions. While our own employees transitioned to working from home, they worked tirelessly to guide our clients and shareholders through this unprecedented time. We are here for you - our clients and fund shareholders - regardless of the economic, market or social and civic environment. That’s how we have always operated and we will not waiver in that commitment.

JPMorgan Chase & Co. has also recommitted its firm stance against any form of racism, discrimination, or social injustice. As Brian Lamb, Global Head of Diversity & Inclusion, recently said, “We are working across the entire firm — being intentional to strengthen our inclusive environment where our employees, customers and partners feel welcomed and valued in the communities where we do business.” To learn more, please visit JPMorgan Chase & Co.’s Diversity & Inclusion website.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your assets. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

1

JPMorgan International Equity Plus Fund

FUND SUMMARY

SIX MONTHS ENDED APRIL 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(14.69)%
MSCI EAFE Index (net of foreign withholding taxes)	(14.21)%
Net Assets as of 4/30/2020	$8,834,877

INVESTMENT OBJECTIVE** AND STRATEGIES

The JPMorgan International Equity Plus Fund seeks to provide long-term capital appreciation. Under normal circumstances, at least 80% of the value of the Fund’s Assets, which are expected to include both long and short positions, will be invested in, or have exposure to, equity investments and derivatives tied to those equity investments. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund’s assets are invested primarily in long and short positions of equity securities of companies from developed countries other than the United States. Developed countries include Australia, Canada, Japan, New Zealand, Hong Kong, Singapore, Israel, the United Kingdom, and most of the countries of Western Europe.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1. Roche Holding AG (Switzerland)	4.1%
2. Novo Nordisk A/S, Class B (Denmark)	2.9
3. Nestle SA (Registered) (Switzerland)	2.7
4. Air Liquide SA (France)	2.5
5. Iberdrola SA (Spain)	2.4
6. Sanofi (France)	2.4
7. SAP SE (Germany)	2.2
8. Enel SpA (Italy)	2.1
9. Unilever NV (United Kingdom)	2.0
10. ASML Holding NV (Netherlands)	2.0

PORTFOLIO COMPOSITION BY COUNTRY***

Japan	20.6%
United Kingdom	14.4
France	12.9
Switzerland	10.9
Germany	8.7
Netherlands	4.4
Spain	4.1
Denmark	3.7
Australia	3.1
Italy	3.0
Hong Kong	2.2
Sweden	1.7
Ireland	1.1
Taiwan	1.1
India	1.0
Norway	1.0
Others (each less than 1.0%)	3.4
Short-Term Investments	2.7

*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2020. The Fund’s portfolio composition is subject to change.

2

JPMorgan International Equity Plus Fund

FUND SUMMARY

SIX MONTHS ENDED APRIL 30, 2020 (Unaudited) (continued)

TOTAL RETURNS AS OF APRIL 30, 2020

	INCEPTION DATE OF CLASS	6 MONTH*	SINCE INCEPTION

CLASS A SHARES	June 25, 2019
With Sales Charge**		(19.21)%	(16.45)%
Without Sales Charge		(14.73)	(11.83)

CLASS C SHARES	June 25, 2019
With CDSC***		(15.99)	(13.21)
Without CDSC		(14.99)	(12.21)

CLASS I SHARES	June 25, 2019	(14.69)	(11.67)

* Not annualized.

** Sales Charge for Class A Shares is 5.25%.

***	Assumes a 1% CDSC (contingent deferred sales charge) for the 6 month period.

LIFE OF FUND PERFORMANCE (6/25/19 TO 4/30/20)

$883,290
$881,310
1,095,000
1,070,000
1,045,000
1,020,000
995,000
970,000
945,000
920,000
895,000
870,000
845,000
820,000
6/25/19
7/19
8/19
9/19
10/19
11/19
12/19
1/20
2/20
3/20
4/20
JPMorgan International Equity Plus Fund - Class I Shares
MSCI EAFE Index (net of foreign withholding taxes)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

3

JPMorgan International Equity Plus Fund

FUND SUMMARY

SIX MONTHS ENDED APRIL 30, 2020 (Unaudited) (continued)

The Fund commenced operations on June 25, 2019.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan International Equity Plus Fund and the MSCI EAFE Index from June 25, 2019 to April 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4

JPMorgan International Equity Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited)

Investments	Shares	Value ($)

COMMON STOCKS - 95.0%

Australia - 3.0%
Australia & New Zealand Banking
Group Ltd.	6,622	71,931
Goodman Group, REIT	5,820	49,570
Rio Tinto Ltd.	2,579	145,356

		266,857

Austria - 0.6%
Erste Group Bank AG	2,426	52,578

Belgium - 0.3%
Anheuser-Busch InBev SA/NV	536	24,961

Denmark - 3.6%
Novo Nordisk A/S, Class B	3,907	249,228
Orsted A/S(a)	694	70,101

		319,329

France - 12.6%
Air Liquide SA	1,702	216,246
Airbus SE*	850	53,821
Alstom SA	1,818	74,573
BNP Paribas SA	2,349	73,797
LVMH Moet Hennessy Louis
Vuitton SE	177	68,427
Safran SA	786	73,075
Sanofi	2,079	203,064
Schneider Electric SE*	1,192	110,156
TOTAL SA	3,107	110,275
Vinci SA	1,549	126,897

		1,110,331

Germany - 8.5%
adidas AG	495	113,322
Bayer AG (Registered)	758	49,853
Brenntag AG	1,802	81,591
Deutsche Boerse AG	557	86,356
Deutsche Telekom AG (Registered)	6,330	92,542
Infineon Technologies AG	4,506	83,771
SAP SE	1,611	191,882
Volkswagen AG (Preference)	349	48,557

		747,874

Hong Kong - 2.2%
AIA Group Ltd.	16,200	148,680
Hong Kong Exchanges & Clearing Ltd.	1,400	44,887

		193,567

India - 1.0%
HDFC Bank Ltd., ADR	2,008	87,047

Ireland - 1.1%
Ryanair Holdings plc, ADR*	1,520	96,474

Italy - 2.9%
Enel SpA	26,887	183,650
FinecoBank Banca Fineco SpA*	6,389	71,184

		254,834

Investments	Shares	Value ($)
Japan - 20.1%
Ain Holdings, Inc.	600	33,657
Bridgestone Corp.	1,600	49,804
Daicel Corp.	4,300	34,905
Daikin Industries Ltd.	600	76,999
Honda Motor Co. Ltd.	4,400	106,850
Kao Corp.	2,000	154,233
Keyence Corp.	300	107,104
Mabuchi Motor Co. Ltd.	1,400	43,351
Marui Group Co. Ltd.	2,400	39,285
Mitsubishi Corp.	4,800	101,798
Mitsubishi UFJ Financial Group, Inc.	21,800	88,072
Mitsui Fudosan Co. Ltd.	3,900	71,709
Nichirei Corp.	2,000	50,031
Nintendo Co. Ltd.	300	123,877
Nippon Telegraph & Telephone Corp.	4,700	107,036
Otsuka Corp.	1,700	76,972
Otsuka Holdings Co. Ltd.	2,700	106,121
Sumitomo Mitsui Financial Group, Inc.	2,000	52,595
T&D Holdings, Inc.	3,500	30,253
Tokio Marine Holdings, Inc.	1,900	89,140
Tokyu Corp.	6,200	93,322
Toyota Motor Corp.	2,300	142,202

		1,779,316

Mexico - 0.7%
Wal-Mart de Mexico SAB de CV	26,368	63,642

Netherlands - 4.3%
Akzo Nobel NV	1,484	112,621
ASML Holding NV	583	170,286
ING Groep NV	6,693	37,499
Royal Dutch Shell plc, Class B	3,795	60,753

		381,159

Norway - 0.9%
Telenor ASA	5,457	83,705

Peru - 0.5%
Credicorp Ltd.	299	44,557

Singapore - 0.7%
DBS Group Holdings Ltd.	4,500	63,356

Spain - 4.0%
Bankia SA	21,504	21,883
Iberdrola SA	20,757	206,486
Industria de Diseno Textil SA	4,805	123,068

		351,437

Sweden - 1.6%
Lundin Energy AB	2,960	76,158
Svenska Handelsbanken AB, Class A*	7,528	68,711

		144,869

Switzerland - 10.7%
Cie Financiere Richemont SA (Registered)	1,430	81,129

SEE NOTES TO FINANCIAL STATEMENTS.

5

JPMorgan International Equity Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

Investments	Shares	Value ($)
Credit Suisse Group AG (Registered)*	2,422	22,115
LafargeHolcim Ltd. (Registered)*	1,777	73,804
Nestle SA (Registered)	2,204	233,426
Novartis AG (Registered)	1,404	119,815
Roche Holding AG	1,020	353,223
Swiss Re AG	794	57,697

		941,209

Taiwan - 1.1%
Taiwan Semiconductor
Manufacturing Co. Ltd., ADR	1,788	94,996

United Kingdom - 14.1%
3i Group plc	8,462	83,130
Beazley plc	5,015	24,797
BP plc	27,720	109,228
British American Tobacco plc	4,016	154,794
Burberry Group plc	2,515	43,669
Diageo plc	3,612	124,361
GlaxoSmithKline plc	4,253	88,729
HSBC Holdings plc	6,615	34,001
InterContinental Hotels Group plc	2,810	128,003
M&G plc	30,457	50,492
Prudential plc	6,986	98,554
Standard Chartered plc	9,640	49,257
Taylor Wimpey plc	43,518	80,371
Unilever NV	3,505	174,547

		1,243,933

United States - 0.5%
Ferguson plc	615	44,343

TOTAL COMMON STOCKS (Cost $9,590,225)		8,390,374

SHORT-TERM INVESTMENTS - 2.6%

INVESTMENT COMPANIES - 2.6%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.17%(b)(c)(Cost $228,417)	228,417	228,417

Total Investments - 97.6% (Cost $9,818,642)		8,618,791
Other Assets Less Liabilities - 2.4%		216,086

Net Assets - 100.0%		8,834,877

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

6

JPMorgan International Equity Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

Summary of Investments by Industry, April 30, 2020

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE

Pharmaceuticals	13.6%
Banks	9.5
Electric Utilities	5.3
Insurance	5.2
Chemicals	4.2
Oil, Gas & Consumable Fuels	4.1
Semiconductors & Semiconductor Equipment	4.0
Personal Products	3.8
Textiles, Apparel & Luxury Goods	3.6
Automobiles	3.5
Food Products	3.3
Diversified Telecommunication Services	3.3
Capital Markets	2.7
Trading Companies & Distributors	2.6
Software	2.2
Tobacco	1.8
Electrical Equipment	1.8
Beverages	1.7
Metals & Mining	1.7
Hotels, Restaurants & Leisure	1.5
Construction & Engineering	1.5
Aerospace & Defense	1.5
Entertainment	1.4
Specialty Retail	1.4
Electronic Equipment, Instruments & Components	1.2
Food & Staples Retailing	1.1
Airlines	1.1
Road & Rail	1.1
Others (each less than 1.0%)	7.6
Short-Term Investments	2.7

Abbreviations
ADR	American Depositary Receipt
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust

(a)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of April 30, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

7

JPMorgan International Equity Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

Futures contracts outstanding as of April 30, 2020:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
SPI 200 Index	1	06/2020	AUD	88,331	6,112
TOPIX Index	2	06/2020	JPY	270,885	19,583

					25,695

Abbreviations
AUD	Australian Dollar
JPY	Japanese Yen
SPI	Australian Securities Exchange
TOPIX	Tokyo Stock Price Index

Forward foreign currency exchange contracts outstanding as of April 30, 2020:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
AUD	403,242	USD	257,039	BNP Paribas	5/29/2020	5,757
CHF	11,265	USD	11,581	Merrill Lynch International	5/29/2020	97
EUR	11,208	USD	12,186	Merrill Lynch International	5/29/2020	102
EUR	19,223	USD	20,879	State Street Corp.	5/29/2020	196
GBP	95,967	USD	118,495	Merrill Lynch International	5/29/2020	2,387
GBP	1,848	USD	2,291	State Street Corp.	5/29/2020	37
JPY	36,630,186	USD	340,583	BNP Paribas	5/29/2020	867
SEK	1,242,830	USD	123,388	Merrill Lynch International	5/29/2020	4,036
SGD	68,410	USD	47,989	State Street Corp.	5/29/2020	529

Total unrealized appreciation						14,008

AUD	13,433	USD	8,788	BNP Paribas	5/29/2020	(34)
HKD	1,020,456	USD	131,595	State Street Corp.	5/29/2020	(11)
JPY	2,138,923	USD	20,054	State Street Corp.	5/29/2020	(116)
USD	84,909	DKK	586,140	TD Bank Financial Group	5/29/2020	(1,211)
USD	490,185	EUR	453,750	Merrill Lynch International	5/29/2020	(7,300)
USD	4,202	GBP	3,361	BNP Paribas	5/29/2020	(31)
USD	6,489	GBP	5,192	State Street Corp.	5/29/2020	(52)
USD	49,245	NOK	523,911	Merrill Lynch International	5/29/2020	(1,899)

Total unrealized depreciation						(10,654)

Net unrealized appreciation						3,354

Abbreviations
AUD	Australian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

8

JPMorgan International Equity Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

Over-the-Counter (“OTC”) Total Return Basket Swaps Outstanding at April 30, 2020

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE(1)	NET UNREALIZED APPRECIATION (DEPRECIATION)(2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Citigroup	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, plus or minus a specified spread (rates range from (0.15)% to 0.15%), which is denominated in GBP based on the local currencies of the positions within the swaps.	8/4/2020	$78,513	$(984)	$–	$(984)

			NET UNREALIZED
		NOTIONAL	APPRECIATION	PERCENTAGE
		VALUE	(DEPRECIATION)	OF NET
REFERENCE ENTITY	SHARES	($)(1)	($)(2)	ASSETS (%)

Long Positions

Common Stock
United Kingdom
BAE Systems plc	9,003	57,425	(224)	0.0(a)
Beazley plc	14,919	73,768	(642)	0.0(a)
Compass Group plc	3,083	51,879	1	0.0(a)
Hargreaves Lansdown plc	2,441	44,169	(119)	0.0(a)
HSBC Holdings plc	9,474	48,696	(227)	0.0(a)
Lloyds Banking Group plc	126,740	51,280	(184)	0.0(a)
Persimmon plc	1,569	43,471	(103)	0.0(a)
Prudential plc	1,923	27,129	(204)	0.0(a)
Total Long Positions of Total Return Basket Swap	169,152	397,817	(1,702)	0.0(a)

Short Positions

Common Stock
United Kingdom
British Land Co. plc (The)	(6,642)	(33,882)	(35)	0.0(a)
Hiscox Ltd.	(3,297)	(29,004)	172	0.0(a)
Pearson plc	(10,627)	(61,282)	261	0.0(a)
Rolls-Royce Holdings plc*	(7,438)	(30,786)	129	0.0(a)
Schroders plc	(1,447)	(48,329)	39	0.0(a)
Travis Perkins plc	(3,154)	(41,183)	111	0.0(a)
Whitbread plc	(1,995)	(74,838)	41	0.0(a)
Total Short Positions of Total Return Basket Swap	(34,600)	(319,304)	718	0.0(a)
Total of Long and Short Positions of Total Return Basket Swap	134,552	78,513	(984)	0.0(a)

SEE NOTES TO FINANCIAL STATEMENTS.

9

JPMorgan International Equity Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

NET CASH
				NET UNREALIZED	AND OTHER
		TERMINATION	NOTIONAL	APPRECIATION	RECEIVABLES
COUNTERPARTY	DESCRIPTION	DATE	VALUE(1)	(DEPRECIATION)(2)	(PAYABLES)	VALUE
Citigroup	The Fund receives the total return on a portfolio of short equity positions and pays or receives the net of one month NIBOR on short positions, plus or minus a specified spread of (0.15)%, which is denominated in NOK based on the local currencies of the positions within the swaps.	8/4/2020	$(122,120)	$558	$–	$558

			NET UNREALIZED
		NOTIONAL	APPRECIATION	PERCENTAGE
		VALUE	(DEPRECIATION)	OF NET
REFERENCE ENTITY	SHARES	($)(1)	($)(2)	ASSETS (%)

Short Positions

Common Stock
Norway
DNB ASA	(6,718)	(81,341)	101	0.0	(a)
Equinor ASA	(2,945)	(40,779)	457	0.0	(a)
Total Short Positions of Total Return Basket Swap	(9,663)	(122,120)	558	0.0	(a)

NET CASH
				NET UNREALIZED	AND OTHER
		TERMINATION	NOTIONAL	APPRECIATION	RECEIVABLES
COUNTERPARTY	DESCRIPTION	DATE	VALUE(1)	(DEPRECIATION)(2)	(PAYABLES)	VALUE
Citigroup	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month EURIBOR on long positions and short positions respectively, plus or minus a specified spread (rates range from (1.25)% to 0.15%), which is denominated in EUR based on the local currencies of the positions within the swaps.	8/4/2020	$252,807	$1,288	$–	$1,288

			NET UNREALIZED
		NOTIONAL	APPRECIATION	PERCENTAGE
		VALUE	(DEPRECIATION)	OF NET
REFERENCE ENTITY	SHARES	($)(1)	($)(2)	ASSETS (%)

Long Positions

Common Stock

Netherlands
ASR Nederland NV	1,340	36,050	–	0.0
ING Groep NV	6,694	37,505	768	0.0	(a)
Royal Dutch Shell plc	2,085	34,850	(516)	0.0	(a)
	10,119	108,405	252	0.0	(a)
Italy
Davide Campari-Milano SpA	6,026	46,836	149	0.0	(a)
Italgas SpA	7,391	41,410	63	0.0	(a)
Snam SpA	7,900	35,439	48	0.0	(a)
	21,317	123,685	260	0.0	(a)
France
Accor SA	2,175	60,505	156	0.0	(a)

SEE NOTES TO FINANCIAL STATEMENTS.

10

JPMorgan International Equity Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

			NET UNREALIZED
		NOTIONAL	APPRECIATION	PERCENTAGE
		VALUE	(DEPRECIATION)	OF NET
REFERENCE ENTITY	SHARES	($)(1)	($)(2)	ASSETS (%)
Danone SA	767	53,458	287	0.0(a)
Engie SA	2,755	29,891	(11)	0.0(a)
Kering SA	82	41,714	361	0.0(a)
LVMH Moet Hennessy Louis Vuitton SE	62	23,969	22	0.0(a)
Vinci SA	841	68,896	52	0.0(a)
	6,682	278,433	867	0.0(a)
Germany
adidas AG	182	41,666	(58)	0.0(a)
Allianz SE (Registered)	196	36,070	(202)	0.0(a)
Deutsche Telekom AG (Registered)	4,264	62,338	74	0.0(a)
	4,642	140,074	(186)	0.0(a)
Spain
Endesa SA	1,894	42,009	(21)	0.0(a)
Naturgy Energy Group SA	1,298	22,932	17	0.0(a)
	3,192	64,941	(4)	0.0(a)
China
Prosus NV*	834	63,226	–	0.0
Total Long Positions of Total Return Basket Swap	46,786	778,764	1,189	0.0(a)

Short Positions

Common Stock
Italy
Assicurazioni Generali SpA	(2,459)	(35,082)	(10)	0.0(a)
Banco BPM SpA	(18,688)	(22,841)	(38)	0.0(a)
Eni SpA	(3,293)	(31,370)	75	0.0(a)
Salvatore Ferragamo SpA	(1,735)	(21,538)	(73)	0.0(a)
Terna Rete Elettrica Nazionale SpA	(5,618)	(35,180)	36	0.0(a)
	(31,793)	(146,011)	(10)	0.0(a)
Spain
Aena SME SA*(b)	(309)	(39,115)	(4)	0.0(a)
Banco de Sabadell SA	(83,070)	(34,441)	(21)	0.0(a)
	(83,379)	(73,556)	(25)	0.0(a)
France
Remy Cointreau SA	(394)	(43,949)	4	0.0(a)
Suez	(2,902)	(32,825)	(22)	0.0(a)
	(3,296)	(76,774)	(18)	0.0(a)
Germany
Henkel AG & Co. KGaA (Preference)	(614)	(54,515)	13	0.0(a)
Telefonica Deutschland Holding AG	(23,284)	(66,238)	(24)	0.0(a)
	(23,898)	(120,753)	(11)	0.0(a)
Finland
Fortum OYJ	(2,609)	(43,232)	83	0.0(a)
Portugal
EDP - Energias de Portugal SA	(15,575)	(65,631)	80	0.0(a)
Total Short Positions of Total Return Basket Swap	(160,550)	(525,957)	99	0.0(a)
Total of Long and Short Positions of Total Return Basket Swap	(113,764)	252,807	1,288	0.0(a)

SEE NOTES TO FINANCIAL STATEMENTS.

11

JPMorgan International Equity Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

NET CASH
				NET UNREALIZED	AND OTHER
		TERMINATION	NOTIONAL	APPRECIATION	RECEIVABLES
COUNTERPARTY	DESCRIPTION	DATE	VALUE(1)	(DEPRECIATION)(2)	(PAYABLES)	VALUE
Citigroup	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, plus or minus a specified spread (rates range from (0.15)% to 0.15%), which is denominated in CHF based on the local currencies of the positions within the swaps.	8/4/2020	$(194,755)	$(125)	$–	$(125)

			NET UNREALIZED
		NOTIONAL	APPRECIATION	PERCENTAGE
		VALUE	(DEPRECIATION)	OF NET
REFERENCE ENTITY	SHARES	($)(1)	($)(2)	ASSETS (%)

Long Positions

Common Stock
Switzerland
Sunrise Communications Group AG*(b)	675	54,069	12	0.0(a)

Short Positions

Common Stock
Switzerland
Sonova Holding AG (Registered)	(123)	(22,215)	(5)	0.0(a)
Swatch Group AG (The)	(401)	(80,465)	(223)	0.0(a)
Swiss Life Holding AG (Registered)	(170)	(60,286)	(71)	0.0(a)
Swisscom AG (Registered)	(103)	(53,518)	28	0.0(a)
Zurich Insurance Group AG	(102)	(32,340)	134	0.0(a)
Total Short Positions of Total Return Basket Swap	(899)	(248,824)	(137)	0.0(a)
Total of Long and Short Positions of Total Return Basket Swap	(224)	(194,755)	(125)	0.0(a)

NET CASH
				NET UNREALIZED	AND OTHER
		TERMINATION	NOTIONAL	APPRECIATION	RECEIVABLES
COUNTERPARTY	DESCRIPTION	DATE	VALUE(1)	(DEPRECIATION)(2)	(PAYABLES)	VALUE
Citigroup	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month SIBOR on long positions and short positions respectively, plus or minus a specified spread (rates range from (1.15)% to 0.30%), which is denominated in SGD based on the local currencies of the positions within the swaps.	7/29/2020	$52,451	$(285)	$–	$(285)

SEE NOTES TO FINANCIAL STATEMENTS.

12

JPMorgan International Equity Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

			NET UNREALIZED
		NOTIONAL	APPRECIATION	PERCENTAGE
		VALUE	(DEPRECIATION)	OF NET
REFERENCE ENTITY	SHARES	($)(1)	($)(2)	ASSETS (%)

Long Positions

Common Stock
Singapore
Singapore Exchange Ltd.	7,400	50,461	(179)	0.0	(a)
Singapore Telecommunications Ltd.	37,900	75,733	(327)	0.0	(a)
Total Long Positions of Total Return Basket Swap	45,300	126,194	(506)	0.0	(a)

Short Positions

Common Stock
Singapore
StarHub Ltd.	(70,000)	(73,743)	221	0.0	(a)
Total of Long and Short Positions of Total Return Basket Swap	(24,700)	52,451	(285)	0.0	(a)

NET CASH
				NET UNREALIZED	AND OTHER
		TERMINATION	NOTIONAL	APPRECIATION	RECEIVABLES
COUNTERPARTY	DESCRIPTION	DATE	VALUE(1)	(DEPRECIATION)(2)	(PAYABLES)	VALUE
Citigroup	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month BBSW on long positions and short positions respectively, plus or minus a specified spread (rates range from (0.30)% to 0.30%), which is denominated in AUD based on the local currencies of the positions within the swaps.	7/29/2020	$(62,795)	$(185)	$–	$(185)

			NET UNREALIZED
		NOTIONAL	APPRECIATION	PERCENTAGE
		VALUE	(DEPRECIATION)	OF NET
REFERENCE ENTITY	SHARES	($)(1)	($)(2)	ASSETS (%)

Long Positions

Common Stock
Australia
Westpac Banking Corp.	7,112	73,994	(1,456)	0.0(a)

Short Positions

Common Stock
Australia
ASX Ltd.	(961)	(50,669)	401	0.0(a)
Bendigo & Adelaide Bank Ltd.	(5,918)	(25,040)	182	0.0(a)
Commonwealth Bank of Australia	(1,512)	(61,080)	688	0.0(a)
Total Short Positions of Total Return Basket Swap	(8,391)	(136,789)	1,271	0.0(a)
Total of Long and Short Positions of Total Return Basket Swap	(1,279)	(62,795)	(185)	0.0(a)

SEE NOTES TO FINANCIAL STATEMENTS.

13

JPMorgan International Equity Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

NET CASH
				NET UNREALIZED	AND OTHER
		TERMINATION	NOTIONAL	APPRECIATION	RECEIVABLES
COUNTERPARTY	DESCRIPTION	DATE	VALUE(1)	(DEPRECIATION)(2)	(PAYABLES)	VALUE
Citigroup	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, plus or minus a specified spread (rates range from (10.00)% to 0.30%), which is denominated in JPY based on the local currencies of the positions within the swaps.	7/29/2020	$20,776	$(1,445)	$–	$(1,445)

			NET UNREALIZED
		NOTIONAL	APPRECIATION	PERCENTAGE
		VALUE	(DEPRECIATION)	OF NET
REFERENCE ENTITY	SHARES	($)(1)	($)(2)	ASSETS (%)

Long Positions

Common Stock
Japan
Daiwa House Industry Co. Ltd.	1,700	43,079	(604)	0.0(a)
Hoya Corp.	300	27,358	(222)	0.0(a)
Izumi Co. Ltd.	1,400	40,981	(504)	0.0(a)
Japan Airlines Co. Ltd.	2,200	39,243	(528)	0.0(a)
Kansai Paint Co. Ltd.	2,800	53,185	(590)	0.0(a)
Mabuchi Motor Co. Ltd.	1,700	52,641	(427)	0.0(a)
Nichirei Corp.	2,000	50,031	(27)	0.0(a)
Nippon Telegraph & Telephone Corp.	2,000	45,547	18	0.0(a)
Nitori Holdings Co. Ltd.	400	61,310	(265)	0.0(a)
ORIX Corp.	2,300	27,065	(561)	0.0(a)
Resona Holdings, Inc.	13,900	43,410	(240)	0.0(a)
Shimadzu Corp.	900	22,414	(104)	0.0(a)
Suzuki Motor Corp.	1,700	54,256	(697)	0.0(a)
Taiheiyo Cement Corp.	2,200	43,188	(642)	0.0(a)
Total Long Positions of Total Return Basket Swap	35,500	603,708	(5,393)	(0.0)(a)

Short Positions

Common Stock
Japan
ANA Holdings, Inc.*	(1,700)	(36,125)	326	0.0(a)
Iida Group Holdings Co. Ltd.	(3,200)	(42,504)	404	0.0(a)
Japan Post Holdings Co. Ltd.	(2,900)	(23,197)	173	0.0(a)
Mazda Motor Corp.	(7,800)	(44,096)	386	0.0(a)
Mizuho Financial Group, Inc.	(38,000)	(44,248)	298	0.0(a)
Nippon Paint Holdings Co. Ltd.	(1,100)	(63,575)	79	0.0(a)
Ricoh Co. Ltd.	(7,600)	(51,805)	601	0.0(a)
Seiko Epson Corp.	(3,700)	(42,016)	289	0.0(a)
Softbank Corp.	(3,800)	(51,748)	92	0.0(a)
Sumitomo Osaka Cement Co. Ltd.	(1,300)	(42,303)	640	0.0(a)
Takashimaya Co. Ltd.	(4,200)	(37,956)	281	0.0(a)
Yamada Denki Co. Ltd.	(12,100)	(57,380)	349	0.0(a)
Yamazaki Baking Co. Ltd.	(2,600)	(45,979)	30	0.0(a)
Total Short Positions of Total Return Basket Swap	(90,000)	(582,932)	3,948	0.0(a)
Total of Long and Short Positions of Total Return Basket Swap	(54,500)	20,776	(1,445)	0.0(a)

SEE NOTES TO FINANCIAL STATEMENTS.

14

JPMorgan International Equity Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

NET CASH
				NET UNREALIZED	AND OTHER
		TERMINATION	NOTIONAL	APPRECIATION	RECEIVABLES
COUNTERPARTY	DESCRIPTION	DATE	VALUE(1)	(DEPRECIATION)(2)	(PAYABLES)	VALUE
Citigroup	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month STIBOR on long positions and short positions respectively, plus or minus a specified spread (rates range from (0.15)% to 0.15%), which is denominated in SEK based on the local currencies of the positions within the swaps.	8/4/2020	$7,500	$(75)	$–	$(75)

			NET UNREALIZED
		NOTIONAL	APPRECIATION	PERCENTAGE
		VALUE	(DEPRECIATION)	OF NET
REFERENCE ENTITY	SHARES	($)(1)	($)(2)	ASSETS (%)

Long Positions

Common Stock
Sweden
Lundin Energy AB	1,677	43,148	(463)	0.0(a)

Short Positions

Common Stock
Sweden
Electrolux AB	(2,607)	(35,648)	388	0.0(a)
Total of Long and Short Positions of Total Return Basket Swap	(930)	7,500	(75)	0.0(a)

NET CASH
			ABSOLUTE	NET UNREALIZED	AND OTHER
		TERMINATION	NOTIONAL	APPRECIATION	RECEIVABLES
COUNTERPARTY	DESCRIPTION	DATE	VALUE(1)	(DEPRECIATION)(2)	(PAYABLES)	VALUE
Citigroup	The Fund receives the total return on a portfolio of short equity positions and pays or receives the net of one month CIBOR on short positions, plus or minus a specified spread (0.15)%, which is denominated in DKK based on the local currencies of the positions within the swaps.	8/4/2020	$(24,362)	$(7)	$–	$(7)

NET UNREALIZED
		NOTIONAL	APPRECIATION	PERCENTAGE
		VALUE	(DEPRECIATION)	OF NET
REFERENCE ENTITY	SHARES	($)(1)	($)(2)	ASSETS (%)

Short Positions

Common Stock
Denmark
Demant A/S*	(1,019)	(24,362)	(7)	0.0(a)

SEE NOTES TO FINANCIAL STATEMENTS.

15

JPMorgan International Equity Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

The following reference rates, and their values as of period-end, are used for security descriptions:

Value
BBSW	0.10%
CHF LIBOR	(0.72)
CIBOR	0.05
EURIBOR	(0.46)
GBP LIBOR	0.20
JPY LIBOR	(0.05)
NIBOR	0.28
SIBOR	0.37
STIBOR	0.07

Summary of total OTC swap contracts outstanding as of April 30, 2020:

	Net Upfront
	Payments
	(Receipts) ($)	Value ($)
Assets
OTC Total return basket swap contracts outstanding	—	1,846

Liabilities
OTC Total return basket swap contracts outstanding	—	(3,106)

Abbreviations
AUD	Australian Dollar
BBSW	ASX Australia Bank Bill Swap Rate
CHF	Swiss Franc
CIBOR	Copenhagen Interbank Offered Rate
DKK	Danish Krone
EUR	Euro
EURIBOR	Euro Interbank Offered Rate
GBP	British Pound
JPY	Japanese Yen
LIBOR	London Interbank Offered Rate
NIBOR	Norwegian Inter bank Offered Rate
NOK	Norwegian Krone
OYJ	Public Limited Company
SEK	Swedish Krona
SGD	Singapore Dollar
SIBOR	Singapore Interbank Offered Rate
STIBOR	Stockholm Interbank Offered Rate

(a)	Amount rounds to less than 0.1% of net assets.
(b)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(1)	Notional value represents market value, as of April 30, 2020, of these positions based on the securities’ last sale or closing price on the principal exchange on which the securities are traded.
(2)	Unrealized appreciation (depreciation) represents the unrealized gain(loss) of the positions subsequent to the swap reset.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

16

STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2020 (Unaudited)

JPMorgan International Equity Plus Fund
ASSETS:
Investments in non-affiliates, at value	$8,390,374
Investments in affiliates, at value	228,417
Cash	145,710
Foreign currency, at value	24,718
Deferred offering costs (See Note 2.G.)	1,495
Receivables:
Investment securities sold	33,060
Dividends from non-affiliates	39,594
Dividends from affiliates	47
Tax reclaims	10,637
Variation margin on futures contracts	32,739
Unrealized appreciation on forward foreign currency exchange contracts	14,008
Outstanding OTC swap contracts, at value	1,846
Due from counterparty for swap contracts	28,256
Due from broker	5,332

Total Assets	8,956,233

LIABILITIES:
Payables:
Investment securities purchased	6,680
Unrealized depreciation on forward foreign currency exchange contracts	10,654
Outstanding OTC swap contracts, at value	3,106
Accrued liabilities:
Investment advisory fees	16,157
Distribution fees	14
Custodian and accounting fees	26,519
Trustees’ and Chief Compliance Officer’s fees	12
Audit fees	47,216
Other	10,998

Total Liabilities	121,356

Net Assets	$8,834,877

SEE NOTES TO FINANCIAL STATEMENTS.

17

STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2020 (Unaudited) (continued)

JPMorgan International Equity Plus Fund
NET ASSETS:
Paid-in-Capital	$10,203,945
Total distributable earnings (loss)	(1,369,068)

Total Net Assets	$8,834,877

Net Assets:
Class A	$17,633
Class C	17,558
Class I	8,799,686

Total	$8,834,877

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	1,358
Class C	1,355
Class I	676,736

Net Asset Value (a):
Class A - Redemption price per share	$12.99
Class C - Offering price per share (b)	12.96
Class I - Offering and redemption price per share	13.00
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$13.71

Cost of investments in non-affiliates	$9,590,225
Cost of investments in affiliates	228,417
Cost of foreign currency	24,256

(a) Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

(b) Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

18

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2020 (Unaudited)

JPMorgan International Equity Plus Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$171
Interest income from affiliates	61
Dividend income from non-affiliates	140,553
Dividend income from affiliates	2,015
Foreign taxes withheld (net)	(13,677)

Total investment income	129,123

EXPENSES:
Investment advisory fees	29,789
Administration fees	3,724
Distribution fees:
Class A	25
Class C	74
Service fees:
Class A	25
Class C	25
Class I	12,362
Custodian and accounting fees	29,224
Interest expense to affiliates	21
Professional fees	48,450
Trustees’ and Chief Compliance Officer’s fees	12,464
Printing and mailing costs	50
Registration and filing fees	3,125
Transfer agency fees (See Note 2.I.)	1,837
Offering costs (See Note 2.G.)	5,340
Other	396

Total expenses	146,931

Less fees waived	(42,178)
Less expense reimbursements	(67,742)

Net expenses	37,011

Net investment income (loss)	92,112

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(196,920)
Futures contracts	(62,268)
Foreign currency transactions	7,120
Forward foreign currency exchange contracts	(14,854)
Swaps	48,504

Net realized gain (loss)	(218,418)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(1,405,116)
Futures contracts	16,010
Foreign currency translations	1,844
Forward foreign currency exchange contracts	(1,114)
Swaps	(504)

Change in net unrealized appreciation/depreciation	(1,388,880)

Net realized/unrealized gains (losses)	(1,607,298)

Change in net assets resulting from operations	$(1,515,186)

SEE NOTES TO FINANCIAL STATEMENTS.

19

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan International Equity Plus Fund
	Six Months Ended	Period Ended
	April 30, 2020 (Unaudited)	October 31, 2019 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$92,112	$70,998
Net realized gain (loss)	(218,418)	59,932
Change in net unrealized appreciation/depreciation	(1,388,880)	219,133
Change in net assets resulting from operations	(1,515,186)	350,063

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(386)	—
Class C	(341)	—
Class I	(203,264)	—
Total distributions to shareholders	(203,991)	—

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	203,991	10,000,000

NET ASSETS:
Change in net assets	(1,515,186)	10,350,063
Beginning of period	10,350,063	—
End of period	$8,834,877	$10,350,063

CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$20,000
Distributions reinvested	386	—
Change in net assets resulting from Class A capital transactions	$386	$20,000
Class C
Proceeds from shares issued	$—	$20,000
Distributions reinvested	341	—
Change in net assets resulting from Class C capital transactions	$341	$20,000
Class I
Proceeds from shares issued	$—	$9,960,000
Distributions reinvested	203,264	—
Change in net assets resulting from Class I capital transactions	$203,264	$9,960,000

Total change in net assets resulting from capital transactions	$203,991	$10,000,000

SHARE TRANSACTIONS:
Class A
Issued	—	1,333
Reinvested	25	—
Change in Class A Shares	25	1,333

Class C
Issued	—	1,334
Reinvested	21	—
Change in Class C Shares	21	1,334

Class I
Issued	—	664,000
Reinvested	12,736	—
Change in Class I Shares	12,736	664,000

(a) Commencement of operations was June 25, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

20

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance							Ratios/Supplemental data
			Investment operations		Distributions				Ratios to average net assets (a)
											Expenses without
	Net asset	Net	Net realized and				Total return			Net	waivers,
	value,	investment	unrealized gains	Total from		Net asset	(excludes		Net	investment	reimbursements	Portfolio
	beginning	income	(losses) on	investment	Net investment	value, end	sales charge)	Net assets, end	expenses	income	and earnings	turnover
	of period	(loss) (b)	investments	operations	income	of period	(c)(d)	of period	(e)(f)	(loss) (f)	credits (f)	rate (c)
JPMorgan International Equity Plus Fund

Class A

Six Months Ended April 30, 2020 (Unaudited)	$15.51	$0.12	$(2.35)	$(2.23)	$(0.29)	$12.99	(14.73)%	$17,633	1.00%	1.61%	3.13%	20%

June 25, 2019 (g) through October 31, 2019	15.00	0.09	0.42	0.51	—	15.51	3.40	20,682	1.00	1.79	6.86	8

Class C

Six Months Ended April 30, 2020 (Unaudited)	15.48	0.08	(2.34)	(2.26)	(0.26)	12.96	(14.94)	17,558	1.50	1.11	3.67	20

June 25, 2019 (g) through October 31, 2019	15.00	0.07	0.41	0.48	—	15.48	3.20	20,646	1.50	1.29	7.37	8

Class I

Six Months Ended April 30, 2020 (Unaudited)	15.53	0.14	(2.36)	(2.22)	(0.31)	13.00	(14.69)	8,799,686	0.74	1.86	2.91	20

June 25, 2019 (g) through October 31, 2019	15.00	0.11	0.42	0.53	—	15.53	3.53	10,308,735	0.74	2.04	4.30	8

(a)	Annualized for periods less than one year, unless otherwise noted.

(b)	Calculated based upon average shares outstanding.

(c)	Not annualized for periods less than one year.

(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.

(g)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

21

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2020 (Unaudited)

1. Organization

JPMorgan Trust IV (the “Trust”) was formed on November 11, 2015, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 11, 2015, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan International Equity Plus Fund	Class A, Class C and Class I	Diversified

The investment objective of the Fund is to seek to provide long-term capital appreciation.

The Fund commenced operations on June 25, 2019. Currently, the Fund is not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus. Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 - Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Fund’s valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset value (“NAV”) of the Fund is calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with foreign equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAVs are calculated.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.

•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

22

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$–	$266,857	$–	$266,857
Austria	–	52,578	–	52,578
Belgium	–	24,961	–	24,961
Denmark	–	319,329	–	319,329
France	–	1,110,331	–	1,110,331
Germany	–	747,874	–	747,874
Hong Kong	–	193,567	–	193,567
India	87,047	–	–	87,047
Ireland	96,474	–	–	96,474
Italy	–	254,834	–	254,834
Japan	–	1,779,316	–	1,779,316
Mexico	63,642	–	–	63,642
Netherlands	–	381,159	–	381,159
Norway	–	83,705	–	83,705
Peru	44,557	–	–	44,557
Singapore	–	63,356	–	63,356
Spain	–	351,437	–	351,437
Sweden	–	144,869	–	144,869
Switzerland	–	941,209	–	941,209
Taiwan	94,996	–	–	94,996
United Kingdom	–	1,243,933	–	1,243,933
United States	–	44,343	–	44,343

Total Common Stocks	386,716	8,003,658	–	8,390,374

Short-Term Investments
Investment Companies	228,417	–	–	228,417

Total Investments in Securities	$615,133	$8,003,658	$–	$8,618,791

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$–	$14,008	$–	$14,008
Futures Contracts	25,695	–	–	25,695
Swaps	–	1,846	–	1,846

Total Appreciation in Other Financial Instruments	$25,695	$15,854	$–	$41,549

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange
Contracts	$–	$(10,654)	$–	$(10,654)
Swaps	–	(3,106)	–	(3,106)

Total Depreciation in Other Financial Instruments	$–	$(13,760)	$–	$(13,760)

B. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Fund.

As of April 30, 2020, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A or Regulation S under the Securities Act.

C. Securities Lending — The Fund is authorized to engage in securities lending in order to generate additional income. The Fund is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Fund, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in an affiliated money market fund. The Fund retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e. a net payment to the Fund). Upon termination of a loan, the Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Fund or the borrower at any time.

23

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of collateral investments are disclosed on the SOI.

The Fund bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security.

The Fund did not lend out any securities during the six months ended April 30, 2020.

D. Investment Transactions with Affiliates — The Fund invested in an Underlying Fund which is advised by the Adviser. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuer listed in the table below to be an affiliated issuer. Underlying Fund distributions may be reinvested into the Underlying Fund. Reinvestment amounts are included in the purchase cost amounts in the table below.

	For the six months ended April 30, 2020

Security Description	Value at October 31, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2020	Shares at April 30, 2020	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.17%(a)(b)	$364,271	$249,257	$385,111	$—	$—	$228,417	228,417	$2,015	$—

(a) Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.

(b) The rate shown is the current yield as of April 30, 2020.

E. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

F. Derivatives — The Fund used derivative instruments including futures, forward foreign currency exchange contracts and swaps, in connection with its respective investment strategies. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Fund may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the potential lack of a liquid market for these contracts allowing the Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed their value, as recorded on the Statement of Assets and Liabilities.

24

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts additional collateral for mark to market gains to the Fund.

Notes F(1) — F(3) below describe the various derivatives used by the Fund.

(1). Futures Contracts — The Fund used index futures contracts to gain or reduce exposure to the stock market, or maintain liquidity or minimize transaction costs. The Fund also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Fund to equity price risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(2). Forward Foreign Currency Exchange Contracts — The Fund is exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of the foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss, upon settlement, when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

(3). Swaps — The Fund engaged in various swap transactions, including total return basket swaps to manage total return risk within its portfolio. The Fund also used swaps as alternatives to direct investments. Swap transactions are contracts negotiated over-the-counter (“OTC swaps”) between the Fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”) that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively, on the Statement of Assets and Liabilities and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the Statement of Assets and Liabilities at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM

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cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the Statement of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/depreciation on the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post or receive collateral for OTC Swaps.

The Fund’s swap contracts (excluding centrally cleared swaps) are subject to master netting arrangements.

Total Return Basket Swaps

The Fund entered into total return basket swap agreements to obtain exposure to a portfolio of long and short securities. This is a highly specialized activity.

Under the terms of the agreement, each swap is designed to function as a portfolio of direct investments in long and/or short equity positions. This means that the Fund has the ability to trade in and out of long and short positions within each swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in each swap value. Each swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within each swap. These interest charges and credits are based on defined market rates plus or minus a specified spread and are referred to herein as “financing costs” and net dividends. Positions within each swap, accrued financing costs and net dividends, are part of the periodic reset. During a reset, any unrealized gains (losses) on positions and accrued financing costs become available for cash settlement between the Fund and the swap counterparty are recorded as Due from/to counterparty on swap contract on the Statement of Assets and Liabilities and as Net realized gain (loss) on transactions from swap on the Statement of Operations.

Each swap involves additional risks than if the Fund had invested in the underlying positions directly including: the risk that changes in the value of each swap may not correlate perfectly with the underlying long and short securities; counterparty risk related to the counterparty’s failure to perform under contract terms; liquidity risk related to the lack of a liquid market for each swap contract, which may limit the ability of the Fund to close out its positions; and, documentation risk relating to disagreement over contract terms. The total return basket swaps consist of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities. The Fund’s activities in each total return basket swap are concentrated with one counterparty. Investing in swaps results in a form of leverage (i.e., the Fund’s risk of loss associated with these instruments may exceed their value as recorded on the Statement of Assets and Liabilities).

The value of each swap is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing prices on the principal exchange on which the underlying securities are traded; (ii) financing costs; (iii) the value of dividends; (iv) cash balances within the swap and/or other receivables (payables) from gains/(losses) realized when the swap resets; and (v) other factors, as applicable. The value of each swap is reflected on the Statement of Assets and Liabilities as Outstanding swap contracts, at value. Changes in the value of the swap are recognized as Change in net unrealized appreciation/depreciation of swaps on the Statement of Operations.

The total return basket swap contracts are subject to master netting arrangements. The Fund may be required to post or receive collateral for total return basket swaps.

(4). Summary of Derivatives Information — The following table present the value of derivatives held as of April 30, 2020 by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities:

Derivative Contracts		Statement of Assets and Liabilities Location

Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Swaps	Total

Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$ 25,695	$ —	$ 1,846	$ 27,541

Foreign exchange contracts	Receivables	—	14,008	—	14,008

Total		$ 25,695	$ 14,008	$ 1,846	$ 41,549

Gross Liabilities:

Equity contracts	Payables	$ —	$ —	$ (3,106)	$ (3,106)

Foreign exchange contracts	Payables	—	(10,654)	—	(10,654)

Total		$ —	$ (10,654)	$ (3,106)	$ (13,760)

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(a) This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statement of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The following tables present the effect of derivatives on the Statement of Operations for the six months ended April 30, 2020, by primary underlying risk exposure:

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statement of Operations

Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total

Equity contracts	$(62,268)	$—	$48,504	$(13,764)

Foreign exchange contracts	—	(14,854)	—	(14,854)

Total	$(62,268)	$(14,854)	$48,504	$(28,618)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statement of Operations

Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total

Equity contracts	$16,010	$—	$(504)	$15,506

Foreign exchange contracts	—	(1,114)	—	(1,114)

Total	$16,010	$(1,114)	$(504)	$14,392

Derivatives Volume

The tables below discloses the volume of the Fund’s futures contracts, forward foreign currency exchange contracts and swaps activity during the six months ended April 30, 2020. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity:

Futures Contracts — Equity:

Average Notional Balance Long	$361,851

Ending Notional Balance Long	359,216

Forward Foreign Currency Exchange Contracts:

Average Settlement Value Purchased	1,542,111

Average Settlement Value Sold	1,027,649

Ending Settlement Value Purchased	1,094,868

Ending Settlement Value Sold	635,030

Total Return Basket Swaps:

Average Notional Balance Long	2,331,397

Average Notional Balance Short	2,307,387

Ending Notional Balance Long	2,077,694

Ending Notional Balance Short	2,069,679

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts, non-deliverable forward foreign currency exchange contracts and/or OTC options with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. For certain counterparties, cash collateral posted by the Fund is invested in an affiliated money market fund (See Note 3.F.). Otherwise the cash collateral is included on the Statement of Assets and Liabilities as Restricted cash. Collateral received by the Fund is held in escrow in accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, which provides collateral management services to the Fund. These amounts are not reflected on the Fund’s Statement of Assets and Liabilities.

The Fund’s derivatives contracts held at April 30, 2020 are not accounted for as hedging instruments under GAAP.

G. Offering and Organizational Costs — Total offering costs of $10,737 incurred in connection with the offering of shares of the Fund are amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund, if any, are recorded as an expense at the time the Fund commenced operations. For the six months ended April 30, 2020, total offering costs amortized were $5,340.

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H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign tax withheld, if any, are recorded on the ex-dividend date or when the Fund first learns of the dividend.

I. Allocation of Income and Expenses — Expenses directly attributable to the Fund are charged directly to the Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Fund for the six months ended April 30, 2020 are as follows:

Class A	Class C	Class I	Total

$—	$4	$1,833	$1,837

J. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of April 30, 2020, no liability for Federal income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

K. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

L. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually with respect to the Fund. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by the Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of the Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.60% of the Fund’s average daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Fund’s average daily net assets, plus 0.050% of the Fund’s average daily net assets between $10 billion and $20 billion, plus 0.025% of the Fund’s average daily net assets between $20 billion and $25 billion, plus 0.01% of the Fund’s average daily net assets in excess of $25 billion. For the six months ended April 30, 2020, the effective annualized rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements, with the exception of Class C Shares which had an effective annualized rate of 0.07%.

The Administrator waived administration fees as outlined in Note 3.F.

JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s principal underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Class I Shares of the Fund do not charge a distribution fee. The Distribution Plan provides that the Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended April 30, 2020, JPMDS did not retain any front-end sales charges or CDSC.

D. Service Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes that is accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets of each share class.

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JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class I
1.00%	1.50%	0.75%

The expense limitation agreement was in effect for the six months ended April 30, 2020 and is in place until at least February 28, 2021.

For the six months ended April 30, 2020, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers

Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
$29,789	$3,724	$8,317	$41,830	$67,742

Additionally, the Fund may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such affiliated money market funds, except for investments of securities lending cash collateral.

The amount of waivers resulting from investments in these money market funds for the six months ended April 30, 2020 was $348.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Fund pursuant to Rule 38a-1 under the 1940 Act. The Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the six months ended April 30, 2020, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$ 2,083,428	$ 1,935,288

During the six months ended April 30, 2020, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at April 30, 2020 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$ 9,818,642	$ 296,334	$ 1,468,396	$ (1,172,062)

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At October 31, 2019, the Fund had the following net capital loss carryforwards:

Capital Loss Carryforward Character
Short-Term	Long-Term
$29,918	$8,087

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Fund had no borrowings outstanding from another fund during the six months ended April 30, 2020.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 2, 2020.

The Fund had no borrowings outstanding from the unsecured, uncommitted credit facility during the six months ended April 30, 2020.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund entered into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

As of April 30, 2020, all of the Fund’s shares were held by the Adviser.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the period depending on the Fund. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of April 30, 2020, the Fund had non-U.S. country allocations representing greater than 10% of total investments (excluding investment of cash collateral from securities loaned) as follows:

France	Japan	Switzerland	United Kingdom

12.9%	20.6%	10.9%	14.4%

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses.

The London InterBank Offered Rate (“LIBOR”) is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of the Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of the Fund and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Fund is subject to infectious disease epidemics/pandemics risk. Recently, the worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Fund

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and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could also have a significant negative impact on the Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

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SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, November 1, 2019, and continued to hold your shares at the end of the reporting period, April 30, 2020.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During the	Expense
	November 1, 2019	April 30, 2020	Period*	Ratio

JPMorgan International Equity Plus
Fund
Class A
Actual	$1,000.00	$852.70	$4.61	1.00%
Hypothetical	1,000.00	1,019.89	5.02	1.00
Class C
Actual	1,000.00	850.60	6.90	1.50
Hypothetical	1,000.00	1,017.40	7.52	1.50
Class I
Actual	1,000.00	853.10	3.41	0.74
Hypothetical	1,000.00	1,021.18	3.72	0.74

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

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LIQUIDITY RISK MANAGEMENT PROGRAM

(Unaudited)

The Fund has adopted the J.P. Morgan Funds Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The Program seeks to assess, manage and review the Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquidity Investment Minimum (“HLIM”) established for a J.P. Morgan Fund and any material changes to the Program.

The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). On February 11, 2020, the Board of Trustees reviewed the Program Administrator’s initial written report (the “Report”) concerning the operation of the Program for the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a J.P. Morgan Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.

The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review the Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) whether the Fund invested primarily in “Highly Liquid Investments” (as defined under the Liquidity Rule), whether an HLIM should be established for the Fund (and, for J.P. Morgan Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether the Fund has invested below its HLIM) and the procedures for monitoring for this limit; (4) whether the Fund invested more than 15% of its assets in “Illiquid Investments” (as defined under the Liquidity Rule) and the procedures for monitoring for this limit; and (5) specific liquidity events arising during the Program Reporting Period, including the impact on Fund liquidity caused by extended non-U.S. market closures.

Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage the Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to the Fund during the Program Reporting Period.

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, the Fund filed a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Funds

Semi-Annual Report

April 30, 2020 (Unaudited)

JPMorgan Macro Opportunities Fund

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

April 30, 2020 (Unaudited)

“Our extensive planning and testing of resiliency protocols enabled us to provide uninterrupted and expanded assistance to our clients and fund shareholders even as the COVID-19 crisis dramatically increased the volume of client questions and the demand for investment solutions.”

-         Andrea L. Lisher

June 11, 2020

Dear Shareholders,

Many have faced significant challenges since my last letter, whether related to the COVID-19 pandemic or the recent acts of racism and discrimination around the world. While many have endured uncertainty and abrupt changes in their personal and professional lives related to these challenges, you can be confident that J.P. Morgan Asset Management is well-prepared for adverse events and is taking action to ensure that our clients and mutual fund shareholders continue to receive the service that is the foundation of our enterprise.

Our extensive planning and testing of resiliency protocols enabled us to provide uninterrupted and expanded assistance to our clients and fund shareholders even as the COVID-19 crisis dramatically increased the volume of client questions and the demand for investment solutions. While our own employees transitioned to working from home, they worked tirelessly to guide our clients and shareholders through this unprecedented time. We are here for you - our clients and fund shareholders - regardless of the economic, market or social and civic environment. That’s how we have always operated and we will not waiver in that commitment.

JPMorgan Chase & Co. has also recommitted its firm stance against any form of racism, discrimination, or social injustice. As Brian Lamb, Global Head of Diversity & Inclusion, recently said, “We are working across the entire firm — being intentional to strengthen our inclusive environment where our employees, customers and partners feel welcomed and valued in the communities where we do business.” To learn more, please visit JPMorgan Chase & Co.‘s Diversity & Inclusion website.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your assets. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

1

JPMorgan Macro Opportunities Fund

FUND SUMMARY

FOR THE PERIOD APRIL 15, 2020 (INCEPTION DATE) THROUGH APRIL 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Class I Shares)*	0.20%
ICE BofAML 3-Month US Treasury Bill Index	0.01%
Net Assets as of 4/30/2020	$15,038,096

INVESTMENT OBJECTIVE** AND STRATEGIES

The JPMorgan Macro Opportunities Fund seeks to provide long-term capital appreciation. The Fund may invest in a wide range of investments and asset classes based on what the adviser believes are mispricings of investment opportunities due to the market’s reaction to macro-economic trends. Macro-economic trends are economy-wide factors such as the business cycle, government and central bank policy, and demographic shifts. The adviser seeks to assess the impact of these macro-economic trends on investments and asset classes to take advantage of what it believes are investment opportunities.

PORTFOLIO COMPOSITION***

Common Stocks	45.0%
Foreign Government Treasury Bills	26.8
Investment Companies	25.1
Foreign Government Securities	1.8
Others (each less than 1.0%)	1.3

*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of April 30, 2020. The Fund’s portfolio composition is subject to change.

2

JPMorgan Macro Opportunities Fund

FUND SUMMARY

FOR THE PERIOD APRIL 15, 2020 (INCEPTION DATE) THROUGH APRIL 30, 2020 (Unaudited) (continued)

TOTAL RETURNS AS OF APRIL 30, 2020

	INCEPTION DATE OF CLASS	SINCE INCEPTION*
CLASS A SHARES
With Sales Charge**	April 15, 2020	(5.05)%
Without Sales Charge		0.20
CLASS C SHARES
With CDSC***	April 15, 2020	(0.80)
Without CDSC		0.20
CLASS I SHARES	April 15, 2020	0.20

* Not annualized.

** Sales Charge for Class A Shares is 5.25%.

*** Assumes a 1% CDSC (contingent deferred sales charge) for the period.

LIFE OF FUND PERFORMANCE (04/15/20 TO 4/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

3

JPMorgan Macro Opportunities Fund

FUND SUMMARY

FOR THE PERIOD APRIL 15, 2020 (INCEPTION DATE) THROUGH APRIL 30, 2020 (Unaudited) (continued)

The Fund commenced operations on April 15, 2020.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Macro Opportunities Fund and the ICE BofAML 3-Month US Treasury Bill Index from April 15, 2020 to April 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the ICE BofAML 3-Month US Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains distributions of the securities included in the benchmark, if applicable. The ICE BofAML 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Since the Fund’s inception, it has not experienced any shareholder activity. If shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4

JPMorgan Macro Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited)

(Amounts in U.S. Dollar, unless otherwise noted)

Investments	Shares	Value

COMMON STOCKS - 34.9%

Banks - 2.3%
First Republic Bank	920	95,947
HDFC Bank Ltd., ADR (India)	4,573	198,240
Sberbank of Russia PJSC, ADR (Russia)	4,700	49,897

		344,084

Capital Markets - 0.6%
S&P Global, Inc.	319	93,429

Construction & Engineering - 0.3%
China Railway Construction Corp. Ltd., Class H (China)	44,500	48,861

Electric Utilities - 4.9%
EDP - Energias de Portugal SA (Portugal)	22,640	95,402
Enel SpA (Italy)	28,814	196,813
Iberdrola SA (Spain)	21,058	209,480
Orsted A/S (Denmark)(a)	2,271	229,395

		731,090

Health Care Equipment & Supplies - 0.4%
Abbott Laboratories	722	66,489

Insurance - 2.6%
AIA Group Ltd. (Hong Kong)	19,400	178,049
Ping An Insurance Group Co. of China Ltd., Class H (China)	20,500	208,613

		386,662

Interactive Media & Services - 1.1%
Alphabet, Inc., Class A*	118	158,911

Internet & Direct Marketing Retail - 4.0%
Alibaba Group Holding Ltd., ADR (China)*	1,433	290,426
Amazon.com, Inc.*	127	314,198

		604,624

IT Services - 3.9%
Mastercard, Inc., Class A	578	158,933
PayPal Holdings, Inc.*	2,127	261,621
Visa, Inc., Class A	886	158,346

		578,900

Life Sciences Tools & Services - 0.7%
Thermo Fisher Scientific, Inc.	331	110,779

Machinery - 0.6%
Alstom SA (France)	1,175	48,197
CRRC Corp. Ltd., Class H (China)	92,000	48,701

		96,898

Metals & Mining - 1.9%
Barrick Gold Corp. (Canada)	5,568	143,209
Newmont Corp.	2,395	142,455

		285,664

Multi-Utilities - 0.5%
RWE AG (Germany)	2,819	81,096

Personal Products - 0.5%
Estee Lauder Cos., Inc. (The), Class A	456	80,438

Pharmaceuticals - 3.4%
AstraZeneca plc (United Kingdom)	1,206	126,138

Investments		Shares	Value
Johnson & Johnson		907	136,086
Novo Nordisk A/S, Class B (Denmark)		1,524	97,216
Roche Holding AG (Switzerland)		436	150,986

			510,426

Semiconductors & Semiconductor Equipment - 0.8%
NVIDIA Corp.		386	112,820

Software - 4.9%
Adobe, Inc.*		315	111,397
Atlassian Corp. plc, Class A*		627	97,492
Microsoft Corp.		1,681	301,252
salesforce.com, Inc.*		712	115,308
ServiceNow, Inc.*		313	110,032

			735,481

Textiles, Apparel & Luxury Goods - 1.5%
LVMH Moet Hennessy Louis Vuitton SE (France)		358	138,400
NIKE, Inc., Class B		1,029	89,708

			228,108

TOTAL COMMON STOCKS (Cost $5,003,722)			5,254,760

Investments		Principal Amount	Value
FOREIGN GOVERNMENT SECURITIES - 1.4%

Notas do Tesouro Nacional (Brazil) 10.00%, 1/1/2025 (Cost $218,631)	BRL	1,000,000	209,821

Investments		No. of Contracts	Value

OPTIONS PURCHASED - 1.0%

CALL OPTIONS PURCHASED - 0.6%
Index Funds - 0.6%
Russell 2000 E-Mini Index 6/19/2020 at USD 1,200.00, European Style Notional Amount: USD 393,198 Exchange-Traded*		3	43,815
6/19/2020 at USD 1,215.00, European Style Notional Amount: USD 393,198 Exchange-Traded*		3	40,500
STOXX Europe 600 Utilities (Germany) 12/18/2020 at EUR 400.00, European Style Notional Amount: EUR 333,406 Exchange-Traded*	EUR	21	1,726

			86,041

Software - 0.0%(b)
Microsoft Corp. 6/19/2020 at USD 180.00, American Style Notional Amount: USD 232,973 Exchange-Traded*		13	9,815

TOTAL CALL OPTIONS PURCHASED			95,856

SEE NOTES TO FINANCIAL STATEMENTS.

5

JPMorgan Macro Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

(Amounts in U.S. Dollar, unless otherwise noted)

Investments		No. of Contracts	Value
PUT OPTIONS PURCHASED - 0.4%
Index Funds - 0.4%
S&P 500 Index 6/12/2020 at USD 2,850.00, European Style Notional Amount: USD 53,572 Exchange-Traded*		6	59,130

TOTAL PUT OPTIONS PURCHASED			59,130

TOTAL OPTIONS PURCHASED (Cost $127,878)			154,986

Investments		Principal Amount	Value

SHORT-TERM INVESTMENTS - 40.4%

FOREIGN GOVERNMENT TREASURY BILLS - 20.9%
Japan Treasury Discount Bills (Japan)
(0.19)%, 7/6/2020(c)	JPY	64,000,000	596,545
(0.16)%, 7/10/2020(c)	JPY	64,000,000	596,555
(0.17)%, 7/13/2020(c)	JPY	64,000,000	596,563
(0.17)%, 8/11/2020(c)	JPY	64,000,000	596,641
(0.18)%, 8/20/2020(c)	JPY	64,000,000	596,666
Letras do Tesouro Nacional (Brazil)
5.01%, 7/1/2023(c)	BRL	1,000,000	155,733

TOTAL FOREIGN GOVERNMENT TREASURY BILLS (Cost $3,134,115)			3,138,703

Investments		Shares	Value

INVESTMENT COMPANIES - 19.5%
JPMorgan Prime Money Market Fund Class IM Shares, 0.69%(d)(e)(Cost $2,930,737)		2,929,206	2,931,549

TOTAL SHORT-TERM INVESTMENTS (Cost $6,064,852)			6,070,252

Total Investments - 77.7% (Cost $11,415,083)			11,689,819
Other Assets Less Liabilities - 22.3%			3,348,277

Net Assets - 100.0%			15,038,096

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

6

JPMorgan Macro Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

Abbreviations

ADR	American Depositary Receipt
BRL	Brazilian Real
EUR	Euro
JPY	Japanese Yen
PJSC	Public Joint Stock Company
USD	United States Dollar
(a)

Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)	Amount rounds to less than 0.1% of net assets.
(c)	The rate shown is the effective yield as of April 30, 2020.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of April 30, 2020.
*	Non-income producing security.

Futures contracts outstanding as of April 30, 2020:

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)

Long Contracts
NASDAQ 100 E-Mini Index	1	06/2020	USD	179,640	(537)
STOXX Europe 600 Utilities	9	06/2020	EUR	156,175	6,175
U.S. Treasury 10 Year Note	3	06/2020	USD	416,625	(475)

					5,163

Short Contracts
SGX NIFTY 50 Index	(9)	05/2020	USD	(176,130)	(8,374)
FTSE 100 Index	(2)	06/2020	GBP	(147,717)	(5,709)
MSCI Emerging Markets E-Mini Index	(17)	06/2020	USD	(770,100)	(9,721)
Russell 2000 E-Mini Index	(4)	06/2020	USD	(261,400)	2,638
S&P 500 E-Mini Index	(15)	06/2020	USD	(2,175,937)	(87,480)

					(108,646)

					(103,483)

Abbreviations

EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

7

JPMorgan Macro Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF APRIL 30, 2020 (Unaudited) (continued)

Forward foreign currency exchange contracts outstanding as of April 30, 2020:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)

CNY	453,094	USD	63,823	Goldman Sachs International**	5/27/2020	415
USD	382,592	BRL	2,049,504	Goldman Sachs International**	5/27/2020	6,462
USD	451,310	AUD	690,077	Goldman Sachs International	7/22/2020	1,541

Total unrealized appreciation						8,418

USD	367,721	CNY	2,603,799	Barclays Bank plc**	5/27/2020	(1,434)
USD	329,698	DKK	2,256,753	Merrill Lynch International	5/27/2020	(1,866)
USD	476,091	HKD	3,692,238	Citibank, NA	5/27/2020	(22)
USD	173,979	INR	13,489,084	Barclays Bank plc**	5/27/2020	(5,206)
USD	860,359	KRW	1,054,949,925	Goldman Sachs International**	5/27/2020	(5,700)
USD	47,208	RUB	3,517,699	Goldman Sachs International**	5/27/2020	(8)
USD	149,886	THB	4,911,750	Goldman Sachs International	5/27/2020	(1,924)
JPY	200,951,250	USD	1,875,000	Merrill Lynch International	7/22/2020	(39)
USD	303,706	AUD	479,183	Barclays Bank plc	7/22/2020	(8,609)
USD	152,668	AUD	239,041	Citibank, NA	7/22/2020	(3,131)
USD	452,023	AUD	694,112	Goldman Sachs International	7/22/2020	(376)
USD	414,754	CAD	586,558	Goldman Sachs International	7/22/2020	(6,723)
USD	172,215	CHF	165,866	Goldman Sachs International	7/22/2020	(23)
USD	768,306	EUR	703,983	Barclays Bank plc	7/22/2020	(4,453)
USD	32,867	EUR	30,189	Goldman Sachs International	7/22/2020	(272)
USD	145,784	GBP	116,525	Goldman Sachs International	7/22/2020	(1,027)
USD	2,963,097	JPY	317,969,917	Goldman Sachs International	7/22/2020	(3,699)

Total unrealized depreciation						(44,512)

Net unrealized depreciation						(36,094)

Abbreviations

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	China Yuan
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Republic Won
RUB	Russian Ruble
THB	Thai Baht
USD	United States Dollar
**	Non-deliverable forward.

Written Call Options Contracts as of April 30, 2020:

Description	Counterparty	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value ($)

NASDAQ 100 E-Mini Index	Exchange-Traded	1	USD 900,051	USD 8,650.00	06/19/2020	(58,685)
S&P 500 Index	Exchange-Traded	6	USD 53,572	USD 3,000.00	06/12/2020	(36,870)

Total Written Options Contracts (Premiums Received $82,927)						(95,555)

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

8

STATEMENT OF ASSETS AND LIABILITIES

AS OF APRIL 30, 2020 (Unaudited)

JPMorgan Macro Opportunities Fund

ASSETS:
Investments in non-affiliates, at value	$8,603,284
Investments in affiliates, at value	2,931,549
Options purchased, at value	154,986
Restricted cash for exchange-traded options	2,797,000
Cash	177,259
Foreign currency, at value	26,292
Deferred offering costs (See Note 2.F.)	12,487
Receivables:
Interest from non-affiliates	6,168
Dividends from affiliates	56
Variation margin on futures contracts	495,837
Unrealized appreciation on forward foreign currency exchange contracts	8,418
Due from Adviser	11,238

Total Assets	15,224,574

LIABILITIES:
Payables:
Investment securities purchased	16,821
Unrealized depreciation on forward foreign currency exchange contracts	44,512
Outstanding options written, at fair value	95,555
Accrued liabilities:
Distribution fees	8
Custodian and accounting fees	1,597
Trustees’ and Chief Compliance Officer’s fees	1,043
Offering costs (See Note 2.F.)	13,022
Audit fees	13,137
Other	783

Total Liabilities	186,478

Net Assets	$15,038,096

NET ASSETS:
Paid-in-Capital	$15,000,000
Total distributable earnings (loss)	38,096

Total Net Assets	$15,038,096

Net Assets:
Class A	$20,049
Class C	20,044
Class I	14,998,003

Total	$15,038,096

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	1,333
Class C	1,333
Class I	997,333

Net Asset Value (a):
Class A - Redemption price per share	$15.04
Class C - Offering price per share (b)	15.03
Class I - Offering and redemption price per share	15.04
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$15.87

Cost of investments in non-affiliates	$8,356,468
Cost of investments in affiliates	2,930,737
Cost of options purchased	127,878
Cost of foreign currency	25,739
Premiums received from options written	82,927

(a) Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

(b) Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

9

STATEMENT OF OPERATIONS

FOR THE PERIOD ENDED APRIL 30, 2020 (Unaudited)

JPMorgan
Macro
Opportunities
Fund (a)

INVESTMENT INCOME:
Interest income from non-affiliates	$1,941
Dividend income from non-affiliates	184
Dividend income from affiliates	653

Total investment income	2,778

EXPENSES:
Investment advisory fees	3,699
Administration fees	462
Distribution fees:
Class A	2
Class C	6
Service fees:
Class A	2
Class C	3
Class I	1,537
Custodian and accounting fees	1,597
Professional fees	13,143
Trustees’ and Chief Compliance Officer’s fees	1,043
Printing and mailing costs	377
Registration and filing fees	38
Transfer agency fees (See Note 2.H.)	61
Offering costs (See Note 2.F.)	535
Other	301

Total expenses	22,806

Less fees waived	(5,702)
Less expense reimbursements	(11,238)

Net expenses	5,866

Net investment income (loss)	(3,088)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	14,064
Investments in affiliates	245
Options purchased	(34,190)
Futures contracts	(68,809)
Foreign currency transactions	(9,942)
Options written	16,711

Net realized gain (loss)	(81,921)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	246,816
Investments in affiliates	812
Options purchased	27,108
Futures contracts	(103,483)
Foreign currency translations	574
Forward foreign currency exchange contracts	(36,094)
Options written	(12,628)

Change in net unrealized appreciation/depreciation	123,105

Net realized/unrealized gains (losses)	41,184

Change in net assets resulting from operations	$38,096

(a)	Commencement of operations was April 15, 2020.

SEE NOTES TO FINANCIAL STATEMENTS.

10

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD INDICATED

JPMorgan Macro
Opportunities Fund

Period Ended April 30,
2020 (a) (Unaudited)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(3,088)
Net realized gain (loss)	(81,921)
Change in net unrealized appreciation/depreciation	123,105

Change in net assets resulting from operations	38,096

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	15,000,000

NET ASSETS:
Change in net assets	15,038,096
Beginning of period	—

End of period	$15,038,096

CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$20,000

Change in net assets resulting from Class A capital transactions	$20,000

Class C
Proceeds from shares issued	$20,000

Change in net assets resulting from Class C capital transactions	$20,000

Class I
Proceeds from shares issued	$14,960,000

Change in net assets resulting from Class I capital transactions	$14,960,000

Total change in net assets resulting from capital transactions	$15,000,000

SHARE TRANSACTIONS:
Class A
Issued	1,333

Change in Class A Shares	1,333

Class C
Issued	1,333

Change in Class C Shares	1,333

Class I
Issued	997,333

Change in Class I Shares	997,333

(a)	Commencement of operations was April 15, 2020.

SEE NOTES TO FINANCIAL STATEMENTS.

11

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance						Ratios/Supplemental data

		Investment operations							Ratios to average net assets (a)
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (c)

JPMorgan Macro Opportunities Fund
Class A
April 15, 2020 (g) through April 30, 2020 (Unaudited)	$15.00	$— (h)	$0.04	$0.04	$15.04	0.27%	$20,049	1.20%	(0.76)%	5.96%	7%
Class C
April 15, 2020 (g) through April 30, 2020 (Unaudited)	15.00	(0.01)	0.04	0.03	15.03	0.20	20,044	1.70	(1.25)	6.42	7
Class I
April 15, 2020 (g) through April 30, 2020 (Unaudited)	15.00	— (h)	0.04	0.04	15.04	0.27	14,998,003	0.95	(0.50)	3.61	7

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(g)	Commencement of operations.
(h)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

12

NOTES TO FINANCIAL STATEMENTS

AS OF APRIL 30, 2020 (Unaudited)

1. Organization

JPMorgan Trust IV (the “Trust”) was formed on November 11, 2015, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 11, 2015, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan Macro Opportunities Fund	Class A, Class C and Class I	Diversified

The investment objective of the Fund is to seek to provide long-term capital appreciation.

The Fund commenced operations on April 15, 2020. Currently, the Fund is not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus. Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 - Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Fund’s valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis, with the AVC and the Board.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset value (“NAV”) of the Fund is calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with foreign equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAVs are calculated.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts and options are generally valued on the basis of available market quotations. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.

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•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Banks	$294,187	$49,897	$–	$344,084
Capital Markets	93,429	–	–	93,429
Construction & Engineering	–	48,861	–	48,861
Electric Utilities	–	731,090	–	731,090
Health Care Equipment & Supplies	66,489	–	–	66,489
Insurance	–	386,662	–	386,662
Interactive Media & Services	158,911	–	–	158,911
Internet & Direct Marketing Retail	604,624	–	–	604,624
IT Services	578,900	–	–	578,900
Life Sciences Tools & Services	110,779	–	–	110,779
Machinery	–	96,898	–	96,898
Metals & Mining	285,664	–	–	285,664
Multi-Utilities	–	81,096	–	81,096
Personal Products	80,438	–	–	80,438
Pharmaceuticals	136,086	374,340	–	510,426
Semiconductors & Semiconductor
Equipment	112,820	–	–	112,820
Software	735,481	–	–	735,481
Textiles, Apparel & Luxury Goods	89,708	138,400	–	228,108

Total Common Stocks	3,347,516	1,907,244	–	5,254,760

Foreign Government Securities	–	209,821	–	209,821
Options Purchased
Call Options Purchased	95,856	–	–	95,856
Put Options Purchased	59,130	–	–	59,130

Total Options Purchased	154,986	–	–	154,986

Short-Term Investments
Foreign Government Treasury Bills	–	3,138,703	–	3,138,703
Investment Companies	2,931,549	–	–	2,931,549

Total Short-Term Investments	2,931,549	3,138,703	–	6,070,252

Total Investments in Securities	$6,434,051	$5,255,768	$–	$11,689,819

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$–	$8,418	$–	$8,418
Futures Contracts	8,813	–	–	8,813

Total Appreciation in Other Financial Instruments	$8,813	$8,418	$–	$17,231

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$–	$(44,512)	$–	$(44,512)
Futures Contracts	(98,213)	(14,083)	–	(112,296)
Options Written
Call Options Written	(95,555)	–	–	(95,555)

Total Depreciation in Other Financial Instruments	$(193,768)	$(58,595)	$–	$(252,363)

B. Securities Lending —The Fund is authorized to engage in securities lending in order to generate additional income. The Fund is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Fund, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in an affiliated money market fund. The Fund retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e. a net payment to the Fund). Upon termination of a loan, the Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Fund or the borrower at any time.

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The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of collateral investments are disclosed on the SOI.

The Fund bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security.

The Fund did not lend out any securities during the period ended April 30, 2020.

C. Investment Transactions with Affiliates — The Fund invested in an Underlying Fund which is advised by the Adviser. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuer listed in the table below to be an affiliated issuer. Underlying Fund distributions may be reinvested into the Underlying Fund. Reinvestment amounts are included in the purchase cost amounts in the table below.

For the period ended April 30, 2020
Security Description	Value at April 15, 2020(a)	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at April 30, 2020	Shares at April 30, 2020	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.69%(b)(c)	$—	$5,803,147	$2,872,655	$ 245	$ 812	$2,931,549	2,929,206	$ 653	$ —

(a)	Commencement of operations was April 15, 2020.

(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.

(c)	The rate shown is the current yield as of April 30, 2020.

D. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

E. Derivatives — The Fund used derivative instruments including futures, forward foreign currency exchange contracts and options, in connection with its respective investment strategies. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. Derivatives may also be used to effectively manage the long and short equity exposures in the portfolio, manage duration, sector and yield curve exposures and credit and spread volatility.

The Fund may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the potential lack of a liquid market for these contracts allowing the Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed their value, as recorded on the Statement of Assets and Liabilities.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent

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other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts additional collateral for mark to market gains to the Fund.

Notes E(1) — E(3) below describe the various derivatives used by the Fund.

(1). Options — The Fund purchased and/or sold (“wrote”) put and call options on various instruments including futures, securities, currencies and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Fund for options purchased are included on the Statements of Assets and Liabilities as Options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or will offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Fund for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change is recorded as Change in net unrealized appreciation/depreciation of options written on the Statements of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund’s exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The Fund’s over-the-counter (“OTC”) options are subject to master netting agreements.

The Fund may be required to post or receive collateral for over-the-counter options and exchange-traded options. Cash collateral posted by the Fund is considered restricted.

(2). Futures Contracts — The Fund used index and treasury financial futures contracts to gain or reduce exposure to the stock market, or maintain liquidity or minimize transaction costs. The Fund also used index futures contracts to more effectively manage the long and short equity exposures in the portfolio. The Fund also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Fund to equity price risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

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(3). Forward Foreign Currency Exchange Contracts — The Fund is exposed to foreign currency risks associated with some or all of their portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of the foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss, upon settlement, when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

(4). Summary of Derivatives Information — The following table present the value of derivatives held as of April 30, 2020 by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities:

Derivative Contracts	Statement of Assets and Liabilities Location
Gross Assets:		Options	Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	Receivables	$154,986	$8,813	$—	$163,799
Foreign exchange contracts	Receivables, Net Assets — Unrealized Appreciation	—	—	8,418	8,418

Total		$154,986	$8,813	$8,418	$172,217

Gross Liabilities:
Equity contracts	Payables	$(95,555)	$(111,821)	$—	$(207,376)
Foreign exchange contracts	Payables	—	—	(44,512)	(44,512)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	—	(475)	—	(475)

Total		$(95,555)	$(112,296)	$(44,512)	$(252,363)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statement of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The following tables present the effect of derivatives on the Statement of Operations for the period ended April 30, 2020 by primary underlying risk exposure:

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Options	Futures Contracts	Total
Equity contracts	$(17,479)	$(68,809)	$(86,288)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$14,480.00	$(103,008.00)	$—	$(88,528.00)
Foreign exchange contracts	—	—	(36,094)	(36,094)
Interest rate contracts	—	(475)	—	(475)

Total	14,480	(103,483)	(36,094)	(125,097)

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Derivatives Volume

The tables below discloses the volume of the Fund’s futures contracts, forward foreign currency exchange contracts and options activity during the period ended April 30, 2020. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity:

Futures Contracts — Equity:
Average Notional Balance Long	$335,815	(a)
Average Notional Balance Short	3,531,284	(a)
Ending Notional Balance Long	335,815
Ending Notional Balance Short	3,531,284

Futures Contracts - Interest Rate:
Average Notional Balance Long	$416,625	(a)
Ending Notional Balance Long	416,625

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$1,938,823	(a)
Average Settlement Value Sold	8,644,264	(a)
Ending Settlement Value Purchased	1,938,823
Ending Settlement Value Sold	8,644,264

Exchange-Traded Options:
Average Number of Contracts Purchased	46	(a)
Average Number of Contracts Written	7	(a)
Ending Number of Contracts Purchased	46
Ending Number of Contracts Written	7

(a)	For the period April 15, 2020 through April, 30, 2020.

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts, non-deliverable forward foreign currency exchange contracts and/or OTC options with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. For certain counterparties, cash collateral posted by the Fund is invested in an affiliated money market fund (See Note 3.G.). Otherwise the cash collateral is included on the Statement of Assets and Liabilities as Restricted cash. Collateral received by the Fund is held in escrow in accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, which provides collateral management services to the Fund (See Note 3.F.).

The Fund’s derivatives contracts held at April 30, 2020 are not accounted for as hedging instruments under GAAP.

F. Offering and Organizational Costs — Total offering costs of $13,022 incurred in connection with the offering of shares of the Fund are amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund, if any, are recorded as an expense at the time the Fund commenced operations. For the period ended April 30, 2020, total offering costs amortized were $535.

Costs paid in accordance with the organization of the Fund, if any, were recorded as an expense at the time the Fund commenced operations and are included as part of Professional fees on the Statement of Operations.

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income and interest expense on securities sold short, if any, is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign tax withheld, if any, and dividend expense on securities sold short, are recorded on the ex-dividend date or when the Fund first learns of the dividend.

H. Allocation of Income and Expenses — Expenses directly attributable to the Fund are charged directly to the Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Fund for the period ended April 30, 2020 are as follows:

Class A	Class C	Class I	Total
$17	$17	$27	$61

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I. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of April 30, 2020, no liability for Federal income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

J. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

K. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually with respect to the Fund. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by the Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of the Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.60% of the Fund’s average daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.G.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Fund’s average daily net assets, plus 0.050% of the Fund’s average daily net assets between $10 billion and $20 billion, plus 0.025% of the Fund’s average daily net assets between $20 billion and $25 billion, plus 0.01% of the Fund’s average daily net assets in excess of $25 billion. For the period ended April 30, 2020, the effective annualized rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.G.

JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees —Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s principal underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Class I Shares of the Fund do not charge a distribution fee. The Distribution Plan provides that the Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the period ended April 30, 2020, JPMDS did not retain any front-end sales charges or CDSC.

D. Service Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes that is accrued daily and paid monthly at an annual rate of 0.25% for Class A, Class C and Class I Shares.

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.G.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

F. Collateral Management Fees — JPMCB provides derivatives collateral management services for the Fund. The amounts paid directly to JPMCB by the Fund for these services are included in Collateral management fees on the Statement of Operations.

19

G. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class I
1.20%	1.70%	0.95%

The expense limitation agreement was in effect for the period ended April 30, 2020 and is in place until at least February 28, 2022.

For the period ended April 30, 2020, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
$3,699	$462	$1,541	$5,702	$11,238

Additionally, the Fund may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such affiliated money market funds, except for investments of securities lending cash collateral.

The Fund did not have any waivers/reimbursements resulting from investments in these money market funds for the period ended April 30, 2020.

H. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Fund pursuant to Rule 38a-1 under the 1940 Act. The Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the period ended April 30, 2020, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$6,133,865	$758,143

During the period ended April 30, 2020, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at April 30, 2020 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$ 11,332,156	$315,930	$193,399	$122,531

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Fund had no borrowings outstanding from another fund during the period ended April 30, 2020.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 2, 2020.

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The Fund had no borrowings outstanding from the unsecured, uncommitted credit facility during the period ended April 30, 2020.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund entered into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

As of April 30, 2020, all of the Fund’s shares were held by the Adviser.

As of April 30, 2020, the Fund had non-U.S. country allocations representing greater than 10% of total investments (excluding investment of cash collateral from securities loaned) as follows:

Japan
25.5%

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund, such as swap and option contracts and credit linked notes.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the period depending on the Fund. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

The London InterBank Offered Rate (“LIBOR”) is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of the Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of the Fund and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Fund is subject to infectious disease epidemics/pandemics risk. Recently, the worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Fund and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could also have a significant negative impact on the Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

21

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, April 15, 2020, and continued to hold your shares at the end of the reporting period, April 30, 2020.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value April 15, 2020	Ending Account Value April 30, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Macro Opportunities Fund
Class A
Actual	$1,000.00	$1,002.70	$0.49	1.20%
Hypothetical	1,000.00	1,018.90	6.02	1.20
Class C
Actual	1,000.00	1,002.00	0.70	1.70
Hypothetical	1,000.00	1,016.41	8.52	1.70
Class I
Actual	1,000.00	1,002.70	0.39	0.95
Hypothetical	1,000.00	1,020.14	4.77	0.95

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 15/366 (to reflect the one-half year period).

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Liquidity Risk Management Program

(Unaudited)

The Fund has adopted the J.P. Morgan Funds Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The Program seeks to assess, manage and review the Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquidity Investment Minimum (“HLIM”) established for a J.P. Morgan Fund and any material changes to the Program.

The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). On February 11, 2020, the Board of Trustees reviewed the Program Administrator’s initial written report (the “Report”) concerning the operation of the Program for the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a J.P. Morgan Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.

The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review the Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) whether the Fund invested primarily in “Highly Liquid Investments” (as defined under the Liquidity Rule), whether an HLIM should be established for the Fund (and, for J.P. Morgan Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether the Fund has invested below its HLIM) and the procedures for monitoring for this limit; (4) whether the Fund invested more than 15% of its assets in “Illiquid Investments” (as defined under the Liquidity Rule) and the procedures for monitoring for this limit; and (5) specific liquidity events arising during the Program Reporting Period, including the impact on Fund liquidity caused by extended non-U.S. market closures.

Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage the Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to the Fund during the Program Reporting Period.

23

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering approvals of initial advisory agreements for new funds. At their February 2019 in-person meeting, the Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the initial advisory agreement or any of their affiliates (“Independent Trustees”), approved the initial investment advisory agreement (the “New Advisory Agreement”) for the Fund.

In connection with the approval of the New Advisory Agreement, the Trustees reviewed written materials prepared by the Adviser and received oral presentations from Adviser personnel. Before voting on the proposed New Advisory Agreement, the Trustees reviewed the New Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed agreement. The Trustees also discussed the proposed New Advisory Agreement in an executive session with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve the New Advisory Agreement is provided below.

The Trustees considered information provided with respect to the Fund and the approval of the New Advisory Agreement. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. After considering and weighing the factors and information they had received, the Trustees found that the proposed compensation to be received by the Adviser from the Fund under the New Advisory Agreement was fair and reasonable under the circumstances and determined that the initial approval of the New Advisory Agreement was in the best interests of the Fund and its potential shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

In connection with the approval of the New Advisory Agreement, the Trustees considered the materials furnished specifically in connection with the approval of the New Advisory Agreement, as well as other relevant information furnished throughout the year for the J.P. Morgan Funds complex, and the Trustees’ experience with the Adviser and its services. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention to be given to the Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Trustees also considered the investment strategy and investment process for the Fund, and the infrastructure supporting the portfolio management team, including personnel changes, if any. In addition, the Trustees considered information about the structure and distribution strategy of the Fund, how it fits within the J.P. Morgan Funds lineup, and how it will be positioned against identified peers.

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to the J.P. Morgan Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the J.P. Morgan Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the J.P. Morgan Funds.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services to be provided to the Fund by the Adviser.

The Trustees also considered that JPMorgan Distribution Services, Inc. (“JPMDS”), an affiliate of the Adviser, and the Adviser, in its role as administrator, will earn fees from the Fund for providing shareholder and administrative services, respectively. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

24

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Fund. The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including benefits that may be received by the Adviser and its affiliates in connection with the Fund’s potential investments in other funds advised by the Adviser. The Trustees also considered the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Fund may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Fund and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Fund was priced to scale and whether it would be appropriate to add advisory fee breakpoints. The Trustees noted that the Fund has implemented contractual expense limitations and fee waivers (“Fee Caps”) which allow the Fund’s shareholders to share potential economies of scale from the Fund’s inception and that the proposed fees are competitive with peer funds. The Trustees considered the benefits to the Fund of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Fund. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of the Fund, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for the Fund, including Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Fund at a competitive level, was reasonable. The Trustees concluded that the Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Fund and its shareholders.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of the Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees considered the Fund’s investment strategy and process, portfolio management team and competitive positioning against identified peer funds, and concluded that the prospects for competitive future performance were acceptable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate that will be paid by the Fund to the Adviser and compared the combined rate to the information prepared by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”) concerning management fee rates paid by other funds in the same Broadridge/Lipper category as the Fund. The Trustees recognized that Broadridge/Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other projected expenses and the expense ratios for the Fund. The Trustees considered the projected Fee Caps proposed for the Fund, and the net advisory fee rate and net expense ratio after taking into account any projected waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees noted that the Fund’s estimated net advisory fees and total expenses, which were considered on a class-by-class basis, were in line with identified peer funds. After considering all of the factors identified above, in light of the information, the Trustees concluded that the advisory fees were satisfactory.

25

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-PORT. Prior to March 31, 2019, the Fund filed a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Form N-PORT and Form N-Q are available on the SEC’s website at http://www.sec.gov.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of                Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b)    A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust IV

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
July 1, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
July 1, 2020

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
July 1, 2020